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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 12/31/11

Item 1 — Reports to Shareholders

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Balanced Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 1.64% and 1.35%, respectively, for the 12-month period ended December 31, 2011, compared with a 4.99% return by the Balanced Index, an internally-calculated supplemental benchmark that combines the total returns from the S&P Index (55%) and the Barclays Capital U.S. Aggregate Bond Index (45%). The S&P 500 Index, the Portfolio’s primary benchmark, and the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s secondary benchmark, returned 2.11% and 7.84%, respectively.

Economic Overview

U.S. equities saw early gains for 2011 disappear during a sell-off in the third quarter. Indices recovered somewhat in the fourth quarter to finish the year with a modest gain. The volatile year began with political unrest in the Middle East and North Africa and a tragic earthquake and tsunami in Japan, where damaged nuclear reactors raised fears of radiation contamination. Strong corporate earnings, modestly improving economic data and U.S. Treasury plans to sell off some of its portfolio of mortgage-backed securities helped sentiment, enabling equities to reach their highs for the year in early May. Later during the second quarter, the smoldering European sovereign debt issue resurfaced on a potential default by Greece, violent protests over austerity measures in Athens and a ratings downgrade for Italy.

A first-ever ratings downgrade of U.S. debt sparked the third quarter sell-off followed by fears that European financial pressures could spread to U.S. banks. The U.S. Federal Reserve (Fed) also gave a downbeat assessment of the economic climate and presented a new plan to buy long-dated Treasuries, which disappointed investors who had hoped for more. Stocks rebounded in the fourth quarter on hopes of a European solution to the debt crisis and improving U.S. data in retail sales, unemployment, private sector jobs, manufacturing and housing starts. However, spiking government bond yields in Italy and Spain late in the year showed investors were not convinced of a lasting European debt solution. The failure of the U.S. government’s deficit reduction “super committee” also pressured equities late.

Volatility and headline risk were central themes for fixed income investors in 2011. As the year began, signs of stronger economic growth fueled investor appetite for riskier assets. The yield on 10-year U.S. Treasury securities rose to its highest point all year, at 3.75% in early February, while investment-grade and high-yield spreads narrowed. But the trend reversed in March and April, as investors sought safety amid political unrest in the Middle East and North Africa, earthquakes in Japan and New Zealand, and concern about European fiscal problems. In mid-March, rising inflation concerns briefly supported longer-term U.S. Treasury yields, but yields soon began a general decline that lasted throughout 2011.

The Treasury rally became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the United States and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the United States’ sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in

2 | DECEMBER 31, 2011

(unaudited)

search of higher yields. But uncertainty flooded back in November, as governments in first Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise.

In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank (ECB) served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries.

Meanwhile, U.S. macroeconomic data continued to reflect a strengthening domestic economy, with signs of increased hiring and rising consumer confidence. Fears of a double-dip recession, which mounted over the summer as U.S. economic indicators weakened, had receded by the fourth quarter.

Portfolio Overview

The Portfolio underperformed the Balanced Index during the period, as both the equity and fixed income sleeves underperformed their respective benchmarks. The Portfolio was overweight equities until the third quarter, when we moved to a 52.9% weighting. We finished the period nearly equal weight at 54.4%. The weighting change in the fourth quarter reflected our more positive outlook on the U.S. economy.

Our equity sleeve underperformed the S&P 500 Index due largely to our holdings and underweight in energy followed by our holdings in consumer discretionary, information technology and financials. Relative contributors were led by our holdings in consumer staples, industrials and health care.

Individually, Morgan Stanley was the largest detractor. The diversified financial services company was hit in the third quarter by investor worries over balance sheet risk and rumors (which were false) that it had exposure to French banks. We reduced our position in the diversified financial services firm as the shares rebounded in the fourth quarter. We continue to like Morgan Stanley longer term based on its transformation to a wealth management company with the integration of its Smith Barney joint venture, but its investment banking business remains susceptible to regulatory and capital market headwinds.

Hess Corp. also weighed on performance. This integrated energy company, which is heavily leveraged to the price of oil, suffered from weak energy prices, during the second and third quarters. Hess remains an attractive holding in our opinion given its emphasis on oil over natural gas and its new discoveries off the coast of West Africa. We also believe the company’s properties off the coast of Brazil offer substantial reserve potential.

Contributors were led by tobacco company Philip Morris International. We continue to like the tobacco company for its pure international exposure, stable markets, minimal litigation risk and ability to implement price increases. Its cash generative business has historically also led to high dividend payouts and share repurchases.

CBS gained from a change in investor perceptions that the mass media company’s advertising revenues would not be as negatively impacted as many had feared during the third quarter, when concerns over a recession rose. In fact, there has been no sign of economic weakness in the company’s advertising rates.

The fixed income sleeve underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Agg), during 2011. Corporate credit and Treasuries were the primary asset-class drivers of underperformance, while our underweight positioning in agency debt and MBS were the top positive asset classes. In terms of sectors, natural gas pipelines stood out as the top-performing sector. Banking was the worst-performing sector, although that was because we were overweight the sector that underperformed as a whole relative to the index. Security selection within banking was positive. We remained significantly overweight corporate credit at year’s end, at 70% of the sleeve, compared with the Agg’s 20% exposure.

The sleeve had a wide range of very strong credit performers, including Bank of America and Pernod-Ricard. However, the breadth of solid performers was heavily outweighed by underperformance in financials, which had a few extreme underperformers, including Jefferies Group.

Holding the number-one position in U.S. deposits and a large bank branch network, Bank of America is transitioning from being a serial acquirer to focusing on optimizing their existing business lines. As the U.S.’s largest originator and servicer of mortgages, Bank of America’s asset recovery is more sensitive to U.S. real estate and employment improvements. The company continues to improve its capital structure, running off term-debt at a $40-55 billion per year pace and we expect the deleveraging to continue for the next few years. Depending on one’s perspective, Bank of America’s

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

sensitivity to headline risk particularly of the mortgage or regulatory variety can provide attractive opportunities but also periodic volatility. It is also worth noting that the bank is making progress in reducing the mortgage risk within their business.

A French producer of distilled beverages, Pernod acquired Absolut Vodka from the Swedish government in 2008 resulting in a downgrade of the company by ratings agencies. The company has demonstrated its ability to utilize free cash flow for the benefit of bondholders and remains focused on deleveraging, in our view.

One of the last remaining independent – i.e. non-bank – brokers in the U.S., Jefferies Group invested heavily in expanding its business during the credit crisis. Growing the business to include commodities and advisory services, the company has increased its headcount by more than 15%. We believe this expansion of business interest bodes well for Jefferies as merger and acquisition activity increases in the incrementally improving economy. We also like the fact that their independent status frees the company from the constraints being imposed by regulators on many of their peers, potentially providing market share gains at an important time in the economic cycle. We believe investors overreacted in distancing themselves from the company in early November in the wake of the MF Global bankruptcy. Jefferies has a highly invested management team, a well structured long-term debt profile and disciplined policies regarding sovereign debt exposure. We like that the company moved quickly to demonstrate the transparency and liquidity of its own European sovereign debt holdings to assuage investor concerns following MF Global.

Individual detractors were led by DineEquity, which is in the process of transforming Applebee’s, a casual dining brand that it acquired in 2007, into a nearly 99% franchised system by selling most of its company-operated restaurants. This will bring Applebee’s business model into line with IHOP, DineEquity’s other brand, and potentially generate more stable cash flows with less risk. DineEquity also is actively engaged in paying down debt. We exited the position during the period.

We reduced our Treasury exposure in the sleeve to 4.5% at year end, compared with 8.2% at the beginning of the year. This was not a steady process. At certain points, notably in February and during the second quarter, we increased Treasury exposure in order to reduce portfolio risk as a result of our close monitoring of company fundamentals. We believe that a strategic allocation to Treasuries plays a critical defensive role during periods of uncertainty, and the flight-to-safety buying that drove longer-term Treasury yields lower throughout 2011 certainly underscored the security’s safe-haven appeal. However, in light of the U.S. government’s fiscal challenges we continue to monitor how this will play out going forward. In 2012, we expect interest rates to trade in a more range-bound fashion than they did in 2011, as discussed further below in the Outlook section. We balance our risk positions with Treasuries because we believe they offer an insurance policy against tail risk and market volatility. However, considering the high volatility in the market, we think this allocation needs to be actively managed, and we expect to reduce our allocation to take advantage of opportunities as the market presents them.

We maintained zero exposure to U.S. government agency debt throughout 2011. We have long argued that since the 2008-09 financial crisis, U.S. government agencies, agency mortgages and U.S. Treasuries have converged and now move as one large U.S. government sector. We believe that corporate credit represents a better alternative, offering the best risk-adjusted returns. Our focus on security selection also offers a more effective way of capturing alpha (outperformance versus the benchmark) within corporate credit, in our opinion.

That said, we did increase our exposure to select agency MBS during 2011, as MBS spreads moved significantly wider and presented good risk/reward opportunities in our opinion. We began the year with a zero weight to mortgages – an area we had avoided since the third quarter of 2009 – but re-established and then increased our allocation as the year progressed; as of December 31, 2011, agency MBS accounted for 6.8% of the sleeve. It’s worth noting that increasing our exposure to MBS was not a broad macroeconomic decision, but consistent with our investment process it was the result of seeking opportunities through close analysis of valuations and individual security fundamentals. Broadly speaking, when the U.S. government placed Fannie Mae and Freddie Mac into conservatorship in 2008, mortgage spreads tightened significantly compared with Treasuries, offering little potential for outperformance. The evolving dynamics within the mortgage market also made it difficult to model duration extension risk. However, over the past year both factors have eased. Particularly encouraging from our standpoint was the Fed’s announcement in September that it would reinvest maturing MBS paydowns into newly issued MBS, effectively changing the Fed from a net seller to a net buyer in the MBS market. We continue to focus on pre-pay-protected issues such as low-loan balance and seasoned pools to manage the interest rate risk inherent in the sector. Although we remain underweight MBS compared with the Agg, we stand ready to increase our

4 | DECEMBER 31, 2011

(unaudited)

allocation if it appears likely that the Fed will buy additional MBS as part of a potential third round of quantitative easing (QE3).

We also established small positions in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) during the year, as we perceived fresh opportunities in those markets. We believe that there is opportunity for spread tightening in CMBS as the market slowly and haltingly returns to life following the financial crisis. As for the ABS and commercial ABS markets, we believe our bottom-up research approach gives us an edge over other investors in this market, in being able to better gauge specific company risk. The global ABS market also is growing as more European banks, facing a credit squeeze in euro-denominated debt, are beginning to issue ABS in U.S. dollars. The credit culture in many other countries is very creditor friendly, making this an underappreciated space in our opinion. Although our allocation in the sector is not large, we believe that global ABS in general offers good relative value – high credit quality at an attractive yield. As of December 31, 2011, ABS accounted for 0.2% of the sleeve.

Given the high levels of market volatility and economic uncertainty, we believe that individual security selection will be the most important driver of returns for bond investors. As always, we will continue to focus on opportunities that offer the best risk-adjusted returns.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

We believe European leaders understand the severity of the region’s sovereign debt problems and will prevent a European repeat of the 2008 financial crisis that we experienced in the U.S., although we remain watchful of their actions. In the U.S., we see modest improvement in the economy. Further progress in both consumer and business confidence hinges on actions in Washington D.C. and possibly the 2012 election. Companies are being cautious in their spending on new capacity, which should lead to higher cash generation and benefit shareholders in higher dividends. We think it’s no coincidence that the some of the best performing stocks have been dividend payers that have grown. An example is Philip Morris International, which rose 20% in the fourth quarter and boasts a 4% dividend yield.

Overall, we are cautiously optimistic and foresee modest economic growth. The probability of a U.S. recession has declined, but the lack of policy direction in Washington demands a slightly more cautious sleeve. Therefore, we have placed a greater emphasis on companies with more predictable earnings growth and that are less cyclically exposed. We are also identifying companies with strong cash generation, which would enable them to repay debt and repurchase shares even if growth in earnings and cash flow is more muted than they have been historically.

Largely because the U.S. economy is being held hostage to decisions in Europe and Washington, our fixed income team expects another year of subpotential growth. We forecast U.S. gross domestic product growth of 2% in 2012, barring a worsening of the euro zone crisis and assuming that Congress extends long-term unemployment benefits and the payroll tax break until the end of the year; both are currently scheduled to expire at the end of February.

Given current high levels of productivity, we expect that hiring will continue to rise slowly as companies seek to meet essential demand. However, the modest pace will likely keep the unemployment rate elevated and fluctuating around the 9% level throughout the year. Excess slack in the labor market combined with slow economic growth should keep inflation from moving much higher. In our opinion, the core Consumer Price Index (CPI) will continue to rise through the first half of 2012, peaking at 2.5% before descending back below 2%. Core CPI’s recent rise has been due largely to artificial factors, including a supply/demand imbalance in the housing rental market that has pushed up owners’ equivalent rent (OER), a major component of core CPI. We believe this imbalance will correct itself. Meanwhile, producer input prices have been dropping, reducing the amount of price pressure in the pipeline.

A low-inflation environment would give the Fed room to continue its accommodative short-term interest rate policy. The Fed has said that it plans to keep short-term interest rates near zero through late 2014. We believe there is a 50% chance that the Fed will initiate QE3 in 2012, by buying mortgage-backed securities, if market conditions warrant. In our view the likelihood of QE3 is heavily dependent on the outcome in Europe, and may be necessary if we see continued dysfunction in Washington.

We expect global economic growth to slow to roughly 2.1% in 2012, with Europe the most challenged region worldwide. In our view Europe will be in recession next year, with growth of negative 0.5% to negative 1%. Policy risk remains high in all regions of the world. We expect inflation to decline globally as commodity prices level out and the pace of growth slows.

We believe that Treasury yields will remain relatively range-bound in 2012 due to the continued headline risk

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

from Europe, political deadlock in Washington and automatic $1.2 trillion in government spending cuts scheduled to begin in January 2013. However, we think that rates could be at the higher end of the range by the end of 2012, partly because by that point we should be on a path to stronger economic growth. The front end of the curve is anchored by current Fed policy, while the five-year Treasury is the pivot point and stands to benefit if the Fed implements QE3. We believe that the 10-year and 30-year Treasury have little upside left, as they enjoyed a remarkable rally in 2011 but will be vulnerable to inflation concerns the longer the Fed’s accommodative policy continues.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk-adjusted returns in the market. We entered 2011 with a similar belief. The last year was highly volatile for credit, especially financials, which had a big impact on the market. Yet underlying fundamentals continue to improve. Profit margins are high and companies are accumulating cash on balance sheets (more than $2 trillion by some estimates). Moreover, we think there is a newfound conservatism resonating across management teams and boards in the United States and Europe. Management teams are being more careful and have not been committing capital to their businesses – beyond replacement levels – as growth remains slow and uncertainty remains high. We think this will continue through 2012, fueling more free cash flow, liquidity in the system and ultimately support for credit spreads in both investment-grade and high-yield bonds.

Thank you for investing in Janus Aspen Balanced Portfolio.

6 | DECEMBER 31, 2011

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Philip Morris International, Inc.	1.24%
CBS Corp. – Class B	0.93%
MasterCard, Inc. – Class A	0.74%
Bristol-Myers Squibb Co.	0.73%
Apple, Inc.	0.53%

5 Bottom Performers – Equity Holdings

Contribution

Morgan Stanley	–0.99%
Hess Corp.	–0.76%
Ford Motor Co.	–0.73%
Oracle Corp.	–0.65%
Freeport-McMoRan Copper & Gold, Inc. – Class B	–0.59%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Industrials	0.70%	9.34%	10.86%
Consumer Staples	0.58%	7.40%	10.87%
Health Care	0.50%	12.65%	11.44%
Telecommunication Services	–0.20%	0.84%	3.05%
Materials	–0.37%	6.78%	3.59%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Energy	–1.93%	11.07%	12.54%
Consumer Discretionary	–0.91%	18.84%	10.61%
Information Technology	–0.75%	18.56%	18.76%
Financials	–0.65%	14.52%	14.81%
Utilities	–0.59%	0.00%	3.48%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Apple, Inc. Computers	1.9%
Oracle Corp. Enterprise Software/Services	1.7%
Philip Morris International, Inc. Tobacco	1.7%
Union Pacific Corp. Transportation – Railroad	1.6%
CBS Corp. – Class B Television	1.6%

8.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 1.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of December 31, 2010

8 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the May 1, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	1.64%	5.23%	5.97%	9.68%	0.58%

Janus Aspen Balanced Portfolio – Service Shares	1.35%	4.96%	5.70%	9.53%	0.83%

S&P 500® Index	2.11%	–0.25%	2.92%	7.67%

Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	6.14%

Balanced Index	4.99%	3.14%	4.56%	7.28%

Lipper Quartile – Institutional Shares	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	53/219	1/122	4/61	1/21

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio (unaudited)

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$960.30	$2.87

Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$959.10	$4.10

Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23

†	Expenses are equal to the annualized expense ratio of 0.58% for Institutional Shares and 0.83% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10 | DECEMBER 31, 2011

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.3%
$1,465,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$1,644,706
1,350,807	CLI Funding LLC 4.9400%, 10/15/26 (144A),‡	1,324,931
1,284,000	Commercial Mortgage Pass Through Certificates 5.8137%, 12/10/49‡	1,433,233
1,282,000	FREMF Mortgage Trust 4.7268%, 1/25/21 (144A),‡	1,101,065
809,000	FREMF Mortgage Trust 5.1587%, 4/25/21 (144A),‡	723,324
1,157,000	FREMF Mortgage Trust 4.9329%, 7/25/21‡	1,011,218
640,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	541,385
1,806,000	FREMF Mortgage Trust 4.7705%, 4/25/44 (144A),‡	1,669,522
2,009,000	FREMF Mortgage Trust 4.8868%, 7/25/44 (144A),‡	1,859,954
1,333,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	1,463,505
627,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.3638%, 11/13/16 (144A),‡	633,320
2,050,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.6620%, 7/5/24 (144A)	2,102,064
890,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27 (144A)	1,011,892
883,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8748%, 4/15/45‡	991,018
1,315,000	Morgan Stanley Capital I 3.8840%, 2/15/16 (144A)	1,381,836
1,000,000	Oxbow Resources LLC 4.9690%, 5/1/36 (144A)	1,017,800
701,000	SLM Student Loan Trust 4.3700%, 4/17/28 (144A)	711,827
807,000	SLM Student Loan Trust 2.7783%, 1/15/43 (144A),‡	772,639

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $21,359,976)		21,395,239

Bank Loans – 0.3%
Auction House – Art Dealer – 0.1%
1,211,910	KAR Auction Services, Inc. 5.0000%, 5/19/17‡	1,193,223
Electric – Generation – 0.1%
1,265,437	AES Corp. 4.2500%, 6/1/18‡	1,259,591
Food – Miscellaneous/Diversified – 0.1%
2,267,914	Del Monte Foods Co. 4.5000%, 3/8/18‡	2,148,849
Telecommunication Equipment – 0%
812,858	CommScope, Inc. 5.0000%, 1/14/18‡	805,135

Total Bank Loans (cost $5,538,195)		5,406,798

Common Stock – 54.3%
Aerospace and Defense – 1.4%
318,275	Boeing Co.	23,345,471
Agricultural Chemicals – 1.0%
112,350	Mosaic Co.	5,665,811
178,014	Syngenta A.G. (ADR)	10,492,145
		16,157,956
Apparel Manufacturers – 0.7%
176,055	Coach, Inc.	10,746,397
Athletic Footwear – 1.3%
209,579	NIKE, Inc. – Class B	20,197,128
Automotive – Cars and Light Trucks – 0.4%
158,600	Daimler A.G.	6,956,196
Beverages – Wine and Spirits – 0.3%
56,820	Brown-Forman Corp. – Class B	4,574,578
Cable/Satellite Television – 2.1%
244,638	DIRECTV – Class A*	10,460,721
365,160	Time Warner Cable, Inc. – Class A	23,213,221
		33,673,942
Casino Hotels – 1.4%
310,270	Las Vegas Sands Corp.*	13,257,837
965,140	MGM Mirage*	10,066,410
		23,324,247
Chemicals – Diversified – 2.1%
556,045	E.I. du Pont de Nemours & Co.	25,455,740
254,650	LyondellBasell Industries N.V.	8,273,579
		33,729,319
Commercial Banks – 2.6%
499,605	CIT Group, Inc.*	17,421,226
147,200	ICICI Bank, Ltd. (ADR)	3,890,496
393,805	Itau Unibanco Holding S.A. (ADR)	7,309,021
588,227	Standard Chartered PLC**	12,868,950
		41,489,693
Commercial Services – Finance – 1.7%
42,470	MasterCard, Inc. – Class A	15,833,665
614,461	Western Union Co.	11,220,058
		27,053,723
Computer Services – 0.6%
150,980	Cognizant Technology Solutions Corp.*	9,709,524
Computers – 1.9%
76,181	Apple, Inc.*	30,853,305
Computers – Integrated Systems – 0.5%
176,275	Teradata Corp.*	8,551,100
Computers – Memory Devices – 0.8%
352,250	NetApp, Inc.*	12,776,108
Cosmetics and Toiletries – 0.5%
66,220	Estee Lauder Cos., Inc. – Class A	7,437,830
Diversified Banking Institutions – 0.6%
590,941	Morgan Stanley	8,940,937

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

E-Commerce/Products – 1.2%
663,404	eBay, Inc.*	$20,121,043
Electronic Components – Miscellaneous – 1.0%
516,135	TE Connectivity, Ltd. (U.S. Shares)	15,902,119
Electronic Components – Semiconductors – 0.1%
233,535	ON Semiconductor Corp.*	1,802,890
Electronic Connectors – 0.5%
178,563	Amphenol Corp. – Class A	8,104,975
Enterprise Software/Services – 1.7%
1,070,715	Oracle Corp.	27,463,840
Finance – Other Services – 0.9%
555,127	NYSE Euronext	14,488,815
Food – Confectionary – 0.6%
163,705	Hershey Co.	10,113,695
Investment Management and Advisory Services – 0.8%
939,125	Blackstone Group L.P.	13,157,141
Life and Health Insurance – 0.3%
573,199	Prudential PLC**	5,682,684
Machinery – General Industrial – 0.3%
49,050	Roper Industries, Inc.	4,260,974
Medical – Biomedical and Genetic – 1.5%
245,768	Celgene Corp.*	16,613,917
196,680	Gilead Sciences, Inc.*	8,050,112
		24,664,029
Medical – Drugs – 4.2%
94,465	Allergan, Inc.	8,288,359
490,274	Bristol-Myers Squibb Co.	17,277,256
201,830	Endo Pharmaceuticals Holdings, Inc.*	6,969,190
659,980	Pfizer, Inc.	14,281,967
128,110	Shire PLC (ADR)**	13,310,629
164,078	Valeant Pharmaceuticals International, Inc.	7,660,802
		67,788,203
Medical – Generic Drugs – 1.0%
753,895	Mylan, Inc.*	16,178,587
Metal – Copper – 0.7%
294,393	Freeport-McMoRan Copper & Gold, Inc. – Class B	10,830,718
Metal Processors and Fabricators – 0.4%
35,775	Precision Castparts Corp.	5,895,362
Multimedia – 0.5%
163,095	Viacom, Inc. – Class B	7,406,144
Oil – Field Services – 0.3%
87,625	Baker Hughes, Inc.	4,262,080
Oil Companies – Exploration and Production – 1.7%
394,530	Canadian Natural Resources, Ltd.	14,743,586
127,158	Occidental Petroleum Corp.	11,914,705
		26,658,291
Oil Companies – Integrated – 3.0%
229,205	Chevron Corp.	24,387,412
345,585	Hess Corp.	19,629,228
163,670	Petroleo Brasileiro S.A. (ADR)	4,067,199
		48,083,839
Pharmacy Services – 1.0%
345,005	Express Scripts, Inc. – Class A*	15,418,273
Pipelines – 0.9%
323,765	Enterprise Products Partners L.P.	15,016,221
Retail – Auto Parts – 0.6%
28,555	AutoZone, Inc.*	9,279,518
Retail – Discount – 0.7%
130,505	Costco Wholesale Corp.	10,873,677
Retail – Major Department Stores – 0.5%
171,630	Nordstrom, Inc.	8,531,727
Retail – Restaurants – 0.9%
143,735	McDonald’s Corp.	14,420,933
Super-Regional Banks – 1.1%
674,115	U.S. Bancorp.	18,234,811
Telephone – Integrated – 0.7%
292,054	CenturyLink, Inc.	10,864,409
Television – 1.6%
945,261	CBS Corp. – Class B	25,654,384
Tobacco – 2.5%
460,350	Altria Group, Inc.	13,649,378
339,830	Philip Morris International, Inc.**	26,669,858
		40,319,236
Toys – 1.1%
621,075	Mattel, Inc.	17,241,042
Transportation – Railroad – 2.1%
97,402	Canadian National Railway Co. (U.S. Shares)	7,651,901
242,933	Union Pacific Corp.	25,736,322
		33,388,223

Total Common Stock (cost $736,589,935)		871,625,337

Corporate Bonds – 31.4%
Advertising Services – 0.2%
$1,493,000	WPP Finance UK 8.0000%, 9/15/14**	1,663,066
1,072,000	WPP Finance UK 4.7500%, 11/21/21 (144A),**	1,064,190
		2,727,256
Aerospace and Defense – Equipment – 0.3%
2,619,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	2,642,571
2,735,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	2,855,395
		5,497,966
Agricultural Chemicals – 0.5%
3,965,000	CF Industries, Inc. 6.8750%, 5/1/18	4,539,925
1,498,000	CF Industries, Inc. 7.1250%, 5/1/20	1,771,385
1,020,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	1,040,858
666,000	Mosaic Co. 3.7500%, 11/15/21	672,922
672,000	Mosaic Co. 4.8750%, 11/15/41	694,660
		8,719,750

See Notes to Schedule of Investments and Financial Statements.

12 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Airlines – 0.1%
$1,807,000	Southwest Airlines Co. 5.1250%, 3/1/17	$1,904,426
Apparel Manufacturers – 0.1%
899,000	Hanesbrands, Inc. 4.1455%, 12/15/14‡	894,505
Beverages – Non-Alcoholic – 0.3%
3,930,000	Coca-Cola Co. 1.5000%, 11/15/15	3,983,613
Beverages – Wine and Spirits – 0.9%
9,472,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	10,686,320
4,004,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	4,194,530
		14,880,850
Brewery – 0.1%
2,154,000	Anheuser-Busch InBev Worldwide, Inc. 1.5000%, 7/14/14	2,169,395
Building – Residential and Commercial – 0.1%
1,302,000	MDC Holdings, Inc. 5.3750%, 12/15/14	1,347,174
Building Products – Cement and Aggregate – 0.2%
374,000	CRH America, Inc. 4.1250%, 1/15/16	373,404
398,000	CRH America, Inc. 5.7500%, 1/15/21	405,765
2,334,000	Hanson, Ltd. 6.1250%, 8/15/16**	2,369,010
		3,148,179
Cable/Satellite Television – 0.1%
1,808,000	Comcast Corp. 5.1500%, 3/1/20	2,056,115
Chemicals – Diversified – 0.6%
2,936,000	Lyondell Chemical Co. 8.0000%, 11/1/17	3,207,580
2,011,742	Lyondell Chemical Co. 11.0000%, 5/1/18	2,197,828
3,867,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21 (144A)	4,012,013
		9,417,421
Chemicals – Specialty – 0.6%
1,820,000	Ashland, Inc. 9.1250%, 6/1/17	2,029,300
3,250,000	Ecolab, Inc. 3.0000%, 12/8/16	3,361,832
2,743,000	Ecolab, Inc. 4.3500%, 12/8/21	2,929,220
781,000	Ecolab, Inc. 5.5000%, 12/8/41	865,459
		9,185,811
Coatings and Paint Products – 0.3%
2,702,000	RPM International, Inc. 6.1250%, 10/15/19	2,936,877
2,163,000	Sherwin-Williams Co. 3.1250%, 12/15/14	2,279,211
		5,216,088
Commercial Banks – 1.8%
861,000	Abbey National Treasury Services PLC 2.0022%, 4/25/14**,‡	783,840
5,121,000	American Express Bank FSB 5.5000%, 4/16/13	5,352,741
6,628,000	Bank of Montreal 2.6250%, 1/25/16 (144A)	6,841,859
2,963,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	2,951,889
2,273,000	Credit Suisse New York 5.0000%, 5/15/13	2,331,659
2,225,000	HSBC Bank USA 4.8750%, 8/24/20	2,064,658
2,462,000	Standard Chartered PLC 3.2000%, 5/12/16 (144A),**	2,409,138
2,560,000	SVB Financial Group 5.3750%, 9/15/20	2,622,666
2,796,000	Zions Bancorp. 7.7500%, 9/23/14	2,964,571
		28,323,021
Commercial Services – Finance – 0.1%
1,958,000	Western Union Co. 3.6500%, 8/22/18	2,007,518
Computer Services – 0.1%
978,000	International Business Machines Corp. 2.9000%, 11/1/21	1,008,165
Computers – Memory Devices – 0.2%
2,128,000	Seagate Technology 10.0000%, 5/1/14 (144A)	2,407,300
Consulting Services – 0.6%
1,622,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	1,636,436
7,806,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	8,403,112
		10,039,548
Containers – Paper and Plastic – 0.1%
659,000	Sonoco Products Co. 4.3750%, 11/1/21	682,574
1,145,000	Sonoco Products Co. 5.7500%, 11/1/40	1,223,425
		1,905,999
Data Processing and Management – 0.2%
1,666,000	Fiserv, Inc. 3.1250%, 10/1/15	1,706,654
816,000	Fiserv, Inc. 3.1250%, 6/15/16	830,846
816,000	Fiserv, Inc. 4.7500%, 6/15/21	853,729
		3,391,229
Diversified Banking Institutions – 1.9%
3,225,000	Bank of America Corp. 4.5000%, 4/1/15	3,112,080
1,730,000	Citigroup, Inc. 5.6250%, 8/27/12	1,756,128
819,000	Citigroup, Inc. 5.5000%, 4/11/13	836,136
5,295,000	Citigroup, Inc. 5.0000%, 9/15/14	5,240,504

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Diversified Banking Institutions – (continued)

$1,000,000	Citigroup, Inc. 4.8750%, 5/7/15	$987,732
690,000	Citigroup, Inc. 4.5000%, 1/14/22	663,796
664,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	650,523
2,028,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	1,959,500
1,608,000	Goldman Sachs Group, Inc. 5.2500%, 7/27/21	1,568,668
2,400,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	2,677,630
2,299,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	2,315,146
833,000	Morgan Stanley 5.3000%, 3/1/13	843,196
1,044,000	Morgan Stanley 4.0000%, 7/24/15	979,013
1,200,000	Morgan Stanley 3.4500%, 11/2/15	1,104,829
3,469,000	Morgan Stanley 5.6250%, 9/23/19	3,212,568
803,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15**	752,976
2,338,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16**	2,230,436
		30,890,861
Diversified Financial Services – 1.1%
1,104,000	General Electric Capital Corp. 4.8000%, 5/1/13	1,155,758
1,580,000	General Electric Capital Corp. 5.9000%, 5/13/14	1,730,340
5,971,000	General Electric Capital Corp. 6.0000%, 8/7/19	6,858,458
4,409,000	General Electric Capital Corp. 5.5000%, 1/8/20	4,851,187
2,682,000	General Electric Capital Corp. 4.6500%, 10/17/21	2,799,115
		17,394,858
Diversified Minerals – 0.3%
985,000	Teck Resources, Ltd. 7.0000%, 9/15/12	1,022,475
870,000	Teck Resources, Ltd. 9.7500%, 5/15/14	1,022,397
2,150,000	Teck Resources, Ltd. 10.2500%, 5/15/16	2,472,500
		4,517,372
Diversified Operations – 0.4%
1,373,000	Danaher Corp. 2.3000%, 6/23/16	1,427,080
4,261,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	4,410,514
541,000	Tyco International Finance S.A. 4.1250%, 10/15/14	576,593
		6,414,187
Diversified Operations – Commercial Services – 0.1%
1,650,000	ARAMARK Corp. 8.5000%, 2/1/15	1,691,250
Electric – Generation – 0%
531,000	AES Corp. 7.7500%, 10/15/15	577,462
Electric – Integrated – 1.5%
1,314,000	CMS Energy Corp. 1.3531%, 1/15/13‡	1,300,860
2,507,000	CMS Energy Corp. 4.2500%, 9/30/15	2,533,820
1,884,000	CMS Energy Corp. 5.0500%, 2/15/18	1,879,294
788,000	Florida Power Corp. 3.1000%, 8/15/21	806,252
1,675,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	1,755,784
339,000	Pacific Gas & Electric Co. 3.2500%, 9/15/21	343,988
6,436,000	PPL Energy Supply LLC 4.6000%, 12/15/21	6,526,741
1,152,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	1,154,773
1,564,000	Public Service Co. of Colorado 3.2000%, 11/15/20	1,622,367
336,000	San Diego Gas & Electric Co. 3.0000%, 8/15/21	345,543
1,870,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	1,942,376
671,000	Wisconsin Electric Power Co. 2.9500%, 9/15/21	683,888
2,796,000	Xcel Energy, Inc. 4.7000%, 5/15/20	3,151,153
		24,046,839
Electronic Components – Semiconductors – 0.7%
2,754,000	National Semiconductor Corp. 6.1500%, 6/15/12	2,821,506
4,281,000	National Semiconductor Corp. 3.9500%, 4/15/15	4,624,315
2,523,000	National Semiconductor Corp. 6.6000%, 6/15/17	3,098,928
1,311,000	Texas Instruments, Inc. 2.3750%, 5/16/16	1,365,630
		11,910,379
Electronic Connectors – 0.3%
3,892,000	Amphenol Corp. 4.7500%, 11/15/14	4,170,161
Electronic Measuring Instruments – 0.2%
823,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	830,773
2,065,000	FLIR Systems, Inc. 3.7500%, 9/1/16	2,057,221
		2,887,994
Electronics – Military – 0.4%
3,565,000	L-3 Communications Corp. 6.3750%, 10/15/15	3,654,125
883,000	L-3 Communications Corp. 5.2000%, 10/15/19	895,733
2,571,000	L-3 Communications Corp. 4.7500%, 7/15/20	2,540,276
		7,090,134

See Notes to Schedule of Investments and Financial Statements.

14 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Enterprise Software/Services – 0.2%
$2,025,000	BMC Software, Inc. 7.2500%, 6/1/18	$2,335,212
Finance – Auto Loans – 0.9%
1,646,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	1,698,868
1,346,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	1,465,077
5,961,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	5,938,753
2,084,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	2,268,557
2,616,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	2,622,783
		13,994,038
Finance – Consumer Loans – 0.2%
690,000	John Deere Capital Corp. 3.9000%, 7/12/21	751,066
3,256,000	SLM Corp. 6.2500%, 1/25/16	3,166,391
		3,917,457
Finance – Credit Card – 0.2%
2,698,000	American Express Co. 6.8000%, 9/1/66‡	2,684,510
Finance – Investment Bankers/Brokers – 1.0%
1,581,000	Jefferies Group, Inc. 3.8750%, 11/9/15	1,399,185
2,887,000	Jefferies Group, Inc. 5.1250%, 4/13/18	2,540,560
2,790,000	Jefferies Group, Inc. 8.5000%, 7/15/19	2,831,850
1,874,000	Lazard Group LLC 7.1250%, 5/15/15	2,012,275
453,000	Lazard Group LLC 6.8500%, 6/15/17	475,184
2,746,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	2,805,371
2,098,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	2,217,353
1,191,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	1,287,767
		15,569,545
Finance – Mortgage Loan Banker – 0.2%
2,957,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	3,109,285
Food – Meat Products – 0.5%
74,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	78,440
6,467,000	Tyson Foods, Inc. 6.8500%, 4/1/16	7,097,532
		7,175,972
Food – Miscellaneous/Diversified – 0.4%
2,065,000	Corn Products International, Inc. 3.2000%, 11/1/15	2,133,556
301,000	Del Monte Corp. 7.6250%, 2/15/19	288,960
410,000	Kellogg Co. 4.2500%, 3/6/13	425,726
1,642,000	Kellogg Co. 3.2500%, 5/21/18	1,726,771
1,998,000	Kraft Foods, Inc. 5.3750%, 2/10/20	2,305,394
		6,880,407
Food – Retail – 0.1%
1,831,000	Delhaize Group 5.8750%, 2/1/14	1,987,316
Hotels and Motels – 0.1%
1,202,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	1,287,189
443,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	500,590
		1,787,779
Investment Management and Advisory Services – 0.4%
944,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	1,132,058
777,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	836,099
3,436,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	3,461,770
1,575,000	FMR LLC 6.4500%, 11/15/39 (144A)	1,689,463
		7,119,390
Life and Health Insurance – 0%
542,000	Prudential Financial, Inc. 4.7500%, 6/13/15	573,005
Linen Supply & Related Items – 0.2%
1,157,000	Cintas Corp. No. 2 2.8500%, 6/1/16	1,186,553
1,211,000	Cintas Corp. No. 2 4.3000%, 6/1/21	1,300,825
		2,487,378
Medical – Biomedical and Genetic – 0.2%
432,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	473,040
1,624,000	Gilead Sciences, Inc. 4.4000%, 12/1/21	1,719,316
1,333,000	Gilead Sciences, Inc. 5.6500%, 12/1/41	1,475,848
		3,668,204
Medical – HMO – 0%
344,000	Health Care Service Corp. 4.7000%, 1/15/21 (144A)	369,571
Medical Instruments – 0.4%
1,159,000	Boston Scientific Corp. 4.5000%, 1/15/15	1,216,270
2,452,000	Boston Scientific Corp. 6.0000%, 1/15/20	2,737,263
1,657,000	Boston Scientific Corp. 7.0000%, 11/15/35	1,908,756
		5,862,289
Medical Products – 0.1%
1,689,000	CareFusion Corp. 4.1250%, 8/1/12	1,714,663

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 15

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Money Center Banks – 0.2%
$3,573,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16**	$3,482,189
Multi-Line Insurance – 1.0%
3,167,000	American International Group, Inc. 4.2500%, 9/15/14	3,075,562
1,726,000	American International Group, Inc. 5.4500%, 5/18/17	1,649,435
3,356,000	American International Group, Inc. 6.4000%, 12/15/20	3,386,976
3,400,000	American International Group, Inc. 8.1750%, 5/15/58‡	3,026,000
1,967,000	MetLife, Inc. 2.3750%, 2/6/14	1,994,446
1,033,000	MetLife, Inc. 6.7500%, 6/1/16	1,190,055
1,176,000	MetLife, Inc. 7.7170%, 2/15/19	1,474,640
		15,797,114
Oil – Field Services – 0.6%
1,606,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	1,649,258
3,274,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	3,312,525
3,123,000	Schlumberger Investment S.A. 3.3000%, 9/14/21 (144A)	3,208,374
1,637,000	Weatherford International, Ltd. 5.1250%, 9/15/20	1,701,134
		9,871,291
Oil and Gas Drilling – 0.4%
4,629,000	Nabors Industries, Inc. 5.0000%, 9/15/20	4,719,270
1,289,000	Rowan Cos., Inc. 5.0000%, 9/1/17	1,354,427
		6,073,697
Oil Companies – Exploration and Production – 0.5%
3,470,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	3,956,150
1,362,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	1,379,502
777,000	Occidental Petroleum Corp. 3.1250%, 2/15/22	797,082
358,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	402,750
1,972,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	2,169,200
		8,704,684
Oil Companies – Integrated – 0.6%
3,409,000	BP Capital Markets PLC 3.1250%, 10/1/15**	3,570,665
2,318,000	BP Capital Markets PLC 2.2480%, 11/1/16**	2,332,782
1,542,000	BP Capital Markets PLC 4.5000%, 10/1/20**	1,698,314
1,608,000	BP Capital Markets PLC 3.5610%, 11/1/21**	1,674,063
		9,275,824
Oil Refining and Marketing – 0.3%
164,000	Frontier Oil Corp. 8.5000%, 9/15/16	174,660
1,871,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	2,174,422
572,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	584,809
1,301,000	Sunoco Logistics Partners Operations L.P. 6.1000%, 2/15/42	1,392,254
		4,326,145
Paper and Related Products – 0.3%
925,000	International Paper Co. 4.7500%, 2/15/22	983,231
2,842,000	International Paper Co. 6.0000%, 11/15/41	3,085,312
		4,068,543
Pharmacy Services – 0.4%
4,212,000	Aristotle Holding, Inc. 4.7500%, 11/15/21 (144A)	4,358,455
1,460,000	Express Scripts, Inc. 3.1250%, 5/15/16	1,468,093
		5,826,548
Pipelines – 1.8%
912,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	1,004,318
1,688,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	1,703,496
756,000	El Paso Corp. 7.7500%, 1/15/32	873,180
459,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	505,876
1,318,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	1,356,504
1,270,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	1,244,087
678,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	774,577
3,701,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	3,784,272
2,500,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	2,620,252
2,793,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	2,957,614
710,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	907,021
2,396,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	2,639,429
1,238,000	TC Pipelines L.P. 4.6500%, 6/15/21	1,296,234
5,940,000	Western Gas Partners L.P. 5.3750%, 6/1/21	6,297,410
910,000	Williams Partners L.P. 3.8000%, 2/15/15	955,312
		28,919,582

See Notes to Schedule of Investments and Financial Statements.

16 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Property and Casualty Insurance – 0.1%
$1,018,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	$1,079,101
695,000	Progressive Corp. 3.7500%, 8/23/21	722,188
		1,801,289
Publishing – Newspapers – 0%
270,000	Gannett Co., Inc. 6.3750%, 9/1/15	274,050
Publishing – Periodicals – 0.2%
2,693,000	United Business Media, Ltd. 5.7500%, 11/3/20 (144A)	2,716,311
Real Estate Management/Services – 0.1%
786,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	805,650
610,000	ProLogis L.P. 6.6250%, 5/15/18	662,483
662,000	ProLogis L.P. 6.8750%, 3/15/20	735,035
		2,203,168
Real Estate Operating/Development – 0.1%
1,639,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,662,213
Reinsurance – 0.2%
2,314,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	2,453,215
REIT – Diversified – 0.4%
2,063,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	2,104,990
4,279,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	4,353,981
		6,458,971
REIT – Health Care – 0.3%
998,000	Senior Housing Properties Trust 6.7500%, 4/15/20	1,017,078
1,308,000	Senior Housing Properties Trust 6.7500%, 12/15/21	1,329,366
73,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	75,260
2,146,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	2,225,608
		4,647,312
REIT – Hotels – 0.2%
2,909,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	2,988,997
REIT – Office Property – 0.4%
920,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	954,539
1,956,000	Reckson Operating Partnership L.P. 5.0000%, 8/15/18	1,889,326
3,775,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	4,140,250
		6,984,115
REIT – Regional Malls – 0.7%
6,982,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	7,043,092
4,594,000	Rouse Co. L.P. 6.7500%, 11/9/15	4,645,683
		11,688,775
REIT – Shopping Centers – 0%
689,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	659,240
Retail – Regional Department Stores – 0.6%
1,493,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	1,537,117
3,126,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	3,325,148
3,037,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	3,393,762
1,346,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	1,480,385
		9,736,412
Retail – Restaurants – 0.4%
2,810,000	Brinker International 5.7500%, 6/1/14	2,963,895
3,387,000	Darden Restaurants, Inc. 4.5000%, 10/15/21	3,474,988
		6,438,883
Super-Regional Banks – 0.6%
769,000	PNC Funding Corp. 3.6250%, 2/8/15	807,772
1,368,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	1,393,085
2,227,000	SunTrust Banks, Inc. 3.5000%, 1/20/17	2,238,482
2,103,000	US Bancorp 2.2000%, 11/15/16	2,123,206
3,256,000	Wells Fargo & Co. 4.6000%, 4/1/21	3,570,797
		10,133,342
Telecommunication Services – 0.2%
2,954,000	Qwest Corp. 6.7500%, 12/1/21	3,219,860
Telephone – Integrated – 0.6%
1,027,000	CenturyLink, Inc. 5.1500%, 6/15/17	1,017,944
841,000	CenturyLink, Inc. 7.6000%, 9/15/39	825,244
873,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	876,295
6,264,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	6,514,560
		9,234,043
Transportation – Railroad – 0.5%
641,000	Burlington Northern Santa Fe LLC 3.4500%, 9/15/21	660,672
641,000	Burlington Northern Santa Fe LLC 4.9500%, 9/15/41	707,129
1,228,163	CSX Corp. 8.3750%, 10/15/14	1,398,436

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 17

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Transportation – Railroad – (continued)

$1,234,000	CSX Corp. 4.7500%, 5/30/42	$1,273,300
2,472,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	2,706,840
1,055,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	1,118,300
		7,864,677
Transportation – Services – 0%
457,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	441,939
Transportation – Truck – 0.2%
2,537,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	2,571,052

Total Corporate Bonds (cost $485,390,837)		503,582,328

Mortgage-Backed Securities – 6.8%
	Fannie Mae:
717,770	5.0000%, 2/1/23	775,257
1,303,871	5.5000%, 1/1/25	1,416,450
693,499	5.5000%, 1/1/33	761,573
713,408	5.0000%, 11/1/33	771,509
1,334,801	5.0000%, 12/1/33	1,443,510
759,023	5.0000%, 2/1/34	820,839
2,321,207	5.5000%, 4/1/34	2,537,452
4,030,731	5.5000%, 9/1/34	4,403,715
1,523,924	5.5000%, 5/1/35	1,663,988
9,309,843	5.5000%, 7/1/35	10,171,332
3,813,911	6.0000%, 12/1/35	4,252,605
7,747,447	5.5000%, 4/1/36	8,459,517
4,407,739	5.5000%, 7/1/36	4,815,610
1,178,449	6.0000%, 3/1/37	1,303,332
6,182,669	5.5000%, 5/1/37	6,789,561
1,167,657	6.0000%, 5/1/37	1,288,113
1,054,413	5.5000%, 7/1/37	1,149,018
1,029,784	5.5000%, 3/1/38	1,130,868
1,659,857	6.0000%, 11/1/38	1,831,088
3,026,498	6.0000%, 11/1/38	3,351,953
874,975	4.5000%, 10/1/40	931,831
641,076	4.0000%, 12/1/40	678,154
13,476,774	4.0000%, 2/1/41	14,247,817
785,451	5.0000%, 3/1/41	857,274
2,319,194	4.5000%, 4/1/41	2,489,463
1,595,299	5.0000%, 4/1/41	1,725,222
2,006,196	5.0000%, 4/1/41	2,172,719
2,117,142	4.5000%, 10/1/41	2,254,714
1,368,620	5.0000%, 10/1/41	1,480,083
	Freddie Mac:
1,274,228	5.0000%, 1/1/19	1,372,301
877,390	5.0000%, 2/1/19	944,920
1,176,873	5.5000%, 8/1/19	1,276,280
3,163,702	6.0000%, 1/1/38	3,485,622
817,297	5.5000%, 5/1/38	894,331
2,172,990	5.5000%, 10/1/39	2,377,802
1,768,646	4.5000%, 1/1/41	1,874,787
2,352,210	4.5000%, 5/1/41	2,513,771
4,053,973	5.0000%, 5/1/41	4,367,032
492,826	4.5000%, 9/1/41	522,402
1,068,794	4.0000%, 10/1/41	1,132,113
	Ginnie Mae:
2,094,869	5.5000%, 3/15/36	2,364,692

Total Mortgage-Backed Securities (cost $108,448,219)		109,100,620

Preferred Stock – 0.1%
Diversified Financial Services – 0%
20,005	Citigroup Capital XIII, 7.8750%	521,330
Food – Miscellaneous/Diversified – 0.1%
10	H.J. Heinz Finance Co., 8.0000% (144A)	1,041,875

Total Preferred Stock (cost $1,501,250)		1,563,205

U.S. Treasury Notes/Bonds – 4.5%
	U.S. Treasury Notes/Bonds:
$120,000	0.8750%, 11/30/16	120,366
605,000	1.7500%, 10/31/18	622,677
17,852,000	3.1250%, 5/15/21	19,932,865
19,696,000	2.1250%, 8/15/21	20,200,710
7,834,000	2.0000%, 11/15/21	7,923,354
1,281,000	5.3750%, 2/15/31	1,825,825
241,000	4.7500%, 2/15/41	332,128
710,000	4.3750%, 5/15/41	925,108
10,947,000	3.7500%, 8/15/41	12,874,701
7,419,000	3.1250%, 11/15/41	7,772,560

Total U.S. Treasury Notes/Bonds (cost $68,908,209)		72,530,294

Money Market – 0.6%
9,523,293	Janus Cash Liquidity Fund LLC, 0% (cost $9,523,293)	9,523,293

Total Investments (total cost $1,437,259,914) – 99.3%		1,594,727,114

Cash, Receivables and Other Assets, net of Liabilities – 0.7%		11,926,889

Net Assets – 100%		$1,606,654,003

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$7,941,768	0.5%
Belgium	1,987,316	0.1%
Bermuda	1,701,134	0.1%
Brazil	11,376,220	0.7%
Canada	45,199,792	2.8%
Cayman Islands	2,407,300	0.2%
France	14,880,850	0.9%
Germany	6,956,196	0.4%
India	3,890,496	0.3%
Jersey	13,310,629	0.8%
Luxembourg	11,508,006	0.7%
Mexico	3,825,140	0.3%
Netherlands	12,285,592	0.8%
South Korea	1,649,258	0.1%
Switzerland	28,725,923	1.8%
United Kingdom	46,846,361	2.9%
United States††	1,380,235,133	86.6%

Total	$1,594,727,114	100.0%

††	Includes Cash Equivalents (86.0% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

18 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: British Pound 1/19/12	2,520,000	$3,912,170	$45,163

HSBC Securities (USA), Inc.: British Pound 2/2/12	4,200,000	6,519,310	2,716

JPMorgan Chase & Co.: British Pound 1/12/12	1,000,000	1,552,565	7,805

RBC Capital Markets Corp.: British Pound 1/5/12	2,400,000	3,726,436	79,865

Total		$15,710,481	$135,549

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 19

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2011	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,437,260
Unaffiliated investments at value	$1,585,204
Affiliated investments at value	9,523
Cash	1,475
Receivables:
Investments sold	4,252
Portfolio shares sold	254
Dividends	1,151
Foreign dividend tax reclaim	80
Interest	6,965
Non-interested Trustees’ deferred compensation	47
Other assets	39
Forward currency contracts	136
Total Assets	1,609,126
Liabilities:
Payables:
Investments purchased	–
Portfolio shares repurchased	1,350
Dividends	–
Advisory fees	746
Fund administration fees	14
Distribution fees and shareholder servicing fees	161
Non-interested Trustees’ fees and expenses	26
Non-interested Trustees’ deferred compensation fees	47
Accrued expenses and other payables	128
Total Liabilities	2,472
Net Assets	$1,606,654
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,381,230
Undistributed net investment income*	7,984
Undistributed net realized gain from investment and foreign currency transactions*	59,844
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	157,596
Total Net Assets	$1,606,654
Net Assets - Institutional Shares	$843,446
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	31,681
Net Asset Value Per Shares	$26.62
Net Assets - Service Shares	$763,208
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,513
Net Asset Value Per Share	$27.74

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

20 | DECEMBER 31, 2011

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2011	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$32,572
Dividends	19,375
Dividends from affiliates	22
Fee income	11
Foreign tax withheld	(469)
Total Investment Income	51,511
Expenses:
Advisory fees	9,224
Shareholder reports expense	77
Transfer agent fees and expenses	2
Registration fees	14
Custodian fees	14
Professional fees	66
Non-interested Trustees’ fees and expenses	55
Fund administration fees	81
Distribution fees and shareholder servicing fees - Service Shares	1,926
Other expenses	75
Non-recurring costs (Note 4)	2
Costs assumed by Janus Capital Management LLC (Note 4)	(2)
Total Expenses	11,534
Expense and Fee Offset	–
Net Expenses	11,534
Net Investment Income	39,977
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	61,283
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(74,792)
Net Loss on Investments	(13,509)
Net Increase in Net Assets Resulting from Operations	$26,468

See Notes to Financial Statements.

Janus Aspen Series | 21

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$39,977	$44,215
Net realized gain from investment and foreign currency transactions(1)	61,283	107,519
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(74,792)	(18,602)
Net Increase in Net Assets Resulting from Operations	26,468	133,132
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(21,822)	(26,865)
Service Shares	(16,853)	(18,312)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(47,125)	–
Service Shares	(38,544)	–
Net Decrease from Dividends and Distributions	(124,344)	(45,177)
Capital Share Transactions:
Shares Sold
Institutional Shares	28,932	25,642
Service Shares	136,359	145,979
Reinvested Dividends and Distributions
Institutional Shares	68,947	26,865
Service Shares	55,397	18,312
Shares Repurchased
Institutional Shares	(157,227)	(167,272)
Service Shares	(148,066)	(103,692)
Net Decrease from Capital Share Transactions	(15,658)	(54,166)
Net Increase/(Decrease) in Net Assets	(113,534)	33,789
Net Assets:
Beginning of period	1,720,188	1,686,399
End of period	$1,606,654	$1,720,188

Undistributed Net Investment Income*	$7,984	$7,216

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

22 | DECEMBER 31, 2011

Financial Highlights

Institutional Shares

	Janus Aspen Balanced Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$28.30	$26.88	$22.90	$30.04	$27.89
Income from Investment Operations:
Net investment income	.73	.81	.78	.81	.82
Net gain/(loss) on investments (both realized and unrealized)	(.22)	1.39	4.91	(5.23)	2.09
Total from Investment Operations	.51	2.20	5.69	(4.42)	2.91
Less Distributions:
Dividends (from net investment income)*	(.69)	(.78)	(.75)	(.74)	(.76)
Distributions (from capital gains)*	(1.50)	–	(.96)	(1.98)	–
Total Distributions	(2.19)	(.78)	(1.71)	(2.72)	(.76)
Net Asset Value, End of Period	$26.62	$28.30	$26.88	$22.90	$30.04
Total Return	1.60%	8.39%	25.89%	(15.81)%	10.50%
Net Assets, End of Period (in thousands)	$843,446	$955,585	$1,020,287	$926,938	$1,335,428
Average Net Assets for the Period (in thousands)	$906,725	$970,582	$946,559	$1,150,680	$1,417,947
Ratio of Gross Expenses to Average Net Assets	0.57%	0.58%	0.57%	0.57%	0.57%
Ratio of Net Expenses to Average Net Assets	0.57%	0.58%	0.57%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets	2.50%	2.74%	3.03%	2.77%	2.54%
Portfolio Turnover Rate	108%	90%	169%	120%	54%

Service Shares

	Janus Aspen Balanced Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$29.42	$27.93	$23.76	$31.07	$28.83
Income from Investment Operations:
Net investment income	.66	.71	.73	.72	.70
Net gain/(loss) on investments (both realized and unrealized)	(.20)	1.51	5.11	(5.37)	2.24
Total from Investment Operations	.46	2.22	5.84	(4.65)	2.94
Less Distributions:
Dividends (from net investment income)*	(.64)	(.73)	(.71)	(.68)	(.70)
Distributions (from capital gains)*	(1.50)	–	(.96)	(1.98)	–
Total Distributions	(2.14)	(.73)	(1.67)	(2.66)	(.70)
Net Asset Value, End of Period	$27.74	$29.42	$27.93	$23.76	$31.07
Total Return	1.35%	8.12%	25.53%	(16.00)%	10.25%
Net Assets, End of Period (in thousands)	$763,208	$764,603	$666,112	$479,208	$579,181
Average Net Assets for the Period (in thousands)	$770,420	$705,784	$554,206	$542,837	$545,997
Ratio of Gross Expenses to Average Net Assets	0.82%	0.83%	0.82%	0.82%	0.82%
Ratio of Net Expenses to Average Net Assets	0.82%	0.83%	0.82%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.49%	2.77%	2.53%	2.27%
Portfolio Turnover Rate	108%	90%	169%	120%	54%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 23

Notes to Schedule of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Aggregate Bond Index (45%). Prior to 7/2/09, the index was calculated using the Barclays Capital U.S. Government/Credit Bond Index instead of the Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index	Made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2011 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$95,973,125	6.0%

24 | DECEMBER 31, 2011

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$21,395,239	$–

Bank Loans	–	5,406,798	–

Common Stock
Agricultural Chemicals	5,665,811	10,492,145	–
Commercial Banks	30,290,176	11,199,517	–
Medical – Drugs	54,477,574	13,310,629	–
Oil Companies – Integrated	44,016,640	4,067,199	–
All Other	698,105,646	–	–

Corporate Bonds	–	503,582,328	–

Mortgage-Backed Securities	–	109,100,620	–

Preferred Stock	–	1,563,205	–

U.S. Treasury Notes/Bonds	–	72,530,294	–

Money Market	–	9,523,293	–

Total Investments in Securities	$832,555,847	$762,171,267	$–

Other Financial Instruments(a):	$–	$135,549	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$71,928,989

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2011.

Janus Aspen Series | 25

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

26 | DECEMBER 31, 2011

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it

Janus Aspen Series | 27

Notes to Financial Statements (continued)

modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with

28 | DECEMBER 31, 2011

investing in those securities. The summary of inputs used as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the

Janus Aspen Series | 29

Notes to Financial Statements (continued)

risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$135,549

Total		$135,549

30 | DECEMBER 31, 2011

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(3,428,923)	$(3,428,923)

Total	$–	$–	$–	$(3,428,923)	$(3,428,923)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$559,709	$559,709

Total	$–	$–	$–	$559,709	$559,709

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the fiscal year.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Janus Aspen Series | 31

Notes to Financial Statements (continued)

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2011 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$13,123,626	2.9400% - 6.7500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in

32 | DECEMBER 31, 2011

developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal

Janus Aspen Series | 33

Notes to Financial Statements (continued)

Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the

34 | DECEMBER 31, 2011

Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the fiscal year ended December 31, 2011.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Sovereign Debt
Investments in foreign government debt securities (“sovereign debt”) can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Janus Aspen Series | 35

Notes to Financial Statements (continued)

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2011.

For the fiscal year ended December 31, 2011, Janus Capital assumed $52,639 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the fiscal year ended December 31, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to

36 | DECEMBER 31, 2011

purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	$741,301,170	$(751,894,788)	$22,282	$9,523,293

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Late-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Year Loss	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Aspen Balanced Portfolio	$8,036,368	$65,904,995	$–	$(1,900,319)	$(54,020)	$153,436,541

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Balanced Portfolio	$1,441,290,573	$189,990,590	$(36,554,049)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$41,883,451	$82,460,474	$–	$–

Janus Aspen Series | 37

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$45,177,108	$–	$–	$–

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,022	946
Reinvested dividends and distributions	2,492	1,007
Shares repurchased	(5,597)	(6,150)
Net Increase/(Decrease) in Portfolio Shares	(2,083)	(4,197)
Shares Outstanding, Beginning of Period	33,764	37,961
Shares Outstanding, End of Period	31,681	33,764
Transactions in Portfolio Shares – Service Shares
Shares sold	4,687	5,148
Reinvested dividends and distributions	1,921	660
Shares repurchased	(5,084)	(3,671)
Net Increase/(Decrease) in Portfolio Shares	1,524	2,137
Shares Outstanding, Beginning of Period	25,989	23,852
Shares Outstanding, End of Period	27,513	25,989

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$1,291,193,835	$1,315,317,021	$499,451,795	$570,620,293

8.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

38 | DECEMBER 31, 2011

9.	Subsequent Events

After the close of business on February 17, 2012, Balanced Portfolio will redeem assets through a redemption-in-kind transaction. The redemption-in-kind represents approximately 44% of the Portfolio.

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 39

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

40 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

Janus Aspen Series | 41

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of various Portfolios was good to very good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for almost all of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

42 | DECEMBER 31, 2011

mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by almost all of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 43

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

44 | DECEMBER 31, 2011

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

Janus Aspen Series | 45

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46 | DECEMBER 31, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2011:

Capital Gain Distributions

Portfolio

Janus Aspen Balanced Portfolio	$82,460,474

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Balanced Portfolio	32%

Janus Aspen Series | 47

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

48 | DECEMBER 31, 2011

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Aspen Series | 49

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

50 | DECEMBER 31, 2011

OFFICERS (continued)

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 51

Notes

52 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-126	109-02-81113 02-12

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Enterprise Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

Portfolio Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the 12 months ended December 31, 2011, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned -1.42% and -1.65%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned -1.65%.

Investment Environment

Macro concerns continued to dominate sentiment as Europe’s debt crisis dragged on and Washington failed to address the U.S. fiscal situation. Leading economic indicators showed signs of strength and the unemployment rate fell late in the year, indicating potential stability in the labor market heading into 2012. Consumer confidence and spending improved, providing momentum for Gross Domestic Product growth.

Performance Discussion

The year was dominated by “risk on, risk off” trading, driven largely by political headlines out of Europe and concerns about the U.S. fiscal situation. We try not to react to these kinds of market drivers and stay focused on our core strength: bottom-up stock picking. The longer the time horizon, the more individual company performance drives prices, in our view.

Contributing to results were our selections in industrials. Our holdings are generally concentrated in non-asset based transportation, business services and distribution companies. These types of stocks tend to be lower beta than traditional industrial companies and outperformed in a weak economic environment.

Performance during the year was negatively impacted by our holdings in consumer discretionary. The sector significantly outperformed the Portfolio’s index, and our selections and underweight hurt relative results. The biggest detractor in the sector was an out-of-benchmark holding, Li & Fung, a Hong Kong-based outsourcing and logistics firm. The stock suffered from investor concerns that inflationary pressures on commodities such as cotton and the resetting of inventory levels would negatively impact the firm over the long-term. In fact, we believe inflationary pressures throughout the retail supply chain should help outsourcers like Li & Fung since they reduce costs for their customers. We believe the environment plays to the company’s strengths in managing vendor costs.

Our holdings in financials detracted from performance. We have focused on business models with pricing power and strong franchises and largely avoided bank financials, which we think face pressure on profitability from the continuing low interest rate environment. Our top holding in the sector is a provider of index services. The stock declined after the company issued muted guidance for profit margins and reported slightly lower-than-expected retention rates. Long term, we think the company has a dominant business model with pricing power due to its strong franchise.

Contributors

Fastenal was our top individual contributor. We like the industrial and construction supplier’s business model, management team and its growth profile going forward as it continues to gain market share.

Verisk Analytics rose. This risk assessment company provides services to the insurance industry through detailed actuarial and underwriting data for property and casualty companies as well as predictive analytics to help underwriters better model their risks. We like the company for its high operating margins, recurring revenues, pricing power, growth potential and management team.

Valeant Pharmaceuticals performed well. We think CEO Mike Pearson has done an impressive job of acquiring pharmaceutical and branded generics businesses and rapidly integrating and restructuring them to improve profitability. We like the company’s diversified business lines, advantageous tax rate and exposure to rapidly growing emerging markets in Latin America and Eastern Europe. We believe management will continue to find value accretive acquisition targets.

2 | DECEMBER 31, 2011

(unaudited)

Detractors

As mentioned above, Li & Fung suffered from investor concerns that inflation would negatively impact the firm over the long term. We believe inflationary pressures throughout the retail supply chain should help outsourcers like Li & Fung since they reduce costs for their customers. The company has strong opportunities to supply businesses such as Wal-Mart, in our view. We feel the market continues to underestimate the growth prospects from this trend.

VistaPrint declined. We feel its competitive position is strong and its addressable market is large. We believe VistaPrint’s business model, which manages thousands of small-volume orders using high-volume printing presses, provides unusual scale and a competitive advantage.

Masimo detracted from relative results. The company is a medical technology company that focuses on patient monitoring. It has differentiated product technology and will continue to grow market share, in our view.

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

While there are signs of improvement in the economy, we think the recovery remains fragile. A few major companies have lowered forecasts in recent months, and we think margin growth could decelerate if the macro environment worsens. With margins near record levels, reversion to the mean is likely at some point. So far, we have not seen widespread evidence of margin compression. Nonetheless, we are investing in businesses that we think have financial flexibility to protect profitability should economic conditions worsen.

Although we have some concerns about the macro, we are not getting defensive or avoiding cyclically sensitive areas. The Portfolio is meaningfully overweight in technology hardware suppliers, for example, centered on businesses with relatively low price pressure and/or lower capital intensity. We feel these businesses have better underlying growth dynamics than most of the market and valuations that do not reflect their long-term growth potential (nor do they reflect the strong balance sheets and through-cycle margin structures of the industry). More broadly, corporate balance sheets are healthy, with near-record levels of cash as a percentage of total assets. We are also in a period of exceptionally low interest rates, which may help spur capital investment once some of the economic uncertainty lifts.

Equity valuations in the U.S. look reasonably compelling to us with the market trading at a low double digit multiple of earnings. Well-capitalized, well-managed companies delivering innovative products in growing end markets should be able to deliver on their business objectives – even if the economy does not materially improve. We can’t predict what will cause multiples to move higher. But with a long term horizon, buying these types of stocks – at low double-digit P/E multiples – is likely to result in attractive, long term returns.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Fastenal Co.	0.67%
Verisk Analytics, Inc.	0.62%
Valeant Pharmaceuticals International, Inc.	0.56%
KLA-Tencor Corp.	0.51%
Kinder Morgan Management LLC	0.50%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–1.06%
VistaPrint N.V. (U.S. Shares)	–0.95%
Masimo Corp.	–0.69%
Atmel Corp.	–0.66%
ON Semiconductor Corp.	–0.52%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Industrials	2.91%	24.39%	15.05%
Energy	0.73%	6.82%	8.16%
Information Technology	0.45%	26.48%	20.80%
Telecommunication Services	0.45%	4.35%	1.68%
Health Care	0.35%	21.26%	13.46%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–2.80%	6.03%	20.04%
Financials	–0.71%	6.61%	6.92%
Consumer Staples	–0.60%	0.97%	5.71%
Materials	–0.33%	3.09%	7.89%
Utilities	–0.05%	0.00%	0.29%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Crown Castle International Corp. Wireless Equipment	5.0%
Verisk Analytics, Inc. Consulting Services	4.1%
Varian Medical Systems, Inc. Medical Products	3.1%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	3.1%
MSCI, Inc. Decision Support Software	2.6%

17.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of December 31, 2010

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the May 1, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	–1.42%	4.30%	6.35%	9.10%	0.68%

Janus Aspen Enterprise Portfolio – Service Shares	–1.65%	4.04%	6.09%	8.82%	0.93%

Russell Midcap® Growth Index	–1.65%	2.44%	5.29%	8.08%

Lipper Quartile – Institutional Shares	2nd	1st	1st	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Multi-Cap Growth Funds	41/115	22/88	6/52	3/8

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

6 | DECEMBER 31, 2011

(unaudited)

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$924.90	$3.35

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$923.70	$4.56

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

†	Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares and 0.94% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments

As of December 31, 2011

Shares		Value

Common Stock – 98.2%
Advertising Sales – 0.8%
160,201	Lamar Advertising Co. – Class A*	$4,405,528
Aerospace and Defense – 1.3%
71,625	TransDigm Group, Inc.*	6,853,080
Agricultural Chemicals – 2.0%
249,420	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	10,296,058
Airlines – 1.4%
260,428	Ryanair Holdings PLC (ADR)**	7,255,524
Auction House – Art Dealer – 1.3%
307,223	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	6,783,484
Automotive – Truck Parts and Equipment – Original – 0.4%
43,160	WABCO Holdings, Inc.*	1,873,144
Commercial Services – 1.0%
76,045	CoStar Group, Inc.*	5,074,483
Commercial Services – Finance – 1.6%
173,165	Global Payments, Inc.	8,204,558
Computer Aided Design – 0.5%
48,765	ANSYS, Inc.*	2,793,259
Computer Services – 1.0%
62,430	IHS, Inc. – Class A*	5,378,969
Computers – 0.7%
9,203	Apple, Inc.*	3,727,215
Computers – Integrated Systems – 1.0%
156,635	Jack Henry & Associates, Inc.	5,264,502
Consulting Services – 5.6%
234,218	Gartner, Inc.*	8,143,760
530,870	Verisk Analytics, Inc.*,**	21,303,813
		29,447,573
Containers – Metal and Glass – 0.8%
120,582	Ball Corp.	4,305,983
Decision Support Software – 2.6%
419,100	MSCI, Inc.*	13,800,963
Diagnostic Equipment – 1.5%
129,582	Gen-Probe, Inc.*	7,660,888
Diagnostic Kits – 0.7%
46,925	Idexx Laboratories, Inc.*	3,611,348
Distribution/Wholesale – 5.7%
222,015	Fastenal Co.	9,682,074
7,049,720	Li & Fung, Ltd.	13,053,188
39,305	W.W. Grainger, Inc.	7,357,503
		30,092,765
Electric Products – Miscellaneous – 1.1%
135,592	AMETEK, Inc.	5,708,423
Electronic Components – Miscellaneous – 2.8%
638,200	Flextronics International, Ltd.*	3,612,212
351,875	TE Connectivity, Ltd. (U.S. Shares)	10,841,269
		14,453,481
Electronic Components – Semiconductors – 2.5%
1,316,106	ON Semiconductor Corp.*	10,160,338
91,145	Xilinx, Inc.	2,922,109
		13,082,447
Electronic Connectors – 2.3%
260,670	Amphenol Corp. – Class A	11,831,811
Electronic Forms – 1.1%
195,930	Adobe Systems, Inc.*	5,538,941
Entertainment Software – 0.6%
144,545	Electronic Arts, Inc.*	2,977,627
Finance – Investment Bankers/Brokers – 0.9%
150,038	LPL Investment Holdings, Inc.*	4,582,161
Instruments – Controls – 2.3%
28,010	Mettler-Toledo International, Inc.*	4,137,357
301,787	Sensata Technologies Holding N.V.*,**	7,930,962
		12,068,319
Instruments – Scientific – 1.4%
46,346	Thermo Fisher Scientific, Inc.*	2,084,180
68,245	Waters Corp.*	5,053,542
		7,137,722
Insurance Brokers – 1.0%
111,680	AON Corp.	5,226,624
Internet Content – Entertainment – 0.2%
99,740	Zynga, Inc.*	938,553
Investment Management and Advisory Services – 1.8%
118,929	Eaton Vance Corp.	2,811,482
116,556	T. Rowe Price Group, Inc.	6,637,864
		9,449,346
Machinery – General Industrial – 1.5%
91,115	Roper Industries, Inc.	7,915,160
Medical – Biomedical and Genetic – 3.4%
88,230	Celgene Corp.*	5,964,348
100,692	Gilead Sciences, Inc.*	4,121,323
268,110	Incyte Corp., Ltd.*	4,024,331
104,975	Vertex Pharmaceuticals, Inc.*	3,486,220
		17,596,222
Medical – Drugs – 1.2%
130,756	Valeant Pharmaceuticals International, Inc.	6,104,998
Medical – Generic Drugs – 0.4%
114,010	Impax Laboratories, Inc.*	2,299,582
Medical Information Systems – 1.0%
111,760	athenahealth, Inc.*	5,489,651
Medical Instruments – 3.0%
318,780	St. Jude Medical, Inc.	10,934,154
72,250	Techne Corp.	4,931,785
		15,865,939
Medical Products – 4.6%
126,105	Henry Schein, Inc.*	8,124,945
238,970	Varian Medical Systems, Inc.*	16,042,056
		24,167,001
Metal Processors and Fabricators – 1.5%
48,865	Precision Castparts Corp.	8,052,463
Oil Companies – Exploration and Production – 0.6%
103,760	Ultra Petroleum Corp. (U.S. Shares)*	3,074,409
Oil Field Machinery and Equipment – 3.1%
321,355	Dresser-Rand Group, Inc.*	16,038,828
Patient Monitoring Equipment – 1.0%
278,121	Masimo Corp.	5,196,691

See Notes to Schedule of Investments and Financial Statements.

8 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares		Value

Pharmacy Services – 0.3%
39,901	Omnicare, Inc.	$1,374,589
Pipelines – 2.5%
165,625	Kinder Morgan Management LLC*	13,004,875
Printing – Commercial – 2.2%
377,278	VistaPrint N.V. (U.S. Shares)*,**	11,544,707
Retail – Automobile – 0.6%
63,129	Copart, Inc.*	3,023,248
Retail – Bedding – 0.9%
81,416	Bed Bath & Beyond, Inc.*	4,719,686
Retail – Catalog Shopping – 0.5%
39,760	MSC Industrial Direct Co. – Class A	2,844,828
Retail – Petroleum Products – 1.5%
189,480	World Fuel Services Corp.	7,954,370
Retail – Restaurants – 0.6%
151,930	Arcos Dorados Holdings, Inc.	3,119,123
Semiconductor Components/Integrated Circuits – 2.2%
1,420,454	Atmel Corp.*	11,505,677
Semiconductor Equipment – 3.5%
151,810	ASML Holdings N.V. (U.S. Shares)**	6,344,140
248,342	KLA-Tencor Corp.	11,982,501
		18,326,641
Telecommunication Equipment – Fiber Optics – 0.5%
222,315	Corning, Inc.	2,885,649
Telecommunication Services – 2.1%
392,514	Amdocs, Ltd. (U.S. Shares)*	11,198,424
Transactional Software – 1.5%
179,145	Solera Holdings, Inc.	7,979,118
Transportation – Services – 3.0%
145,855	C.H. Robinson Worldwide, Inc.	10,177,762
133,432	Expeditors International of Washington, Inc.	5,465,375
		15,643,137
Transportation – Truck – 1.3%
148,340	Landstar System, Inc.	7,108,453
Vitamins and Nutrition Products – 0.8%
64,285	Mead Johnson Nutrition Co. – Class A	4,418,308
Wireless Equipment – 5.0%
587,395	Crown Castle International Corp.*	26,315,296

Total Common Stock (cost $363,104,438)		514,591,852

Money Market – 2.0%
10,215,870	Janus Cash Liquidity Fund LLC, 0% (cost $10,215,870)	10,215,870

Total Investments (total cost $373,320,308) – 100.2%		524,807,722

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(925,949)

Net Assets – 100%		$523,881,773

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$13,053,188	2.5%
Canada	26,258,949	5.0%
Guernsey	11,198,424	2.1%
Ireland	7,255,524	1.4%
Netherlands	25,819,809	4.9%
Singapore	3,612,212	0.7%
Switzerland	10,841,269	2.1%
United States††	423,649,224	80.7%
Virgin Islands (British)	3,119,123	0.6%

Total	$524,807,722	100.0%

††	Includes Cash Equivalents (78.8% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: Euro 1/19/12	1,000,000	$1,294,222	$57,408

HSBC Securities (USA), Inc.: Euro 2/2/12	2,700,000	3,494,738	35,269

JPMorgan Chase & Co.: Euro 1/12/12	1,700,000	2,200,078	66,168

Total		$6,989,038	$158,845

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2011	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$373,320
Unaffiliated investments at value	$514,592
Affiliated investments at value	10,216
Cash	6
Receivables:
Investments sold	125
Portfolio shares sold	22
Dividends	145
Non-interested Trustees’ deferred compensation	15
Other assets	11
Forward currency contracts	159
Total Assets	525,291
Liabilities:
Payables:
Portfolio shares repurchased	977
Dividends	–
Advisory fees	286
Fund administration fees	5
Distribution fees and shareholder servicing fees	41
Non-interested Trustees’ fees and expenses	9
Non-interested Trustees’ deferred compensation fees	15
Accrued expenses and other payables	76
Total Liabilities	1,409
Net Assets	$523,882
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$439,682
Undistributed net investment loss*	(15)
Undistributed net realized loss from investment and foreign currency transactions*	(67,430)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	151,645
Total Net Assets	$523,882
Net Assets - Institutional Shares	$333,094
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,727
Net Asset Value Per Shares	$38.17
Net Assets - Service Shares	$190,788
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,169
Net Asset Value Per Share	$36.91

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | DECEMBER 31, 2011

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2011	Enterprise
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	3,052
Dividends from affiliates	20
Foreign tax withheld	(54)
Total Investment Income	3,018
Expenses:
Advisory fees	3,780
Shareholder reports expense	44
Transfer agent fees and expenses	1
Registration fees	21
Custodian fees	20
Professional fees	52
Non-interested Trustees’ fees and expenses	22
Fund administration fees	27
Distribution fees and shareholder servicing fees - Service Shares	558
Other expenses	25
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	4,550
Expense and Fee Offset	–
Net Expenses	4,550
Net Investment Loss	(1,532)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	71,363
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(77,813)
Net Loss on Investments	(6,450)
Net Decrease in Net Assets Resulting from Operations	$(7,982)

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment loss	$(1,532)	$(603)
Net realized gain from investment and foreign currency transactions	71,363	35,307
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(77,813)	100,317
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,982)	135,021
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	(239)
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	(239)
Capital Share Transactions:
Shares Sold
Institutional Shares	24,842	21,102
Service Shares	29,343	35,862
Reinvested Dividends and Distributions
Institutional Shares	–	239
Shares Repurchased
Institutional Shares	(81,800)	(81,493)
Service Shares	(78,777)	(65,152)
Net Decrease from Capital Share Transactions	(106,392)	(89,442)
Net Increase/(Decrease) in Net Assets	(114,374)	45,340
Net Assets:
Beginning of period	638,256	592,916
End of period	$523,882	$638,256

Undistributed Net Investment Loss*	$(15)	$(18)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2011

Financial Highlights

Institutional Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$38.72	$30.79	$21.26	$39.96	$32.97
Income from Investment Operations:
Net investment income	.10	.09	.05	.13	.12
Net gain/(loss) on investments (both realized and unrealized)	(.65)	7.86	9.48	(16.82)	7.15
Total from Investment Operations	(.55)	7.95	9.53	(16.69)	7.27
Less Distributions:
Dividends (from net investment income)*	–	(.02)	–	(.08)	(.08)
Distributions (from capital gains)*	–	–	–	(1.93)	(.20)
Total Distributions	–	(.02)	–	(2.01)	(.28)
Net Asset Value, End of Period	$38.17	$38.72	$30.79	$21.26	$39.96
Total Return	(1.42)%	25.85%	44.83%	(43.75)%	22.10%
Net Assets, End of Period (in thousands)	$333,094	$394,500	$371,092	$279,088	$565,996
Average Net Assets for the Period (in thousands)	$367,307	$359,669	$311,752	$453,662	$550,938
Ratio of Gross Expenses to Average Net Assets	0.68%	0.68%	0.70%	0.67%	0.68%
Ratio of Net Expenses to Average Net Assets	0.68%	0.68%	0.70%	0.67%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.17)%	(0.01)%	0.02%	0.32%	0.27%
Portfolio Turnover Rate	15%	24%	36%	60%	45%

Service Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$37.53	$29.90	$20.70	$38.97	$32.19
Income from Investment Operations:
Net investment income/(loss)	(.17)	(.10)	(.09)	.02	.04
Net gain/(loss) on investments (both realized and unrealized)	(.45)	7.73	9.29	(16.34)	6.96
Total from Investment Operations	(.62)	7.63	9.20	(16.32)	7.00
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.02)	(.02)
Distributions (from capital gains)*	–	–	–	(1.93)	(.20)
Total Distributions	–	–	–	(1.95)	(.22)
Net Asset Value, End of Period	$36.91	$37.53	$29.90	$20.70	$38.97
Total Return	(1.65)%	25.52%	44.44%	(43.88)%	21.80%
Net Assets, End of Period (in thousands)	$190,788	$243,756	$221,824	$186,105	$368,990
Average Net Assets for the Period (in thousands)	$223,285	$220,145	$196,683	$300,898	$300,362
Ratio of Gross Expenses to Average Net Assets	0.93%	0.93%	0.95%	0.92%	0.93%
Ratio of Net Expenses to Average Net Assets	0.93%	0.93%	0.95%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.41)%	(0.26)%	(0.25)%	0.07%	0.01%
Portfolio Turnover Rate	15%	24%	36%	60%	45%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio
Common Stock
Airlines	$–	$7,255,524	$–
All Other	507,336,328	–	–

Money Market	–	10,215,870	–

Total Investments in Securities	$507,336,328	$17,471,394	$–

Other Financial Instruments(a):	$–	$158,845	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$39,496,133

14 | DECEMBER 31, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

Janus Aspen Series | 15

Notes to Financial Statements (continued)

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

16 | DECEMBER 31, 2011

repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are

Janus Aspen Series | 17

Notes to Financial Statements (continued)

summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which

18 | DECEMBER 31, 2011

relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$158,845

Total		$158,845

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$307,078	$307,078

Total	$–	$–	$–	$307,078	$307,078

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(42,784)	$(42,784)

Total	$–	$–	$–	$(42,784)	$(42,784)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the fiscal year.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

20 | DECEMBER 31, 2011

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Janus Aspen Series | 21

Notes to Financial Statements (continued)

The Portfolio did not have any securities on loan during the fiscal year ended December 31, 2011.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one

22 | DECEMBER 31, 2011

or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2011.

For the fiscal year ended December 31, 2011, Janus Capital assumed $52,639 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the fiscal year ended December 31, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Aspen Enterprise Portfolio
Janus Cash Liquidity Fund LLC	$93,386,141	$(129,870,000)	$20,350	$10,215,870

Janus Aspen Series | 23

Notes to Financial Statements (continued)

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Late-Year	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Loss	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Aspen Enterprise Portfolio	$–	$–	$(67,080,125)	$–	$(16,438)	$151,296,321

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2011

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Enterprise Portfolio	$(67,080,125)	$(67,080,125)

During the fiscal year ended December 31, 2011, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Enterprise Portfolio	$71,302,979

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Enterprise Portfolio	$373,511,401	$164,962,643	$(13,666,322)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

24 | DECEMBER 31, 2011

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio	$–	$–	$–	$(1,535,976)

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio	$239,123	$–	$–	$(598,013)

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Enterprise Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	624	638
Reinvested dividends and distributions	–	8
Shares repurchased	(2,086)	(2,509)
Net Increase/(Decrease) in Portfolio Shares	(1,462)	(1,863)
Shares Outstanding, Beginning of Period	10,189	12,052
Shares Outstanding, End of Period	8,727	10,189
Transactions in Portfolio Shares – Service Shares
Shares sold	761	1,101
Reinvested dividends and distributions	–	–
Shares repurchased	(2,087)	(2,025)
Net Increase/(Decrease) in Portfolio Shares	(1,326)	(924)
Shares Outstanding, Beginning of Period	6,495	7,419
Shares Outstanding, End of Period	5,169	6,495

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$83,835,239	$160,803,259	$–	$–

8.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value

Janus Aspen Series | 25

Notes to Financial Statements (continued)

measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26 | DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Enterprise Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

Janus Aspen Series | 27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

28 | DECEMBER 31, 2011

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of various Portfolios was good to very good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for almost all of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by almost all of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

30 | DECEMBER 31, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

Janus Aspen Series | 31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

32 | DECEMBER 31, 2011

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 33

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

34 | DECEMBER 31, 2011

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Aspen Series | 35

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Aspen Enterprise Portfolio	11/07-Present	Vice President of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

36 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-126	109-02-81116 02-12

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the 12-month period ended December 31, 2011, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 6.74% and 6.39%, respectively, compared to a 7.84% return for the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Manager Comments

The volatility in the bond markets has been mind-numbing at times, and a wake-up call to investors that key risks to the economy remain in place. We saw this reflected in the flight to safety that sent Treasury yields to near-record lows in 2011. Quite simply, the world has too much debt and not enough growth, and we are grinding through a deleveraging period that will be more painful and last longer than most investors anticipate. Unfortunately, we have also entered a period where policy actions are not necessarily effective in terms of stabilizing the imbalance and returning us to a more normal environment.

If there’s a theme for 2012 it’s that investors should get used to low rates. The Federal Reserve (Fed) has said that it expects to keep short-term interest rates near zero into late 2014. The question now is whether the Fed will undertake a third round of quantitative easing (QE3) this year. We think the Fed isn’t ready to shoot this bullet yet, but will respond if it sees economic weakness or significant dislocation in the financial markets. We also expect easy monetary policies and low rates in Europe, where inflation expectations are falling as growth rates decline.

We expect interest rate volatility to remain high, as a risk-on/risk-off environment continues amid lack of confidence in global fiscal policy decisions. In a world that is out of balance, the bands of potential outcomes widen, making prediction more difficult. In a general sense, we have been investing against a fairly stable macro backdrop over the last 30 years. But the world changed in 2008, and since then we’ve seen massive intervention and very unconventional policy response, forcing investors to consider outcomes that exhibit much greater volatility. As long as governments around the world exhibit leverage profiles that create uncertainty, U.S. government bonds will continue to be the flight-to-quality asset of choice, due to their liquidity and perceived high quality.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk -adjusted returns in the market. We entered 2011 with a similar belief. The last year was highly volatile for credit, especially financials, which had a big impact on the market. Yet underlying fundamentals continue to improve. Profit margins are high and companies are accumulating cash on balance sheets (more than $2 trillion by some estimates). Moreover, we think there is a newfound conservatism resonating across management teams and boards in the United States and Europe. Management teams are being more careful and have not been committing capital to their businesses – beyond replacement levels – as growth remains slow and uncertainty remains high. We think this will continue through 2012, fueling more free cash flow, liquidity in the system and ultimately support for credit spreads in both investment-grade and high-yield bonds.

Investment Environment

Volatility and headline risk were central themes for investors in 2011. As the year began, signs of stronger economic growth fueled investor appetite for riskier assets. The yield on 10-year U.S. Treasury securities rose to its highest point all year, at 3.75% in early February, while investment-grade and high-yield spreads narrowed. But the trend reversed in March and April, as investors sought safety amid political unrest in the Middle East and North Africa, earthquakes in Japan and New Zealand, and concern about European fiscal problems. In mid-March, rising inflation concerns briefly supported longer-term U.S. Treasury yields, but yields soon began a general decline that lasted throughout 2011.

2 | DECEMBER 31, 2011

(unaudited)

The Treasury rally became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the United States and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the United States’ sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yields. But uncertainty flooded back in November, as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise.

In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries.

Meanwhile, U.S. macroeconomic data reflected a strengthening domestic economy, with signs of increased hiring and rising consumer confidence. Fears of a double-dip recession, which mounted over the summer as U.S. economic indicators weakened, had receded by the fourth quarter.

Performance Discussion

The portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Agg), during 2011. Our zero-weight positioning in government agency debt and underweight in mortgage-backed securities (MBS) were the top positive asset classes, while security selection within corporate credit was the primary asset-class driver of underperformance. In terms of sectors, natural gas pipelines, paper and chemicals were the top-performing sectors, while banking, retailers and non-bank commercial financial services were the worst-performing sectors. We remained significantly overweight corporate credit at year’s end, at nearly 63% of the Portfolio, compared with the Agg’s 20% exposure.

During 2011 we reduced the Portfolio’s exposure to U.S. Treasury securities to 11% at year’s end from nearly 28% at the end of 2010. This was not a steady process. At certain points, notably in February and during the second quarter, we increased Treasury exposure in order to reduce Portfolio risk as a result of our close monitoring of company fundamentals. We believe that a strategic allocation to Treasuries plays a critical defensive role during periods of uncertainty, and the flight-to-safety buying that drove longer-term Treasury yields lower throughout 2011 certainly underscored the security’s safe-haven appeal. However, in light of the U.S. government’s fiscal challenges we continue to monitor how this will play out going forward. In 2012, we expect interest rates to trade in a more range-bound fashion than they did in 2011, as discussed further below in the Outlook section. We balance our risk positions with Treasuries because we believe they offer an insurance policy against tail risk and market volatility. However, considering the high volatility in the market, we think this allocation needs to be actively managed, and we expect to reduce our allocation to take advantage of opportunities as the market presents them.

We maintained zero exposure to U.S. government agency debt throughout 2011. We have long argued that since the 2008-09 financial crisis, U.S. government agencies, agency mortgages and U.S. Treasuries have converged and now move as one large U.S. government sector. We believe that corporate credit represents a better alternative, offering the best risk-adjusted returns. Our focus on security selection also offers a more effective way of capturing alpha (outperformance versus the benchmark) within corporate credit, in our opinion.

That said, we did increase our exposure to select agency MBS during 2011, as MBS spreads moved significantly wider and presented good risk/reward opportunities in our opinion. We began the year with a zero weight to mortgages – an area we had avoided since the third quarter of 2009 – but re-established and then increased our allocation as the year progressed; as of December 31 MBS accounted for 16% of the Portfolio, compared with 32% for the Agg. However, because MBS returns trailed

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

the Agg during 2011, our underweight allocation proved beneficial during the time period. It’s worth noting that increasing our exposure to MBS was not a broad macroeconomic decision, but consistent with our investment process it was the result of seeking opportunities through close analysis of valuations and individual security fundamentals. Broadly speaking, when the U.S. government placed Fannie Mae and Freddie Mac into conservatorship in 2008, mortgage spreads tightened significantly compared with Treasuries, offering little potential for outperformance. The evolving dynamics within the mortgage market also made it difficult to model duration extension risk. However, over the past year both factors have eased. Particularly encouraging from our standpoint was the Federal Reserve’s announcement in September that it would reinvest maturing MBS paydowns into newly issued MBS, effectively changing the Fed from a net seller to a net buyer in the MBS market. We continue to focus on pre-pay-protected issues such as low-loan balance and seasoned pools to manage the interest rate risk inherent in the sector. Although we remain underweight MBS compared with the Agg, we stand ready to increase our allocation if it appears likely that the Federal Reserve will buy additional MBS as part of a potential QE3.

We also established small positions in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) during the year, as we perceived fresh opportunities in those markets. We believe that there is opportunity for spread tightening in CMBS as the market slowly and haltingly returns to life following the financial crisis. As of December 31, CMBS accounted for 2.5% of the Portfolio. As for the ABS markets, we prefer commercial ABS sectors (e.g. shipping containers, rail car leasing, timber) where we believe we have an advantage in identifying the best risk-adjusted return, given our bottom-up fundamental analysis and the coordination with our corporate credit analyst team. Although our allocation in the sector is not large, we believe that global ABS can offer good relative value – high credit quality at an attractive yield. As of December 31, ABS accounted for 0.4% of the Portfolio.

Given the high levels of market volatility and economic uncertainty, we believe that individual security selection will be the most important driver of returns for bond investors. As always, we will continue to focus on opportunities that offer the best risk-adjusted returns.

Outlook

Largely because the U.S. economy is being held hostage to decisions in Europe and Washington, we expect another year of subpotential growth. We forecast U.S. gross domestic product growth of 2% in 2012, barring a worsening of the euro zone crisis and assuming that Congress extends long-term unemployment benefits and the payroll tax break until the end of the year; both are currently scheduled to expire at the end of February.

Given current high levels of productivity, we expect that hiring will continue to rise slowly as companies seek to meet essential demand. However, the modest pace will keep the unemployment rate elevated and fluctuating around the 9% level throughout the year. Excess slack in the labor market combined with slow economic growth will keep inflation from moving much higher. In our opinion, the core Consumer Price Index (CPI), excluding food and energy, will continue to accelerate through the first half of 2012, peaking at a 2.5% year-over-year growth rate before moving back below 2%. Core CPI’s recent increase has been largely due to artificial factors, including a supply/demand imbalance in the housing rental market that has pushed up owners’ equivalent rent (OER), a major component of core CPI. We believe this imbalance will correct itself. Meanwhile, producer input prices are dropping, reducing the level of price pressure in the pipeline.

This low-inflation environment would give the Federal Reserve room to continue its accommodative short-term interest rate policy. The Fed has said that it plans to keep short-term interest rates near zero through late 2014. We believe there is a 50% chance that the Fed will initiate QE3 in 2012, by buying mortgage-backed securities, if market conditions warrant. In our view the likelihood of QE3 is heavily dependent on the outcome in Europe, and may be necessary if we see continued dysfunction in Washington.

We expect global economic growth to slow to roughly 2.1% in 2012, with Europe the most challenged region worldwide. In our view Europe will be in recession next year, with growth of negative 0.5% to negative 1%. Policy risk remains high in all regions of the world. We expect inflation to decline globally as commodity prices level out and the pace of growth slows.

We believe that Treasury yields will remain relatively range-bound in 2012 due to the continued headline risk from Europe, political deadlock in Washington and automatic $1.2 trillion government spending cuts scheduled to begin in January 2013. However, we think that rates will be at the higher end of the range by the end of 2012, partly because by that point we should be on a path to stronger economic growth. The front end of the curve is anchored by the Fed’s stated intention to

4 | DECEMBER 31, 2011

(unaudited)

keep interest rates near zero until late 2014. The five-year Treasury is the pivot point and stands to benefit if the Fed implements a third round of quantitative easing. We believe that the 10-year and 30-year Treasury have little upside left, as they enjoyed a remarkable rally in 2011 but will become more vulnerable to inflation concerns the longer the Fed’s accommodative policy continues. We believe this scenario bodes well for fixed-income assets, as market participants likely will look for yield while staying away from equities due to the volatile nature of the market.

Top Detractors

DineEquity:  DineEquity is in the process of transforming Applebee’s, a casual dining brand that it acquired in 2007, into a nearly 99% franchised system by selling most of its company-operated restaurants. This will bring Applebee’s business model into line with IHOP, DineEquity’s other brand, and should generate more stable cash flows with less risk. DineEquity also is actively engaged in paying down debt. We exited the position during the period.

AIG:  American International Group (AIG), an international insurer, is a high-beta name that faced headwinds in 2011, partly due to general challenges in the financials sector and to the performance of its aircraft-leasing unit, International Lease Finance Corp. Despite the turmoil, we like AIG’s long-term deleveraging plan and recent track record of balance sheet focus. Its core businesses include companies with top market share in their sectors, such as Chartis and SunAmerica.

Top Contributors

Bank of America:  Holding the number-one position in U.S. deposits and a large bank branch network, Bank of America is transitioning from being a serial acquirer to focusing on optimizing their existing business lines. As the U.S.’s largest originator and servicer of mortgages, Bank of America’s asset recovery is more sensitive to U.S. real estate and employment improvements. The company continues to improve its capital structure, running off term-debt at a $40-55 billion per year pace and we expect the deleveraging to continue for the next few years. Depending on one’s perspective, Bank of America’s sensitivity to headline risk particularly of the mortgage or regulatory variety can provide attractive opportunities but also periodic volatility. It is also worth noting that the bank is making progress in reducing the mortgage risk within their business.

Pernod-Ricard:  A French producer of distilled beverages, Pernod acquired Absolut Vodka in 2008 resulting in a downgrade of the company by ratings agencies. The company has demonstrated its ability to utilize free cash flow for the benefit of bondholders and remains focused on deleveraging.

On behalf of every member of our investment team, thank you for your investment in Janus Aspen Flexible Bond Portfolio. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio (unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
December 31, 2011

Weighted Average Maturity	8.0 Years
Average Effective Duration*	5.4 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	3.16%
With Reimbursement	3.33%
Service Shares
Without Reimbursement	2.91%
With Reimbursement	3.08%
Number of Bonds/Notes	313

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Investment Securities)
December 31, 2011

AAA	0.9%
AA	31.8%
A	14.5%
BBB	34.4%
BB	14.4%
B	1.2%
Other	2.8%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2011

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 0.8% of total net assets.

6 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the May 1, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	6.74%	8.17%	6.76%	7.38%	0.56%	0.55%(a)

Janus Aspen Flexible Bond Portfolio – Service Shares	6.39%	7.89%	6.49%	7.16%	0.81%	0.80%(b)

Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%	6.14%

Lipper Quartile – Institutional Shares	2nd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	32/92	3/76	5/46	1/15

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Returns and yields shown include fee waivers, if any, and without such waivers, returns and yields would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Returns and yields shown include fee waivers, if any, and without such waivers, returns and yields would have been lower.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

8 | DECEMBER 31, 2011

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,032.90	$2.82

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,032.00	$4.10

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

†	Expenses are equal to the annualized expense ratio of 0.55% for Institutional Shares and 0.80% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 3.2%
$1,010,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$1,133,893
992,229	CLI Funding LLC 4.9400%, 10/15/26 (144A),‡	973,222
897,000	Commercial Mortgage Pass Through Certificates 5.8137%, 12/10/49‡	1,001,254
837,000	FREMF Mortgage Trust 4.7268%, 1/25/21 (144A),‡	718,870
523,000	FREMF Mortgage Trust 5.1587%, 4/25/21 (144A),‡	467,612
836,000	FREMF Mortgage Trust 4.9329%, 7/25/21‡	730,664
461,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	389,966
1,206,000	FREMF Mortgage Trust 4.7705%, 4/25/44 (144A),‡	1,114,864
1,476,000	FREMF Mortgage Trust 4.8868%, 7/25/44 (144A),‡	1,366,497
919,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	1,008,973
439,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.3638%, 11/13/16 (144A),‡	443,425
1,334,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.6620%, 7/5/24 (144A)	1,367,879
584,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27 (144A)	663,983
584,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8748%, 4/15/45‡	655,441
881,000	Morgan Stanley Capital I 3.8840%, 2/15/16 (144A)	925,778
1,000,000	Oxbow Resources LLC 4.9690%, 5/1/36 (144A)	1,017,800
438,000	SLM Student Loan Trust 4.3700%, 4/17/28 (144A)	444,765
506,000	SLM Student Loan Trust 2.7783%, 1/15/43 (144A),‡	484,455

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $14,875,446)		14,909,341

Bank Loans – 0.8%
Auction House – Art Dealer – 0.2%
801,970	KAR Auction Services, Inc. 5.0000%, 5/19/17‡	789,604
Electric – Generation – 0.2%
836,677	AES Corp. 4.2500%, 6/1/18‡	832,812
Food – Miscellaneous/Diversified – 0.3%
1,476,827	Del Monte Foods Co. 4.5000%, 3/8/18‡	1,399,293
Telecommunication Equipment – 0.1%
532,973	CommScope, Inc. 5.0000%, 1/14/18‡	527,909

Total Bank Loans (cost $3,635,339)		3,549,618

Corporate Bonds – 62.6%
Advertising Services – 0.4%
1,081,000	WPP Finance UK 8.0000%, 9/15/14	1,204,136
660,000	WPP Finance UK 4.7500%, 11/21/21 (144A)	655,191
		1,859,327
Aerospace and Defense – Equipment – 0.8%
1,813,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	1,829,317
1,846,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	1,927,261
		3,756,578
Agricultural Chemicals – 1.1%
2,319,000	CF Industries, Inc. 6.8750%, 5/1/18	2,655,255
823,000	CF Industries, Inc. 7.1250%, 5/1/20	973,197
732,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	746,969
468,000	Mosaic Co. 3.7500%, 11/15/21	472,864
483,000	Mosaic Co. 4.8750%, 11/15/41	499,287
		5,347,572
Airlines – 0.4%
427,000	Southwest Airlines Co. 5.2500%, 10/1/14	455,703
1,173,000	Southwest Airlines Co. 5.1250%, 3/1/17	1,236,243
		1,691,946
Beverages – Wine and Spirits – 2.0%
5,650,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	6,374,336
2,864,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	3,000,283
		9,374,619
Brewery – 0.3%
1,458,000	Anheuser-Busch InBev Worldwide, Inc. 1.5000%, 7/14/14	1,468,420
Building – Residential and Commercial – 0.1%
554,000	MDC Holdings, Inc. 5.3750%, 12/15/14	573,222
Building Products – Cement and Aggregate – 0.4%
274,000	CRH America, Inc. 4.1250%, 1/15/16	273,563
292,000	CRH America, Inc. 5.7500%, 1/15/21	297,697
1,333,000	Hanson, Ltd. 6.1250%, 8/15/16	1,352,995
		1,924,255

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Cable/Satellite Television – 0.4%
$1,586,000	Comcast Corp. 5.1500%, 3/1/20	$1,803,650
Chemicals – Diversified – 1.2%
1,682,000	Lyondell Chemical Co. 8.0000%, 11/1/17	1,837,585
1,199,467	Lyondell Chemical Co. 11.0000%, 5/1/18	1,310,418
2,693,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21 (144A)	2,793,987
		5,941,990
Chemicals – Specialty – 1.4%
1,097,000	Ashland, Inc. 9.1250%, 6/1/17	1,223,155
2,364,000	Ecolab, Inc. 3.0000%, 12/8/16	2,445,345
2,015,000	Ecolab, Inc. 4.3500%, 12/8/21	2,151,796
589,000	Ecolab, Inc. 5.5000%, 12/8/41	652,696
		6,472,992
Coatings and Paint Products – 0.3%
1,148,000	RPM International, Inc. 6.1250%, 10/15/19	1,247,792
Commercial Banks – 2.8%
547,000	Abbey National Treasury Services PLC 2.0022%, 4/25/14‡	497,979
1,143,000	American Express Bank FSB 5.5000%, 4/16/13	1,194,724
3,717,000	Bank of Montreal 2.6250%, 1/25/16 (144A)	3,836,933
1,696,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	1,689,640
1,371,000	HSBC Bank USA 4.8750%, 8/24/20	1,272,200
1,639,000	Standard Chartered PLC 3.2000%, 5/12/16 (144A)	1,603,809
1,870,000	SVB Financial Group 5.3750%, 9/15/20	1,915,776
1,417,000	Zions Bancorp. 7.7500%, 9/23/14	1,502,431
		13,513,492
Commercial Services – Finance – 0.3%
1,471,000	Western Union Co. 3.6500%, 8/22/18	1,508,202
Computer Services – 0.2%
739,000	International Business Machines Corp. 2.9000%, 11/1/21	761,794
Computers – Memory Devices – 0.3%
1,215,000	Seagate Technology 10.0000%, 5/1/14 (144A)	1,374,469
Consulting Services – 1.3%
1,174,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	1,184,449
4,670,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	5,027,227
		6,211,676
Containers – Metal and Glass – 0.1%
387,000	Ball Corp. 7.1250%, 9/1/16	420,863
Containers – Paper and Plastic – 0.3%
472,000	Sonoco Products Co. 4.3750%, 11/1/21	488,885
820,000	Sonoco Products Co. 5.7500%, 11/1/40	876,164
		1,365,049
Data Processing and Management – 0.5%
1,249,000	Fiserv, Inc. 3.1250%, 10/1/15	1,279,478
468,000	Fiserv, Inc. 3.1250%, 6/15/16	476,514
468,000	Fiserv, Inc. 4.7500%, 6/15/21	489,639
		2,245,631
Diversified Banking Institutions – 2.9%
1,891,000	Bank of America Corp. 4.5000%, 4/1/15	1,824,789
809,000	Citigroup, Inc. 5.0000%, 9/15/14	800,674
688,000	Citigroup, Inc. 4.8750%, 5/7/15	679,560
477,000	Citigroup, Inc. 4.5000%, 1/14/22	458,885
387,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	379,145
1,172,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	1,132,413
955,000	Goldman Sachs Group, Inc. 5.2500%, 7/27/21	931,641
1,066,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	1,189,314
1,312,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	1,321,214
1,172,000	Morgan Stanley 4.0000%, 7/24/15	1,099,045
863,000	Morgan Stanley 3.4500%, 11/2/15	794,556
1,544,000	Morgan Stanley 5.6250%, 9/23/19	1,429,866
588,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	551,370
1,373,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	1,309,832
		13,902,304
Diversified Financial Services – 1.9%
447,000	General Electric Capital Corp. 4.8000%, 5/1/13	467,956
628,000	General Electric Capital Corp. 5.9000%, 5/13/14	687,756
2,989,000	General Electric Capital Corp. 6.0000%, 8/7/19	3,433,249
2,495,000	General Electric Capital Corp. 5.5000%, 1/8/20	2,745,229
1,612,000	General Electric Capital Corp. 4.6500%, 10/17/21	1,682,391
		9,016,581

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Diversified Minerals – 0.5%
$425,000	Teck Resources, Ltd. 7.0000%, 9/15/12	$441,169
377,000	Teck Resources, Ltd. 9.7500%, 5/15/14	443,039
1,145,000	Teck Resources, Ltd. 10.2500%, 5/15/16	1,316,750
3,000	Teck Resources, Ltd. 10.7500%, 5/15/19	3,660
		2,204,618
Diversified Operations – 0.6%
947,000	Danaher Corp. 2.3000%, 6/23/16	984,301
1,746,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	1,807,265
		2,791,566
Diversified Operations – Commercial Services – 0.2%
925,000	ARAMARK Corp. 8.5000%, 2/1/15	948,125
Electric – Generation – 0.1%
380,000	AES Corp. 7.7500%, 10/15/15	413,250
Electric – Integrated – 3.0%
870,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	939,600
716,000	CMS Energy Corp. 1.3531%, 1/15/13‡	708,840
1,536,000	CMS Energy Corp. 4.2500%, 9/30/15	1,552,432
1,143,000	CMS Energy Corp. 5.0500%, 2/15/18	1,140,145
480,000	Florida Power Corp. 3.1000%, 8/15/21	491,118
1,090,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	1,142,569
745,000	Monongahela Power Co. 6.7000%, 6/15/14	826,094
231,000	Pacific Gas & Electric Co. 3.2500%, 9/15/21	234,399
4,774,000	PPL Energy Supply LLC 4.6000%, 12/15/21	4,841,309
653,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	654,572
254,000	San Diego Gas & Electric Co. 3.0000%, 8/15/21	261,214
740,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	768,641
464,000	Wisconsin Electric Power Co. 2.9500%, 9/15/21	472,912
		14,033,845
Electronic Components – Semiconductors – 1.2%
733,000	National Semiconductor Corp. 6.1500%, 6/15/12	750,967
2,170,000	National Semiconductor Corp. 3.9500%, 4/15/15	2,344,023
1,523,000	National Semiconductor Corp. 6.6000%, 6/15/17	1,870,657
876,000	Texas Instruments, Inc. 2.3750%, 5/16/16	912,504
		5,878,151
Electronic Connectors – 0.4%
1,794,000	Amphenol Corp. 4.7500%, 11/15/14	1,922,217
Electronic Measuring Instruments – 0.4%
560,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	565,289
1,588,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,582,018
		2,147,307
Electronics – Military – 0.8%
1,933,000	L-3 Communications Corp. 6.3750%, 10/15/15	1,981,325
529,000	L-3 Communications Corp. 5.2000%, 10/15/19	536,628
1,559,000	L-3 Communications Corp. 4.7500%, 7/15/20	1,540,370
		4,058,323
Enterprise Software/Services – 0.2%
905,000	BMC Software, Inc. 7.2500%, 6/1/18	1,043,638
Finance – Auto Loans – 1.5%
588,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	606,886
4,131,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	4,115,583
1,184,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	1,288,854
1,287,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	1,290,337
		7,301,660
Finance – Consumer Loans – 0.5%
471,000	John Deere Capital Corp. 3.9000%, 7/12/21	512,684
2,134,000	SLM Corp. 6.2500%, 1/25/16	2,075,270
		2,587,954
Finance – Credit Card – 0.6%
1,514,000	American Express Co. 6.8000%, 9/1/66‡	1,506,430
1,561,000	American Express Credit Co. 2.8000%, 9/19/16	1,568,649
		3,075,079
Finance – Investment Bankers/Brokers – 1.7%
978,000	Jefferies Group, Inc. 3.8750%, 11/9/15	865,530
1,701,000	Jefferies Group, Inc. 5.1250%, 4/13/18	1,496,880
881,000	Jefferies Group, Inc. 8.5000%, 7/15/19	894,215
1,728,000	Lazard Group LLC 7.1250%, 5/15/15	1,855,502

See Notes to Schedule of Investments and Financial Statements.

12 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Finance – Investment Bankers/Brokers – (continued)

$96,000	Lazard Group LLC 6.8500%, 6/15/17	$100,702
1,891,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	1,998,577
658,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	711,461
		7,922,867
Finance – Mortgage Loan Banker – 0.5%
2,187,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	2,299,631
Food – Meat Products – 1.0%
144,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	152,640
4,107,000	Tyson Foods, Inc. 6.8500%, 4/1/16‡	4,507,433
		4,660,073
Food – Miscellaneous/Diversified – 0.9%
1,514,000	Corn Products International, Inc. 3.2000%, 11/1/15	1,564,263
201,000	Del Monte Corp. 7.6250%, 2/15/19	192,960
244,000	Dole Food Co., Inc. 13.8750%, 3/15/14	281,820
929,000	Kellogg Co. 3.2500%, 5/21/18	976,961
1,023,000	Kraft Foods, Inc. 5.3750%, 2/10/20	1,180,390
		4,196,394
Gas – Transportation – 0.1%
215,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	243,150
Hazardous Waste Disposal – 0.1%
481,000	Clean Harbors, Inc. 7.6250%, 8/15/16	511,063
Hotels and Motels – 0.9%
801,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	857,769
258,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	287,905
1,130,000	Marriott International, Inc. 4.6250%, 6/15/12	1,144,767
224,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	251,440
293,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	331,090
1,203,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	1,375,931
		4,248,902
Investment Management and Advisory Services – 0.8%
368,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	441,311
442,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	475,618
1,764,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,777,230
863,000	FMR LLC 6.4500%, 11/15/39 (144A)	925,719
		3,619,878
Life and Health Insurance – 0.1%
318,000	Prudential Financial, Inc. 4.7500%, 6/13/15	336,191
Linen Supply & Related Items – 0.3%
667,000	Cintas Corp. No. 2 2.8500%, 6/1/16	684,037
712,000	Cintas Corp. No. 2 4.3000%, 6/1/21	764,812
		1,448,849
Medical – Biomedical and Genetic – 0.7%
746,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	816,870
1,191,000	Gilead Sciences, Inc. 4.4000%, 12/1/21	1,260,902
970,000	Gilead Sciences, Inc. 5.6500%, 12/1/41	1,073,948
		3,151,720
Medical – HMO – 0.1%
240,000	Health Care Service Corp. 4.7000%, 1/15/21 (144A)	257,840
Medical Instruments – 0.7%
706,000	Boston Scientific Corp. 4.5000%, 1/15/15	740,886
1,405,000	Boston Scientific Corp. 6.0000%, 1/15/20	1,568,456
944,000	Boston Scientific Corp. 7.0000%, 11/15/35	1,087,427
		3,396,769
Medical Products – 0.2%
743,000	CareFusion Corp. 4.1250%, 8/1/12	754,289
Metal Processors and Fabricators – 0.1%
258,000	Timken Co. 6.0000%, 9/15/14	279,208
Money Center Banks – 0.5%
2,524,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16	2,459,850
Multi-Line Insurance – 2.0%
2,132,000	American International Group, Inc. 4.2500%, 9/15/14	2,070,445
1,183,000	American International Group, Inc. 5.4500%, 5/18/17	1,130,522
1,754,000	American International Group, Inc. 6.4000%, 12/15/20	1,770,189
2,430,000	American International Group, Inc. 8.1750%, 5/15/58‡	2,162,700
1,138,000	MetLife, Inc. 2.3750%, 2/6/14	1,153,878

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 13

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Multi-Line Insurance – (continued)

$496,000	MetLife, Inc. 6.7500%, 6/1/16	$571,411
580,000	MetLife, Inc. 7.7170%, 2/15/19	727,289
		9,586,434
Oil – Field Services – 1.4%
1,265,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	1,299,073
2,155,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	2,180,358
2,156,000	Schlumberger Investment S.A. 3.3000%, 9/14/21 (144A)	2,214,938
939,000	Weatherford International, Ltd. 5.1250%, 9/15/20	975,788
		6,670,157
Oil and Gas Drilling – 0.8%
2,704,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,756,731
976,000	Rowan Cos., Inc. 5.0000%, 9/1/17	1,025,540
		3,782,271
Oil Companies – Exploration and Production – 1.4%
2,483,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	2,830,871
629,000	Forest Oil Corp. 8.5000%, 2/15/14	685,610
869,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	880,167
486,000	Occidental Petroleum Corp. 3.1250%, 2/15/22	498,561
245,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	275,625
1,347,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,481,700
171,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	178,695
		6,831,229
Oil Companies – Integrated – 0.8%
1,615,000	BP Capital Markets PLC 2.2480%, 11/1/16	1,625,299
986,000	BP Capital Markets PLC 4.5000%, 10/1/20	1,085,952
1,147,000	BP Capital Markets PLC 3.5610%, 11/1/21	1,194,123
		3,905,374
Oil Refining and Marketing – 0.5%
369,000	Frontier Oil Corp. 8.5000%, 9/15/16	392,985
869,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,009,927
338,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	345,569
795,000	Sunoco Logistics Partners Operations L.P. 6.1000%, 2/15/42	850,762
		2,599,243
Paper and Related Products – 0.6%
661,000	International Paper Co. 4.7500%, 2/15/22	702,611
2,010,000	International Paper Co. 6.0000%, 11/15/41	2,182,082
		2,884,693
Pharmacy Services – 0.9%
3,032,000	Aristotle Holding, Inc. 4.7500%, 11/15/21 (144A)	3,137,425
994,000	Express Scripts, Inc. 3.1250%, 5/15/16	999,510
		4,136,935
Pipelines – 3.9%
598,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	658,533
1,239,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	1,250,374
517,000	El Paso Corp. 7.7500%, 1/15/32	597,135
220,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	242,468
945,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	972,607
430,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	464,775
913,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	894,371
457	Kern River Funding Corp. 4.8930%, 4/30/18‡,§	499
271,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	309,602
1,866,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	1,907,985
1,779,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	1,864,572
1,633,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	1,729,246
1,434,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	1,579,692
869,000	TC Pipelines L.P. 4.6500%, 6/15/21	909,877
4,404,000	Western Gas Partners L.P. 5.3750%, 6/1/21	4,668,989
445,000	Williams Partners L.P. 3.8000%, 2/15/15	467,158
		18,517,883
Property and Casualty Insurance – 0.2%
569,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	603,152
456,000	Progressive Corp. 3.7500%, 8/23/21	473,838
		1,076,990
Publishing – Newspapers – 0%
196,000	Gannett Co., Inc. 6.3750%, 9/1/15	198,940
Publishing – Periodicals – 0.4%
1,870,000	United Business Media, Ltd. 5.7500%, 11/3/20 (144A)	1,886,187

See Notes to Schedule of Investments and Financial Statements.

14 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Real Estate Management/Services – 0.3%
$578,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	$592,450
434,000	ProLogis L.P. 6.6250%, 5/15/18	471,340
470,000	ProLogis L.P. 6.8750%, 3/15/20	521,853
		1,585,643
Real Estate Operating/Development – 0.3%
1,242,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,259,590
REIT – Diversified – 0.9%
1,194,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,218,303
2,824,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	2,873,485
		4,091,788
REIT – Health Care – 0.8%
682,000	Senior Housing Properties Trust 6.7500%, 4/15/20	695,037
948,000	Senior Housing Properties Trust 6.7500%, 12/15/21	963,486
865,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	891,782
1,357,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	1,407,339
		3,957,644
REIT – Hotels – 0.4%
1,804,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	1,853,610
REIT – Office Property – 0.8%
441,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	457,556
1,212,000	Reckson Operating Partnership L.P. 5.0000%, 8/15/18	1,170,687
2,113,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	2,317,443
		3,945,686
REIT – Regional Malls – 1.6%
4,855,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	4,897,481
2,795,000	Rouse Co. L.P. 6.7500%, 11/9/15	2,826,444
		7,723,925
REIT – Shopping Centers – 0.1%
472,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	451,613
Retail – Regional Department Stores – 0.6%
580,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	616,950
1,252,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	1,399,075
622,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	684,100
		2,700,125
Retail – Restaurants – 0.8%
1,241,000	Brinker International 5.7500%, 6/1/14	1,308,966
2,428,000	Darden Restaurants, Inc. 4.5000%, 10/15/21	2,491,074
		3,800,040
Steel – Producers – 0.3%
1,551,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	1,585,898
Super-Regional Banks – 1.4%
445,000	PNC Funding Corp. 3.6250%, 2/8/15	467,436
958,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	975,567
1,561,000	SunTrust Banks, Inc. 3.5000%, 1/20/17	1,569,048
1,495,000	US Bancorp 2.2000%, 11/15/16	1,509,364
1,863,000	Wells Fargo & Co. 4.6000%, 4/1/21	2,043,119
		6,564,534
Telecommunication Services – 0.5%
2,059,000	Qwest Corp. 6.7500%, 12/1/21	2,244,310
Telephone – Integrated – 1.2%
583,000	CenturyLink, Inc. 5.1500%, 6/15/17	577,859
560,000	CenturyLink, Inc. 7.6000%, 9/15/39	549,508
460,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	461,737
4,107,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	4,271,280
		5,860,384
Transportation – Railroad – 1.1%
496,000	Burlington Northern Santa Fe LLC 3.4500%, 9/15/21	511,222
496,000	Burlington Northern Santa Fe LLC 4.9500%, 9/15/41	547,170
603,076	CSX Corp. 8.3750%, 10/15/14	686,687
857,000	CSX Corp. 4.7500%, 5/30/42	884,293
1,845,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	2,020,275
634,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	672,040
		5,321,687
Transportation – Services – 0.1%
259,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	250,464
Transportation – Truck – 0.4%
1,869,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,894,086

Total Corporate Bonds (cost $287,493,719)		297,142,194

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 15

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Principal Amount		Value

Mortgage-Backed Securities – 16.1%
	Fannie Mae:
$497,323	5.0000%, 2/1/23	$537,154
930,968	5.5000%, 1/1/25	1,011,349
488,516	5.5000%, 1/1/33	536,469
471,279	5.0000%, 11/1/33	509,661
880,876	5.0000%, 12/1/33	952,616
501,727	5.0000%, 2/1/34	542,588
1,715,609	5.5000%, 4/1/34	1,875,436
2,880,146	5.5000%, 9/1/34	3,146,661
1,006,763	5.5000%, 5/1/35	1,099,295
6,707,373	5.5000%, 7/1/35	7,328,041
2,755,430	6.0000%, 12/1/35	3,072,373
5,622,826	5.5000%, 4/1/36	6,139,621
3,156,642	5.5000%, 7/1/36	3,448,742
850,140	6.0000%, 3/1/37	940,232
4,084,430	5.5000%, 5/1/37	4,485,359
853,684	6.0000%, 5/1/37	941,750
762,081	5.5000%, 7/1/37	830,457
660,773	5.5000%, 3/1/38	725,635
1,154,620	6.0000%, 11/1/38	1,273,730
2,198,845	6.0000%, 11/1/38	2,435,298
578,634	4.5000%, 10/1/40	616,234
490,749	4.0000%, 12/1/40	519,133
9,766,313	4.0000%, 2/1/41	10,325,071
518,709	5.0000%, 3/1/41	566,141
1,578,843	4.5000%, 4/1/41	1,694,758
1,053,243	5.0000%, 4/1/41	1,139,021
1,324,558	5.0000%, 4/1/41	1,434,502
1,516,497	4.5000%, 10/1/41	1,615,039
1,030,748	5.0000%, 10/1/41	1,114,694
	Freddie Mac:
841,399	5.0000%, 1/1/19	906,158
618,630	5.0000%, 2/1/19	666,244
850,360	5.5000%, 8/1/19	922,187
2,091,232	6.0000%, 1/1/38	2,304,023
540,388	5.5000%, 5/1/38	591,322
1,436,448	5.5000%, 10/1/39	1,571,839
1,203,685	4.5000%, 1/1/41	1,275,922
1,601,320	4.5000%, 5/1/41	1,711,306
2,676,428	5.0000%, 5/1/41	2,883,109
353,899	4.5000%, 9/1/41	375,137
765,427	4.0000%, 10/1/41	810,773
	Ginnie Mae:
1,500,259	5.5000%, 3/15/36	1,693,496

Total Mortgage-Backed Securities (cost $76,116,187)		76,568,576

Preferred Stock – 0.1%
Diversified Financial Services – 0.1%
13,525	Citigroup Capital XIII, 7.8750% (cost $338,887)	352,462

U.S. Treasury Notes/Bonds – 11.4%
	U.S. Treasury Notes/Bonds:
$131,000	0.8750%, 11/30/16	131,399
1,893,000	2.3750%, 5/31/18	2,029,947
428,000	1.7500%, 10/31/18	440,506
10,692,000	3.1250%, 5/15/21**	11,938,281
13,732,000	2.1250%, 8/15/21	14,083,883
5,618,000	2.0000%, 11/15/21	5,682,079
1,401,000	4.6250%, 2/15/40	1,889,599
2,307,000	3.8750%, 8/15/40	2,765,516
824,000	4.2500%, 11/15/40	1,050,857
243,000	4.7500%, 2/15/41	334,884
384,000	4.3750%, 5/15/41	500,340
7,235,000	3.7500%, 8/15/41	8,509,040
4,477,000	3.1250%, 11/15/41	4,690,356

Total U.S. Treasury Notes/Bonds (cost $50,243,983)		54,046,687

Money Market – 4.4%
21,052,005	Janus Cash Liquidity Fund LLC, 0%, (cost $21,052,005)	21,052,005

Total Investments (total cost $453,755,566) – 98.6%		467,620,883

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		6,736,423

Net Assets – 100%		$474,357,306

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,089,221	1.1%
Bermuda	975,788	0.2%
Canada	7,949,536	1.7%
Cayman Islands	1,374,469	0.3%
France	9,374,619	2.0%
Luxembourg	6,202,561	1.3%
Mexico	2,692,315	0.6%
Netherlands	2,793,987	0.6%
South Korea	1,299,073	0.3%
United Kingdom	16,494,739	3.5%
United States††	413,374,575	88.4%

Total	$467,620,883	100.0%

††	Includes Cash Equivalents (83.9% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements.

16 | DECEMBER 31, 2011

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of December 31, 2011	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$453,756
Unaffiliated investments at value	$446,569
Affiliated investments at value	21,052
Cash	93
Receivables:
Investments sold	3,031
Portfolio shares sold	109
Dividends	1
Interest	4,222
Non-interested Trustees’ deferred compensation	14
Other assets	14
Total Assets	475,105
Liabilities:
Payables:
Portfolio shares repurchased	479
Dividends	–
Advisory fees	138
Fund administration fees	4
Distribution fees and shareholder servicing fees	20
Non-interested Trustees’ fees and expenses	7
Non-interested Trustees’ deferred compensation fees	14
Accrued expenses and other payables	86
Total Liabilities	748
Net Assets	$474,357
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$450,874
Undistributed net investment income*	2,170
Undistributed net realized gain from investment and foreign currency transactions*	7,449
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	13,864
Total Net Assets	$474,357
Net Assets - Institutional Shares	$376,299
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	30,657
Net Asset Value Per Shares	$12.27
Net Assets - Service Shares	$98,058
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,444
Net Asset Value Per Share	$13.17

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Statement of Operations

Janus Aspen
Flexible
For the fiscal year ended December 31, 2011	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$19,775
Dividends	94
Dividends from affiliates	8
Fee income	7
Total Investment Income	19,884
Expenses:
Advisory fees	2,349
Shareholder reports expense	66
Transfer agent fees and expenses	1
Registration fees	13
Custodian fees	19
Professional fees	52
Non-interested Trustees’ fees and expenses	17
Fund administration fees	23
Distribution fees and shareholder servicing fees - Service Shares	226
Other expenses	34
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	2,800
Expense and Fee Offset	–
Net Expenses	2,800
Less: Excess Expense Reimbursement	(66)
Net Expenses after Expense Reimbursement	2,734
Net Investment Income	17,150
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	8,564
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,695
Net Gain on Investments	12,259
Net Increase in Net Assets Resulting from Operations	$29,409

See Notes to Financial Statements.

18 | DECEMBER 31, 2011

Statements of Changes in Net Assets

	Janus Aspen
	Flexible Bond
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$17,150	$17,363
Net realized gain from investment and foreign currency transactions(1)	8,564	24,941
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,695	(9,929)
Net Increase in Net Assets Resulting from Operations	29,409	32,375
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(13,988)	(14,107)
Service Shares	(3,111)	(2,951)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(20,845)	(10,003)
Service Shares	(4,839)	(2,120)
Net Decrease from Dividends and Distributions	(42,783)	(29,181)
Capital Share Transactions:
Shares Sold
Institutional Shares	40,544	91,562
Service Shares	27,131	32,625
Reinvested Dividends and Distributions
Institutional Shares	34,833	24,110
Service Shares	7,950	5,071
Shares Repurchased
Institutional Shares	(56,514)	(53,660)
Service Shares	(26,627)	(20,247)
Net Increase from Capital Share Transactions	27,317	79,461
Net Increase in Net Assets	13,943	82,655
Net Assets:
Beginning of period	460,414	377,759
End of period	$474,357	$460,414

Undistributed Net Investment Income*	$2,170	$1,820

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Aspen Series | 19

Financial Highlights

Institutional Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$12.70	$12.56	$11.61	$11.46	$11.24
Income from Investment Operations:
Net investment income	.49	.49	.57	.53	.53
Net gain on investments (both realized and unrealized)	.32	.51	.94	.14	.24
Total from Investment Operations	.81	1.00	1.51	.67	.77
Less Distributions:
Dividends (from net investment income)*	(.49)	(.50)	(.55)	(.52)	(.55)
Distributions (from capital gains)*	(.75)	(.36)	(.01)	–	–
Total Distributions	(1.24)	(.86)	(.56)	(.52)	(.55)
Net Asset Value, End of Period	$12.27	$12.70	$12.56	$11.61	$11.46
Total Return	6.66%	8.06%	13.22%	5.93%	7.04%
Net Assets, End of Period (in thousands)	$376,299	$368,544	$304,204	$309,504	$297,919
Average Net Assets for the Period (in thousands)	$364,656	$351,717	$302,033	$306,207	$279,676
Ratio of Gross Expenses to Average Net Assets(1)	0.55%	0.56%	0.59%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets(1)	0.55%	0.56%	0.59%	0.60%	0.61%
Ratio of Net Investment Income to Average Net Assets	3.82%	4.04%	4.65%	4.56%	4.91%
Portfolio Turnover Rate	164%	169%	271%	169%	138%(2)

Service Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$13.54	$13.35	$12.32	$12.13	$11.86
Income from Investment Operations:
Net investment income	.48	.51	.55	.52	.62
Net gain on investments (both realized and unrealized)	.36	.51	1.01	.16	.17
Total from Investment Operations	.84	1.02	1.56	.68	.79
Less Distributions:
Dividends (from net investment income)*	(.46)	(.47)	(.52)	(.49)	(.52)
Distributions (from capital gains)*	(.75)	(.36)	(.01)	–	–
Total Distributions	(1.21)	(.83)	(.53)	(.49)	(.52)
Net Asset Value, End of Period	$13.17	$13.54	$13.35	$12.32	$12.13
Total Return	6.47%	7.73%	12.89%	5.71%	6.80%
Net Assets, End of Period (in thousands)	$98,058	$91,870	$73,555	$33,244	$22,444
Average Net Assets for the Period (in thousands)	$90,661	$83,557	$55,100	$28,537	$29,701
Ratio of Gross Expenses to Average Net Assets(1)	0.80%	0.81%	0.84%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets(1)	0.80%	0.81%	0.84%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	3.57%	3.79%	4.42%	4.32%	4.66%
Portfolio Turnover Rate	164%	169%	271%	169%	138%(2)

*	See Note 5 in Notes to Financial Statements.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139%.

See Notes to Financial Statements.

20 | DECEMBER 31, 2011

Notes to Schedule of Investments

Barclays Capital U.S. Aggregate Bond Index	Made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
Kern River Funding Corp., 4.8930%, 4/30/18	4/28/03	$454	$499	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2011. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2011 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$63,645,138	13.4%

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$14,909,341	$–

Bank Loans	–	3,549,618	–

Corporate Bonds	–	297,142,194	–

Mortgage-Backed Securities	–	76,568,576	–

Preferred Stock	–	352,462	–

U.S. Treasury Notes/Bonds	–	54,046,687	–

Money Market	–	21,052,005	–

Total Investments in Securities	$–	$467,620,883	$–

Janus Aspen Series | 21

Notes to Schedule of Investments (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Flexible Bond Portfolio	$11,165,620

22 | DECEMBER 31, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

Janus Aspen Series | 23

Notes to Financial Statements (continued)

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax

24 | DECEMBER 31, 2011

provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used

Janus Aspen Series | 25

Notes to Financial Statements (continued)

as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse

26 | DECEMBER 31, 2011

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Portfolio during the fiscal year ended December 31, 2011.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the

Janus Aspen Series | 27

Notes to Financial Statements (continued)

resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2011 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Flexible Bond Portfolio	$8,852,283	2.9400%-6.7500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers

28 | DECEMBER 31, 2011

in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac

Janus Aspen Series | 29

Notes to Financial Statements (continued)

under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the fiscal year ended December 31, 2011.

30 | DECEMBER 31, 2011

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Portfolio	Expense Limit (%)

Janus Aspen Flexible Bond Portfolio	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will

Janus Aspen Series | 31

Notes to Financial Statements (continued)

be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2011.

For the fiscal year ended December 31, 2011, Janus Capital assumed $52,639 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the fiscal year ended December 31, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

32 | DECEMBER 31, 2011

During the fiscal year ended December 31, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	$385,670,885	$(370,118,647)	$8,397	$21,052,005

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Loss Deferrals	Differences	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$3,978,820	$7,181,917	$–	$(347,994)	$(14,871)	$12,684,977

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$454,935,906	$15,112,878	$(2,427,901)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$33,605,752	$9,177,644	$–	$–

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$27,731,479	$1,449,527	$–	$–

Janus Aspen Series | 33

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Janus Aspen Flexible
Bond Portfolio

Institutional Shares
2011	0.57%
2010	0.56%
2009	0.59%
2008	0.60%
2007	0.61%

Service Shares
2011	0.82%
2010	0.81%
2009	0.84%
2008	0.85%
2007	0.86%

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	3,233	7,067
Reinvested dividends and distributions	2,879	1,913
Shares repurchased	(4,483)	(4,168)
Net Increase/(Decrease) in Portfolio Shares	1,629	4,812
Shares Outstanding, Beginning of Period	29,028	24,216
Shares Outstanding, End of Period	30,657	29,028
Transactions in Portfolio Shares – Service Shares
Shares sold	2,019	2,378
Reinvested dividends and distributions	613	378
Shares repurchased	(1,972)	(1,481)
Net Increase/(Decrease) in Portfolio Shares	660	1,275
Shares Outstanding, Beginning of Period	6,784	5,509
Shares Outstanding, End of Period	7,444	6,784

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$433,884,051	$373,133,702	$297,199,325	$374,299,689

34 | DECEMBER 31, 2011

9.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 35

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

36 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of various Portfolios was good to very good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for almost all of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

38 | DECEMBER 31, 2011

mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by almost all of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2010. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

40 | DECEMBER 31, 2011

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 41

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2011:

Capital Gain Distributions

Portfolio

Janus Aspen Flexible Bond Portfolio	$9,177,644

42 | DECEMBER 31, 2011

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

44 | DECEMBER 31, 2011

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (until 2011) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 47

Notes

48 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-126	109-02-81114 02-12

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Forty Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
We believe that investing with conviction in dominant growth companies with wide competitive moats, strong pricing power and multi-year growth opportunities will allow us to outperform our index and peer group over time. We focus our analysis on companies with superior business models that exhibit high returns on capital and excess cash flow generation that trade at attractive valuations. We manage concentrated portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 12-month period ended December 31, 2011, Janus Aspen Forty Portfolio’s Institutional Shares and Service Shares returned -6.69% and -6.94%, respectively, versus a return of 2.64% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 2.11% for the period.

Overview

Volatility and correlations remained near record levels as the markets traded around geopolitical and macroeconomic issues, including fears of a recession in Europe and a hard landing in China. While the U.S. recovery remains fragile, leading economic indicators and consumer confidence showed signs of improvement. The unemployment rate dipped to 8.5% in December, indicating the labor markets may be strengthening heading into 2012.

It was a challenging year for the Portfolio and we are disappointed in the returns and impact on long-term performance. Many of our holdings have continued to perform well from an operating perspective yet their stock prices have not responded as much as we had expected. This has been frustrating to us, but it is not surprising. In a highly correlated, macro-driven market, where news out of Europe and Washington dominates the headlines, it can be difficult for individual stocks to break out. We don’t discount the challenges that Europe’s debt crisis or the U.S. fiscal situation pose to the economy and demand for risk assets. Yet we maintain a high level of conviction in our holdings: businesses with long-duration growth opportunities, potential for share gains and competitive advantages that we think will eventually be rewarded with higher multiples and prices.

Technology stocks were the Portfolio’s weakest sector versus the index. Some large- and mega-cap names that we didn’t own were large outperformers in the benchmark, hurting our relative performance. Internet search firm Google was a top detractor. We sold the stock based on our expectation that it could suffer as consumers spend more time in application software (apps) than in browsers. Both application and browser usage are growing, but browser-based content and time spent using browsers are decelerating. In other cases, we held positions as we felt the long-term growth drivers for the companies remained intact. One of the largest detractors in the sector, for example, was an enterprise software provider, Oracle. The company reported earnings and software licensing revenue below expectations for its fiscal second quarter and issued a cautious outlook. The business is still growing and taking share, however, and we like its high returns on capital and recurring revenues.

The Portfolio’s financial holdings were relatively weak. We are still overweight in the sector with the main theme of our holdings being the growth of the Asian consumer and Asian wealth creation. However, we reduced our holdings in several U.S.-based financials as we grew concerned about the impact of continued low interest rates and a slow growth U.S. economy. Each position was sold or trimmed for company specific reasons, however. Brokerage firm Charles Schwab was the top individual detractor in the sector, for instance, suffering from the low rate environment. We trimmed the stock to match the position size with the risk/reward we see relative to other positions. Schwab continues to grow its customers and assets, but does need to find a way to earn more on its customers’ huge cash balances if interest rates remain low for an extended period.

Our energy holdings underperformed, mainly due to weak relative performance in two energy field services stocks. Shares declined on concerns of overcapacity in the industry and a potential slowdown in capital expenditures for drilling and exploration. Despite these near term pressures, we think our holdings continue to have attractive long term growth potential. Much of the world’s easy-to-extract oil has been found and companies are

2 | DECEMBER 31, 2011

(unaudited)

now tapping deep-sea wells and on-shore, horizontal shale formations for new production. We think this is resulting in greater usage of services and equipment, creating a long-term opportunity for companies with exposure to these trends.

On a positive note, our health care selections contributed to relative results. Our exposure is primarily in pharmacy benefit managers (PBMs) that are helping lower costs in the system, along with biotechnology companies with innovative, life saving products that are showing strong growth. Health care is an area of government spending that could face significant cuts. However, the biggest cuts are likely to come in the highest cost areas, such as hospitals. Pharmaceutical products are a small portion of total health care spending and are extremely cost effective. By sticking with companies whose products add value and have high returns on spending, we feel our holdings will be relatively well-insulated from government spending cuts.

Detractors

The largest detractor over the period was Ford Motor. The U.S. automaker has cut capacity, lowered labor costs and improved profitability. The company is demonstrating a renewed focus on its key Ford brand and has seen the benefits in market share gains. We like the automaker’s improved financial position and potential to benefit from the ongoing recovery in auto sales. Volumes across the industry have been stronger than expected and margins are higher. A new model cycle could also help Ford’s performance.

Shares of Google were weak. While Google remains a dominant force in Internet search technology we grew concerned about the decline in search activity and sold the position.

EMC declined on concerns of a slowdown in enterprise technology spending. We think the storage company’s product portfolio in hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise information technology.

Contributors

Apple was the Portfolio’s top contributor during the period. We continue to hold Apple because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments.

Limited Brands performed well. We like the specialty retailer for its dominant and growing market share in intimate apparel and personal care categories in the U.S. We also appreciate Limited’s international expansion opportunities and that management is returning capital to shareholders.

Intuitive Surgical was a top performer and remains a compelling opportunity, in our opinion, given its da Vinci surgical system, which has continued to see greater placement and procedural growth. We think the company’s competitive advantage is in its technology, which is difficult and expensive to replace once the system has been installed in a hospital, making the company more likely to have staying power and pricing.

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the Portfolio. During the period we sold put and call options on individual stocks we owned with the net effect on the Portfolio being slightly positive. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

The macro challenges today are significant, but companies look well positioned to handle them. The financial system is better capitalized than it was in 2008 and appears relatively well prepared for a bad outcome in Europe. U.S. companies have dealt with high unemployment for over two years; they have already lost those customers, and we believe the fact that they are not coming back is less of a headwind than the market seems to think. The increase in energy prices has been more gradual than the spike in 2007, and companies have adjusted their cost structures or added “energy escalators” to their contracts, enabling them to pass on higher prices to customers.

Even if the macro environment weakens, we think companies in the Portfolio can continue to execute well on their strategies. We are finding plenty of businesses that are gaining share, improving margins and strengthening their competitive moats. This is likely to pay off in stronger earnings growth going forward, which we think the market is not recognizing in current valuations. Indeed, multiples look cheap, especially for the earnings growth and returns on capital we are seeing.

Investors seem to be anticipating a global slowdown or expect near-record margins to revert to the mean. We

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

don’t discount those concerns but think companies in the Portfolio can improve their competitive positions and returns. In a volatile and uncertain environment, we feel positive about what companies in the Portfolio are doing. We think the longer the market ignores their strong fundamentals, the more opportunity there is in these mispriced, long duration growth companies.

Thank you for your investment in Janus Aspen Forty Portfolio.

4 | DECEMBER 31, 2011

(unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.73%
Limited Brands, Inc.	1.36%
Intuitive Surgical, Inc.	1.35%
News Corp. – Class A	0.87%
Celgene Corp.	0.74%

5 Bottom Performers – Holdings

Contribution

Ford Motor Co.	–1.25%
Google, Inc. – Class A	–1.07%
EMC Corp.	–0.93%
Charles Schwab Corp.	–0.88%
Halliburton Co.	–0.79%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	0.91%	15.81%	10.29%
Industrials	0.16%	11.36%	12.98%
Utilities	–0.01%	0.00%	0.08%
Telecommunication Services	–0.07%	2.94%	1.01%
Materials	–0.24%	2.18%	5.33%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–2.84%	32.88%	29.36%
Financials	–2.34%	11.29%	4.29%
Energy	–1.76%	4.78%	11.30%
Consumer Staples	–1.70%	2.49%	11.00%
Consumer Discretionary	–0.78%	16.27%	14.36%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Apple, Inc. Computers	8.1%
eBay, Inc. E-Commerce/Products	7.4%
Celgene Corp. Medical – Biomedical and Genetic	6.7%
Medco Health Solutions, Inc. Pharmacy Services	5.7%
News Corp. – Class A Multimedia	5.0%

32.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of December 31, 2010

6 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the May 1, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	–6.69%	2.20%	5.16%	9.01%	0.67%

Janus Aspen Forty Portfolio – Service Shares	–6.94%	1.94%	4.89%	8.69%	0.92%

Russell 1000® Growth Index	2.64%	2.50%	2.60%	4.07%

S&P 500® Index	2.11%	–0.25%	2.92%	5.00%

Lipper Quartile – Institutional Shares	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	220/243	37/198	4/133	1/55

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Forty Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$912.50	$3.52

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$911.50	$4.72

Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

†	Expenses are equal to the annualized expense ratio of 0.73% for Institutional Shares and 0.98% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 | DECEMBER 31, 2011

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2011

Shares		Value

Common Stock – 98.8%
Apparel Manufacturers – 0.7%
1,281,700	Prada SpA*	$5,800,929
Applications Software – 4.2%
1,409,195	Microsoft Corp.	36,582,702
Athletic Footwear – 1.7%
154,705	NIKE, Inc. – Class B	14,908,921
Automotive – Cars and Light Trucks – 2.1%
1,711,320	Ford Motor Co.	18,413,803
Beverages – Wine and Spirits – 1.0%
97,677	Pernod-Ricard S.A.	9,058,071
Brewery – 0%
339,003	Anheuser-Busch InBev N.V. – VVPR Strip*	439
Casino Hotels – 1.8%
1,528,735	MGM Mirage*	15,944,706
Commercial Banks – 1.9%
748,756	Standard Chartered PLC	16,380,927
Commercial Services – 2.0%
568,670	Iron Mountain, Inc.	17,515,036
Computers – 8.1%
174,875	Apple, Inc.*,**	70,824,375
Computers – Memory Devices – 3.6%
1,470,455	EMC Corp.*	31,673,601
E-Commerce/Products – 8.1%
38,755	Amazon.com, Inc.*	6,708,490
2,131,885	eBay, Inc.*	64,660,072
		71,368,562
Electronic Components – Miscellaneous – 2.3%
657,225	TE Connectivity, Ltd. (U.S. Shares)	20,249,102
Electronic Connectors – 1.3%
245,315	Amphenol Corp. – Class A	11,134,848
Enterprise Software/Services – 2.7%
926,352	Oracle Corp.	23,760,929
Finance – Investment Bankers/Brokers – 1.5%
1,205,620	Charles Schwab Corp.	13,575,281
Industrial Automation and Robotics – 4.6%
264,100	Fanuc Corp.	40,430,123
Life and Health Insurance – 3.7%
4,549,400	AIA Group, Ltd.	14,205,342
1,795,692	Prudential PLC	17,802,456
		32,007,798
Medical – Biomedical and Genetic – 8.1%
872,328	Celgene Corp.*	58,969,373
355,142	Vertex Pharmaceuticals, Inc.*	11,794,266
		70,763,639
Medical Instruments – 2.5%
46,760	Intuitive Surgical, Inc.*	21,650,348
Metal – Diversified – 2.0%
989,105	Ivanhoe Mines, Ltd. (U.S. Shares)*	17,526,941
Metal Processors and Fabricators – 2.7%
144,110	Precision Castparts Corp.	23,747,887
Multimedia – 5.0%
2,468,710	News Corp. – Class A	44,041,786
Oil – Field Services – 1.8%
177,405	Baker Hughes, Inc.	8,628,979
199,415	Halliburton Co.	6,881,812
		15,510,791
Oil Companies – Exploration and Production – 0.9%
253,100	Southwestern Energy Co.*	8,084,014
Pharmacy Services – 8.5%
546,135	Express Scripts, Inc. – Class A*	24,406,773
890,419	Medco Health Solutions, Inc.*	49,774,422
		74,181,195
Retail – Apparel and Shoe – 4.5%
987,750	Limited Brands, Inc.	39,855,712
Retail – Jewelry – 2.2%
385,356	Compagnie Financiere Richemont S.A.	19,497,618
Transportation – Services – 6.1%
294,140	C.H. Robinson Worldwide, Inc.	20,525,089
453,330	United Parcel Service, Inc. – Class B	33,179,223
		53,704,312
Wireless Equipment – 3.2%
631,565	Crown Castle International Corp.*	28,294,112

Total Common Stock (cost $727,739,708)		866,488,508

Money Market – 2.0%
17,526,000	Janus Cash Liquidity Fund LLC, 0% (cost $17,526,000)	17,526,000

Total Investments (total cost $745,265,708) – 100.8%		884,014,508

Liabilities, net of Cash, Receivables and Other Assets**– (0.8)%		(7,147,561)

Net Assets – 100%		$876,866,947

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$439	0.0%
Canada	17,526,941	2.0%
France	9,058,071	1.0%
Hong Kong	14,205,342	1.6%
Italy	5,800,929	0.6%
Japan	40,430,123	4.6%
Switzerland	39,746,720	4.5%
United Kingdom	34,183,383	3.9%
United States††	723,062,560	81.8%

Total	$884,014,508	100.0%

††	Includes Cash Equivalents (79.8% excluding Cash Equivalents).

Schedule of Written Options – Put	Value

Microsoft Corp. expires January 2012 5,000 contracts exercise price $25.00 (premiums received $696,000)	$(123,841)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2011	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$745,266
Unaffiliated investments at value	$866,489
Affiliated investments at value	17,526
Cash denominated in foreign currency(1)	7
Restricted cash (Note 1)	288
Receivables:
Portfolio shares sold	140
Dividends	297
Foreign dividend tax reclaim	39
Non-interested Trustees’ deferred compensation	26
Other assets	18
Total Assets	884,830
Liabilities:
Payables:
Options written, at value(2)	124
Due to custodian	22
Portfolio shares repurchased	7,053
Advisory fees	480
Fund administration fees	7
Distribution fees and shareholder servicing fees	89
Non-interested Trustees’ fees and expenses	16
Non-interested Trustees’ deferred compensation fees	26
Accrued expenses and other payables	146
Total Liabilities	7,963
Net Assets	$876,867
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$808,975
Undistributed net investment income*	2,526
Undistributed net realized loss from investment and foreign currency transactions*	(73,951)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	139,317
Total Net Assets	$876,867
Net Assets - Institutional Shares	$459,459
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,830
Net Asset Value Per Shares	$33.22
Net Assets - Service Shares	$417,408
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,759
Net Asset Value Per Share	$32.72

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $6,564.
(2)	Includes premiums of $696,000 on written options.

See Notes to Financial Statements.

10 | DECEMBER 31, 2011

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2011	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$3
Dividends	12,724
Dividends from affiliates	31
Foreign tax withheld	(244)
Total Investment Income	12,514
Expenses:
Advisory fees	6,365
Shareholder reports expense	350
Transfer agent fees and expenses	2
Registration fees	22
Custodian fees	33
Professional fees	63
Non-interested Trustees’ fees and expenses	37
Fund administration fees	46
Distribution fees and shareholder servicing fees - Service Shares	1,190
Other expenses	56
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	8,164
Expense and Fee Offset	(1)
Net Expenses	8,163
Net Investment Income	4,351
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	93,797
Net realized gain from written options contracts	1,547
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(164,433)
Change in unrealized net appreciation/(depreciation) of written option contracts	(105)
Net Loss on Investments	(69,194)
Net Decrease in Net Assets Resulting from Operations	$(64,843)

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Forty
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$4,351	$4,329
Net realized gain from investment and foreign currency transactions(1)	95,344	96,909
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(164,538)	(38,829)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(64,843)	62,409
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,932)	(1,928)
Service Shares	(1,182)	(1,186)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(3,114)	(3,114)
Capital Share Transactions:
Shares Sold
Institutional Shares	57,219	78,034
Service Shares	52,459	76,738
Reinvested Dividends and Distributions
Institutional Shares	1,932	1,928
Service Shares	1,182	1,187
Shares Repurchased
Institutional Shares	(131,430)	(127,040)
Service Shares	(136,505)	(212,665)
Net Decrease from Capital Share Transactions	(155,143)	(181,818)
Net Decrease in Net Assets	(223,100)	(122,523)
Net Assets:
Beginning of period	1,099,967	1,222,490
End of period	$876,867	$1,099,967

Undistributed Net Investment Income*	$2,526	$1,263

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

12 | DECEMBER 31, 2011

Financial Highlights

Institutional Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$35.74	$33.61	$22.97	$41.18	$30.16
Income from Investment Operations:
Net investment income	.23	.19	.08	.04	.15
Net gain/(loss) on investments (both realized and unrealized)	(2.62)	2.06	10.57	(18.20)	10.99
Total from Investment Operations	(2.39)	2.25	10.65	(18.16)	11.14
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.12)	–	(.03)	(.12)
Distributions (from capital gains)*	–	–	–	–	–
Return of capital	N/A	N/A	(.01)	(.02)	N/A
Total Distributions and Other	(.13)	(.12)	(.01)	(.05)	(.12)
Net Asset Value, End of Period	$33.22	$35.74	$33.61	$22.97	$41.18
Total Return	(6.69)%	6.72%	46.38%	(44.15)%	36.99%
Net Assets, End of Period (in thousands)	$459,459	$567,322	$582,511	$399,087	$576,503
Average Net Assets for the Period (in thousands)	$518,818	$553,994	$482,572	$560,324	$485,379
Ratio of Gross Expenses to Average Net Assets	0.70%	0.67%	0.68%	0.67%	0.69%(1)
Ratio of Net Expenses to Average Net Assets	0.70%	0.67%	0.68%	0.67%	0.69%(1)
Ratio of Net Investment Income to Average Net Assets	0.56%	0.52%	0.05%	0.05%(2)	0.40%
Portfolio Turnover Rate	46%	36%	32%	61%	24%

Service Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$35.24	$33.17	$22.73	$40.80	$29.91
Income from Investment Operations:
Net investment income/(loss)	.09	.07	–	(.03)	.06
Net gain/(loss) on investments (both realized and unrealized)	(2.52)	2.08	10.44	(18.04)	10.89
Total from Investment Operations	(2.43)	2.15	10.44	(18.07)	10.95
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.08)	–	–	(.06)
Distributions (from capital gains)*	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	–(3)	N/A
Total Distributions and Other	(.09)	(.08)	–	–	(.06)
Net Asset Value, End of Period	$32.72	$35.24	$33.17	$22.73	$40.80
Total Return	(6.91)%	6.48%	45.95%	(44.28)%	36.63%
Net Assets, End of Period (in thousands)	$417,408	$532,645	$639,979	$428,109	$713,499
Average Net Assets for the Period (in thousands)	$475,743	$567,062	$520,592	$653,396	$557,041
Ratio of Gross Expenses to Average Net Assets	0.95%	0.92%	0.93%	0.92%	0.94%(1)
Ratio of Net Expenses to Average Net Assets	0.95%	0.92%	0.93%	0.92%	0.94%(1)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.31%	0.25%	(0.22)%	(0.18)%(2)	0.15%
Portfolio Turnover Rate	46%	36%	32%	61%	24%

*	See Note 5 in Notes to Financial Statements.
(1)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.67% and 0.67%, respectively, in 2007 for Institutional Shares and 0.92% and 0.92%, respectively, in 2007 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(2)	As a result of recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.11% and 0.09% for Institutional Shares and Service Shares, respectively. The adjustment had no impact on total net assets or total return of the class.
(3)	Return of capital aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock	$866,488,508	$–	$–

Money Market	–	17,526,000	–

Total Investments in Securities	$866,488,508	$17,526,000	$–

Other Financial Instruments(a):	$–	$(123,841)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Forty Portfolio	$16,487,600

14 | DECEMBER 31, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

Janus Aspen Series | 15

Notes to Financial Statements (continued)

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

16 | DECEMBER 31, 2011

repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of December 31, 2011, Janus Aspen Forty Portfolio had restricted cash in the amount of $287,600. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at December 31, 2011. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3

Janus Aspen Series | 17

Notes to Financial Statements (continued)

Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio

18 | DECEMBER 31, 2011

paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that

Janus Aspen Series | 19

Notes to Financial Statements (continued)

the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2010	4,085	$1,239,800
Options written	–	–
Options closed	–	–
Options expired	(3,672)	(584,658)
Options exercised	(413)	(655,142)

Options outstanding at December 31, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2010	4,085	$962,349
Options written	5,000	696,000
Options closed	–	–
Options expired	(4,085)	(962,349)
Options exercised	–	–

Options outstanding at December 31, 2011	5,000	$696,000

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts			Options written, at value	$123,841

Total				$123,841

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$1,547,007	$–	$1,547,007

Total	$–	$–	$1,547,007	$–	$1,547,007

20 | DECEMBER 31, 2011

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(105,262)	$–	$(105,262)

Total	$–	$–	$(105,262)	$–	$(105,262)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the fiscal year.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as

Janus Aspen Series | 21

Notes to Financial Statements (continued)

recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering

22 | DECEMBER 31, 2011

the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the fiscal year ended December 31, 2011.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Forty Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Only the base fee rate will apply until January 2012 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 18 months. When the Portfolio’s performance-based fee structure has been in effect for at least 18 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2012 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate only.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

24 | DECEMBER 31, 2011

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2011.

For the fiscal year ended December 31, 2011, Janus Capital assumed $52,639 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the fiscal year ended December 31, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	$337,803,332	$(345,654,358)	$30,628	$17,526,000

Janus Aspen Series | 25

Notes to Financial Statements (continued)

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year Loss	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Aspen Forty Portfolio	$2,558,767	$–	$(64,279,281)	$(8,831,940)	$542,020	$137,902,255

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2011

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Forty Portfolio	$(64,279,281)	$(64,279,281)

During the fiscal year ended December 31, 2011, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Forty Portfolio	$100,692,656

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Forty Portfolio	$746,112,253	$203,790,895	$(65,888,640)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

26 | DECEMBER 31, 2011

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$3,113,887	$–	$–	$–

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$3,114,400	$–	$–	$–

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,627	2,337
Reinvested dividends and distributions	55	58
Shares repurchased	(3,726)	(3,854)
Net Increase/(Decrease) in Portfolio Shares	(2,044)	(1,459)
Shares Outstanding, Beginning of Period	15,874	17,333
Shares Outstanding, End of Period	13,830	15,874
Transactions in Portfolio Shares – Service Shares
Shares sold	1,519	2,361
Reinvested dividends and distributions	34	35
Shares repurchased	(3,909)	(6,572)
Net Increase/(Decrease) in Portfolio Shares	(2,356)	(4,176)
Shares Outstanding, Beginning of Period	15,115	19,291
Shares Outstanding, End of Period	12,759	15,115

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$447,713,183	$588,840,973	$–	$–

8.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value

Janus Aspen Series | 27

Notes to Financial Statements (continued)

measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Forty Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

30 | DECEMBER 31, 2011

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of various Portfolios was good to very good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for almost all of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by almost all of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

32 | DECEMBER 31, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating

34 | DECEMBER 31, 2011

volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 35

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2011:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Forty Portfolio	100%

36 | DECEMBER 31, 2011

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 37

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

38 | DECEMBER 31, 2011

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Aspen Forty Portfolio	1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 39

Notes

40 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-126	109-02-81115 02-12

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Global Technology Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
We focus on anticipating change and determining which companies will win on a multi-year basis whose share price is below the value of its cash flows. We take a strategy and culture-based approach to investing, diving deep into what we believe are the most important factors which allow companies to transform industries and win. We leverage the strong and thoughtful research at Janus to uncover innovative companies representing our best investment ideas
J. Bradley Slingerlend portfolio manager

Performance Overview

During the 12 months ended December 31, 2011, Janus Aspen Global Technology Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -8.68%, -8.66% and -8.81%. By comparison, the Portfolio’s secondary and primary benchmarks, the MSCI World Information Technology Index and the S&P 500 Index returned -2.49% and 2.11%, respectively.

Portfolio Manager Comments

We were disappointed with performance in 2011. We focus our time and effort positioning the portfolio to outperform over the long term, and this past year did not go our way. Compared to the MSCI World Information Technology Index we owned more cyclical companies which underperformed in an uncertain global economic environment and fewer services companies which outperformed. Our focus on deriving insights from in-depth fundamental research remains. We continue to find attractive companies to own in the technology sector with strong long-term prospects.

A key driver of investment success is to identify important changes in how we interact with technology. In some cases, we need to understand human behavior. Since Adam Smith begat modern economic theory we have relied on the flawed idea that the human species is rational, self-interested and has access to perfect information. In modern times, however, these shortcomings in traditional economic theory have created wide ranging global economic challenges. We do not always operate with perfect information and certainly are not always rational.

But this may be changing because of two important trends in technology – smart phones and data analytics. Homo economicus could prove to be real after all.

In theory, competition should drive the price of ice cream at your nearby grocery store to the same level as the nearby super center. In practice it is not always the case when you consider how convenience and lack of information drive purchase decisions. But what if you did have access to perfect, real-time information?

Say you are in the market for a new LCD TV: using eBay’s Red Laser app you can scan barcodes as you walk through Best Buy and find the lowest price either online or at other physical stores near you. Perhaps you want to live healthier: New healthcare smartphone apps allow you to easily track your food consumption and exercise, or even monitor key aspects of your body. Presumably, those who want to get healthier could do so more easily, with large implications to insurers and drug companies.

Or say you want to know where to buy the cheapest basket of groceries nearest to you. Now, with shopping list apps, you can see where your basket of items are the cheapest.

There is a behavioral revolution taking place with smart phones. Access to the world’s information in your pocket with easy and inexpensive apps to provide you data should allow Homo economicus, the rational consumer, to finally behave according to “theory.” Many economic theories that are intuitively logical, but have been thrown out, may turn out to be viable in the midst of this revolution.

So what does this have to do with investing in tech stocks? This mobile computing revolution – with data and access a few taps away – lead to several key investment themes. Among them:

•	Platforms: New platforms are key to enabling this transformative trend in data. Companies such as Amazon, with its cloud computing platform Amazon Web Services, allow startups to create low cost apps for consumers and businesses. Apple’s iOS operating system and Google’s Android platform enable computing power and access to information we could not even dream of a few years ago. We see many companies now thinking more broadly about

2 | DECEMBER 31, 2011

(unaudited)

their ecosystems and how they can be platforms for their customers and partners.

•	Making the complex simple: Apple’s strength in this area is showing up across several other areas of technology. For example, enterprise software, once complicated and buried in computer programming code, is now accessible by employees with iPads. This simplification and consumerization propels adoption and growth of technology products and services, and ultimately drives global innovation.

•	Insight from data analysis: Distilling information from data is becoming a core competency for many companies in many industries. We are seeing leaders emerge in sectors such as retail and financials based on their ability to understand and leverage data to create better products and happier customers. In the retail sector some particularly interesting technology developments are starting to have a large impact. Forward thinking retailers leveraging the latest analytics and electronic payment platforms, such as PayPal (owned by eBay), are able to gather data to create more loyal customers while spending less on marketing – or better yet taking marketing dollars and putting them directly in consumer pockets in the form of coupons and rebates. This type of technology requires heavy investments in software, storage, and new in-store devices and relies on the products of many of our holdings, including Apple, EMC, NetApp, Teradata, eBay, and QLIK Technologies.

Remember these are long-term trends. For example, right now my diet app tells me it’s time for a protein bar that I researched on line and ordered with my shopping app at the cheapest price available. But I think I’ll head to 7-11 tonight for some ice cream because it’s closer and I’m hungry. So much for Homo economicus. Forgive me, I’m human.

Detractors from Performance

Longtop Financial Technologies was our largest individual detractor. We were caught by what appears to be an issue of fraud or at least questionable accounting. We sold the holding.

STR Holdings also traded significantly lower during the period. This company manufactures power module encapsulants (extruded sheets and film which hold the solar module together and protect the semiconductor circuit of a solar panel), which are a vital but low-cost component of a solar module. STR Holdings produces the highest quality encapsulants in our view and therefore should benefit from the unit growth we anticipate in the solar industry.

Semiconductor maker ON Semiconductor was among supply chain stocks caught in the third-quarter downdraft. Supply chain stocks were priced as if a crisis were imminent. We viewed that as an over-reaction based on our channel checks, which showed slower activity but not as slow as during 2008. The market’s behavior was painful, but it made semiconductor and electronic connector stocks more attractive. ON’s integration of Sanyo’s semiconductor business unit also progressed slower than anticipated due to Japan’s earthquake in March 2011; however, production has improved considerably since the tragedy. We continue to believe this large-scale provider of low-cost analog and other semiconductor chips has a business-model advantage in that it spends less on marketing and research and development than its competitors. We think ON Semiconductor can generate attractive levels of profit and free cash flows in its competitive markets.

Contributors to Performance

Autonomy, a U.K.-based software company, was our top performing holdings during the period after Hewlett-Packard (HP) announced it would buy the firm. This was an example of how our team working across various segments within technology enabled us to value Autonomy’s assets higher than where the stock had been trading. We found the company had a strong niche in unstructured data; its software enables companies to tease valuable information from large data sources. The buy-out also indicated that traditional technology companies like HP have significant cash on their balance sheets and continue to generate high levels of free cash flow, both of which could fuel more transactions to help them re-start their growth engines. We like the companies we own for their own characteristics, but we also feel many could be acquired in the years ahead.

Health care technology company athenahealth also contributed to performance. We consider this a highly innovative company that is re-investing in software products to help make the U.S. health care system more efficient. We feel athenahealth, the leading software provider for managing physicians’ practices with an attractive growth business in electronic health records, remains in the early stages of its growth potential.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

Finally, software maker SolarWinds posted strong returns after the company reported better-than-expected financial results. While we continue to like the leading vendor of low-cost management software for its growing presence in network management and entry into storage and application management areas, we felt its risk-return profile had become less attractive. Therefore, we sold our position.

Derivatives

We initiated and owned positions in futures contracts and derivatives, such as options, in order to help mitigate the risks and potentially enhance the performance of the Portfolio. During the period, these positions in aggregate detracted modestly from performance. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Thank you for your investment in Janus Aspen Global Technology Portfolio.

4 | DECEMBER 31, 2011

(unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Autonomy Corp. PLC	1.25%
Cree, Inc.	0.86%
athenahealth, Inc.	0.62%
SolarWinds, Inc.	0.56%
Teradata Corp.	0.53%

5 Bottom Performers – Holdings

Contribution

Longtop Financial Technologies, Ltd. (ADR)	–1.73%
STR Holdings, Inc.	–1.48%
ON Semiconductor Corp.	–1.07%
Atmel Corp.	–1.02%
EMC Corp.	–0.83%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equity)	S&P 500® Index Weighting

Financials	2.77%	0.21%	14.81%
Industrials	0.50%	5.91%	10.86%
Other**	0.01%	–0.82%	0.00%
Telecommunication Services	–0.01%	2.05%	3.05%
Health Care	–0.25%	5.83%	11.44%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equity)	S&P 500® Index Weighting

Information Technology	–8.46%	74.86%	18.76%
Consumer Discretionary	–1.57%	9.95%	10.61%
Consumer Staples	–1.20%	0.00%	10.87%
Materials	–0.96%	1.40%	3.59%
Utilities	–0.82%	0.61%	3.48%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Microsoft Corp. Applications Software	5.1%
eBay, Inc. E-Commerce/Products	4.6%
ON Semiconductor Corp. Electronic Components – Semiconductors	3.6%
Apple, Inc. Computers	3.4%
EMC Corp. Computers – Memory Devices	3.3%

20.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 4.3% for long positions and (0.2)% for short positions of total net assets.

*Includes Securities Sold Short of (2.7)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of December 31, 2010

6 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the May 1, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	–8.68%	4.24%	2.68%	–5.01%	0.87%	0.87%(a)

Janus Aspen Global Technology Portfolio – Service Shares	–8.66%	3.98%	2.44%	–5.24%	1.13%	1.13%(b)

Janus Aspen Global Technology Portfolio – Service II Shares	–8.81%	4.03%	2.53%	–5.24%	1.11%	1.11%(b)

S&P 500® Index	2.11%	–0.25%	2.92%	0.63%

Morgan Stanley Capital International World Information Technology Index	–2.49%	1.18%	1.26%	–5.64%**

Lipper Quartile – Institutional Shares	3rd	2nd	1st	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Science & Technology Funds	30/44	15/40	6/32	5/10

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio (unaudited)

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility).

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, J. Bradley Slingerlend is portfolio manager of Janus Aspen Global Technology Portfolio.

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

8 | DECEMBER 31, 2011

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$889.10	$4.05

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$889.80	$5.24

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$888.90	$5.24

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

†	Expenses are equal to the annualized expense ratio of 0.85% for Institutional Shares, 1.10% for Service Shares and 1.10% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series | 9

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2011

Shares		Value

Common Stock – 99.2%
Advanced Materials/Production – 1.2%
147,618	STR Holdings, Inc.*	$1,214,896
Applications Software – 7.2%
3,600	Citrix Systems, Inc.*	218,592
202,826	Microsoft Corp.**	5,265,363
58,150	RealPage, Inc.*	1,469,451
4,370	Salesforce.com, Inc.*	443,380
		7,396,786
Cable/Satellite Television – 2.1%
26,505	Comcast Corp. – Class A	628,434
24,730	Time Warner Cable, Inc. – Class A	1,572,086
		2,200,520
Commercial Services – 3.0%
80,924	Iron Mountain, Inc.	2,492,459
72,781	Live Nation, Inc.*	604,810
		3,097,269
Commercial Services – Finance – 1.0%
2,900	MasterCard, Inc. – Class A	1,081,178
Computer Aided Design – 2.8%
35,161	ANSYS, Inc.*	2,014,022
29,520	Autodesk, Inc.*	895,342
		2,909,364
Computer Software – 1.1%
63,396	Cornerstone OnDemand, Inc.*	1,156,343
Computers – 3.9%
8,600	Apple, Inc.*	3,483,000
265,840	Quanta Computer, Inc.	559,469
		4,042,469
Computers – Integrated Systems – 3.1%
38,715	Jack Henry & Associates, Inc.	1,301,211
39,206	Teradata Corp.*	1,901,883
		3,203,094
Computers – Memory Devices – 5.6%
157,071	EMC Corp.*,**	3,383,310
65,301	NetApp, Inc.*	2,368,467
		5,751,777
Consulting Services – 3.4%
49,641	Gartner, Inc.*	1,726,018
30,295	Verisk Analytics, Inc.*	1,215,738
24,740	Zillow, Inc.*	556,155
		3,497,911
E-Commerce/Products – 7.1%
12,607	Amazon.com, Inc.*,**	2,182,272
156,283	eBay, Inc.*,**	4,740,063
5,645	Netflix, Inc.*	391,142
		7,313,477
E-Commerce/Services – 0.9%
22,524	Ctrip.com International, Ltd. (ADR)*	527,061
10,660	OpenTable, Inc.*	417,126
		944,187
Electronic Components – Miscellaneous – 3.3%
109,472	TE Connectivity, Ltd. (U.S. Shares)**	3,372,832
Electronic Components – Semiconductors – 5.8%
121,337	ARM Holdings PLC**	1,115,327
483,894	ON Semiconductor Corp.*,**	3,735,662
640	Samsung Electronics Co., Ltd.	589,151
17,320	Xilinx, Inc.	555,279
		5,995,419
Electronic Connectors – 3.0%
68,260	Amphenol Corp. – Class A**	3,098,321
Electronics – Military – 1.3%
56,563	Ultra Electronics Holdings PLC**	1,298,058
Enterprise Software/Services – 6.9%
35,578	Aveva Group PLC**	789,959
8,640	Informatica Corp.*	319,075
114,479	Oracle Corp.	2,936,387
91,182	QLIK Technologies, Inc.*,**	2,206,605
54,817	Temenos Group A.G.*	899,022
		7,151,048
Entertainment Software – 0.2%
17,800	Nexon Co., Ltd.**	256,070
Independent Power Producer – 0.2%
9,662	NRG Energy, Inc.*	175,076
Industrial Automation and Robotics – 2.1%
13,849	Fanuc Corp.**	2,120,094
Internet Applications Software – 1.6%
27,800	Tencent Holdings, Ltd.	558,770
48,740	Vocus, Inc.*	1,076,667
		1,635,437
Internet Content – Entertainment – 1.1%
37,758	Youku.com, Inc. (ADR)*	591,668
54,020	Zynga, Inc.*	508,328
		1,099,996
Internet Content – Information/News – 0.9%
17,570	Bankrate, Inc.*	377,755
9,485	LinkedIn Corp.*	597,650
		975,405
Internet Gambling – 1.7%
696,936	Bwin.Party Digital Entertainment PLC**	1,774,696
Media – 0.3%
25,540	Workday, Inc. – Private Placement°° ,§	338,660
Medical – Biomedical and Genetic – 2.5%
26,520	Celgene Corp.*	1,792,752
23,191	Vertex Pharmaceuticals, Inc.*	770,173
		2,562,925
Medical Information Systems – 1.6%
34,120	athenahealth, Inc.*	1,675,974
Multimedia – 3.3%
68,205	Demand Media, Inc.*	453,563
70,820	News Corp. – Class A	1,263,429
46,170	Walt Disney Co.**	1,731,375
		3,448,367
Networking Products – 1.0%
58,590	Cisco Systems, Inc.	1,059,307
Printing – Commercial – 1.2%
39,723	VistaPrint N.V. (U.S. Shares)*	1,215,524

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares		Value

Semiconductor Components/Integrated Circuits – 6.0%
360,640	Atmel Corp.*,**	$2,921,184
1,318,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,300,661
		6,221,845
Semiconductor Equipment – 2.6%
64,979	ASML Holding N.V.	2,730,793
Software Tools – 0.4%
5,370	VMware, Inc. – Class A*	446,730
Telecommunication Equipment – 0.5%
131,790	Tellabs, Inc.	532,432
Telecommunication Services – 2.4%
85,841	Amdocs, Ltd. (U.S. Shares)*,**	2,449,044
Television – 1.4%
51,767	CBS Corp. – Class B	1,404,956
Toys – 0.5%
3,632	Nintendo Co., Ltd.**	500,315
Transactional Software – 0.9%
20,760	Solera Holdings, Inc.	924,650
Wireless Equipment – 4.1%
44,144	Crown Castle International Corp.*	1,977,651
28,635	SBA Communications Corp. – Class A*	1,230,159
102,674	Telefonaktiebolaget L.M. Ericsson – Class B	1,050,893
		4,258,703

Total Common Stock (cost $99,091,296)		102,531,948

Money Market – 0.2%
217,000	Janus Cash Liquidity Fund LLC, 0% (cost $217,000)	217,000

Total Investments (total cost $99,308,296) – 99.4%		102,748,948

Securities Sold Short – (2.7)%
Common Stock Sold Short – (2.7)%
Computer Services – (0.8)%
11,662	Atos Origin S.A.	(565,306)
24,210	Wipro, Ltd. (ADR)	(246,700)
		(812,006)
Computers – Memory Devices – (0.6)%
17,685	Seagate Technology	(290,034)
10,210	Western Digital Corp.*	(316,000)
		(606,034)
Electronic Components – Semiconductors – (0.3)%
16,175	Cree, Inc.*	(356,497)
Printing – Commercial – (0.4)%
21,205	Valassis Communications, Inc.*	(407,772)
Semiconductor Equipment – (0.6)%
12,300	Tokyo Electron, Ltd.**	(582,375)

Total Securities Sold Short (proceeds $3,357,481)		(2,764,684)

Cash, Receivables and Other Assets, net of Liabilities – 3.3%		3,384,125

Net Assets – 100%		$103,368,389

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Cayman Islands	$1,677,499	1.6%
Gibraltar	1,774,696	1.7%
Guernsey	2,449,044	2.4%
Japan	2,876,479	2.8%
Netherlands	3,946,317	3.8%
South Korea	589,151	0.6%
Sweden	1,050,893	1.0%
Switzerland	4,271,854	4.2%
Taiwan	3,860,130	3.8%
United Kingdom	3,203,344	3.1%
United States††	77,049,541	75.0%

Total	$102,748,948	100.0%

††	Includes Cash Equivalents (74.8% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

France	$(565,306)	20.4%
India	(246,700)	8.9%
Ireland	(290,034)	10.5%
Japan	(582,375)	21.1%
United States	(1,080,269)	39.1%

Total	$(2,764,684)	100.0%

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 1/19/12	379,000	$588,378	$6,792
Japanese Yen 1/19/12	44,000,000	571,965	(5,273)

		1,160,343	1,519

HSBC Securities (USA), Inc.:
British Pound 2/2/12	110,000	170,744	239
Japanese Yen 2/2/12	43,100,000	560,425	(5,877)

		731,169	(5,638)

JPMorgan Chase & Co.:
British Pound 1/12/12	280,000	434,718	2,185
Japanese Yen 1/12/12	43,300,000	562,784	(5,649)

		997,502	(3,464)

Total		$2,889,014	$(7,583)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2011

Schedule of Written Options – Calls	Value

Amazon.com, Inc. expires January 2012 30 contracts exercise price $235.00	$(63)
Amdocs, Ltd. (U.S. Shares) expires April 2012 500 contracts exercise price $32.50	(9,905)
Amphenol Corp. – Class A expires January 2012 175 contracts exercise price $50.00	(1,391)
Atmel Corp. expires February 2012 950 contracts exercise price $13.00	(343)
eBay, Inc. expires January 2012 500 contracts exercise price $35.00	(1,187)
ON Semiconductor Corp. expires January 2012 1,250 contracts exercise price $10.00	(2,265)
TE Connectivity, Ltd. (U.S. Shares) expires January 2012 550 contracts exercise price $40.00	(4)

Total Written Options – Calls (premiums received $134,620 )	$(15,158)

Schedule of Written Options – Put
Microsoft Corp. expires January 2012 705 contracts exercise price $24.00 (premiums received $30,315)	(7,349)

Total Return Swap outstanding at December 31, 2011

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Appreciation

Goldman Sachs International	$(303,632)	Samsung SDI Co., Ltd.	1-month USD LIBOR minus 50 basis points	11/19/12	$27,857

See Notes to Schedule of Investments and Financial Statements.

12 | DECEMBER 31, 2011

Statement of Assets and Liabilities

Janus Aspen
Global
As of December 31, 2011	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$99,308
Unaffiliated investments at value	$102,532
Affiliated investments at value	217
Cash	96
Deposits with broker for short sales	3,358
Receivables:
Investments sold	187
Portfolio shares sold	19
Dividends	58
Outstanding swap contracts at value	28
Non-interested Trustees’ deferred compensation	3
Other assets	2
Forward currency contracts	9
Total Assets	106,509
Liabilities:
Payables:
Short sales, at value(1)	2,765
Options written, at value(2)	23
Portfolio shares repurchased	154
Advisory fees	57
Fund administration fees	1
Distribution fees and shareholder servicing fees	21
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	98
Forward currency contracts	17
Total Liabilities	3,141
Net Assets	$103,368
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$108,132
Undistributed net investment loss*	(37)
Undistributed net realized loss from investment and foreign currency transactions*	(8,924)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,197
Total Net Assets	$103,368
Net Assets - Institutional Shares	$4,275
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	846
Net Asset Value Per Shares	$5.05
Net Assets - Service Shares	$73,246
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,176
Net Asset Value Per Share	$5.17
Net Assets - Service II Shares	$25,847
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,892
Net Asset Value Per Share	$5.28

*	See Note 5 in Notes to Financial Statements.
(1)	Includes proceeds of $3,357,481 on short sales.
(2)	Includes premiums of $164,935 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
Global
For the fiscal year ended December 31, 2011	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Interest proceeds from short sales	3
Dividends	921
Dividends from affiliates	6
Foreign tax withheld	(38)
Total Investment Income	892
Expenses:
Advisory fees	839
Shareholder reports expense	39
Transfer agent fees and expenses	1
Registration fees	–
Custodian fees	29
Professional fees	54
Non-interested Trustees’ fees and expenses	6
Short sales dividend expense	26
Short sales interest expense	–
Stock loan fees	11
Fund administration fees	6
Distribution fees and shareholder servicing fees - Service Shares	235
Distribution fees and shareholder servicing fees - Service II Shares	80
Other expenses	23
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,349
Expense and Fee Offset	–
Net Expenses	1,349
Net Investment Loss	(457)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	18,032(1)
Net realized gain from short sales	744
Net realized loss from swap contracts	(37)
Net realized gain from written options contracts	328
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(29,406)
Change in unrealized net appreciation/(depreciation) of short sales	787
Change in unrealized net appreciation/(depreciation) of swap contracts	28
Change in unrealized net appreciation/(depreciation) of written option contracts	142
Net Loss on Investments	(9,382)
Net Decrease in Net Assets Resulting from Operations	$(9,839)

(1)	Includes $2,477,587 of realized gains resulting from a redemption-in-kind during the fiscal year ended December 31, 2011 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.

14 | DECEMBER 31, 2011

Statements of Changes in Net Assets

	Janus Aspen
	Global Technology
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment loss	$(457)	$(616)
Net realized gain from investment and foreign currency transactions(1)	19,067	22,147
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(28,449)	6,588
Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,839)	28,119
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	2,660	2,433
Service Shares	8,690	15,031
Service II Shares	20,257	14,114
Redemption Fees
Service II Shares	34	17
Shares Repurchased
Institutional Shares	(2,753)	(1,277)
Service Shares(2)	(41,810)	(24,167)
Service II Shares	(22,238)	(7,181)
Net Decrease from Capital Share Transactions	(35,160)	(1,030)
Net Increase/(Decrease) in Net Assets	(44,999)	27,089
Net Assets:
Beginning of period	148,367	121,278
End of period	$103,368	$148,367

Undistributed Net Investment Loss*	$(37)	$(283)

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	During the fiscal year ended December 31, 2011, Janus Aspen Global Technology Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $12,434,999 and $865,446, respectively, at the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$5.53	$4.43	$2.82	$5.02	$4.13
Income from Investment Operations:
Net investment income/(loss)	.03	(.04)	(.04)	.09	–
Net gain/(loss) on investments (both realized and unrealized)	(.51)	1.14	1.65	(2.28)	.91
Total from Investment Operations	(.48)	1.10	1.61	(2.19)	.91
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.01)	(.02)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	(.01)	(.02)
Net Asset Value, End of Period	$5.05	$5.53	$4.43	$2.82	$5.02
Total Return	(8.68)%	24.83%	57.09%	(43.70)%	22.07%
Net Assets, End of Period (in thousands)	$4,275	$4,803	$2,835	$1,395	$4,093
Average Net Assets for the Period (in thousands)	$4,972	$3,825	$2,218	$3,000	$3,293
Ratio of Gross Expenses to Average Net Assets(1)	0.80%(2)	0.87%(2)	0.95%(2)	0.85%(2)	0.82%(2)
Ratio of Net Expenses to Average Net Assets(1)	0.80%(2)	0.87%(2)	0.95%(2)	0.85%(2)	0.82%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.10)%	(0.23)%	(0.31)%	0.04%(3)	0.70%
Portfolio Turnover Rate	83%	79%	101%	92%	67%

Service Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$5.66	$4.55	$2.90	$5.18	$4.27
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	–	–	.02
Net gain/(loss) on investments (both realized and unrealized)	(.49)	1.12	1.65	(2.28)	.91
Total from Investment Operations	(.49)	1.11	1.65	(2.28)	.93
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.02)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	(.02)
Net Asset Value, End of Period	$5.17	$5.66	$4.55	$2.90	$5.18
Total Return	(8.66)%	24.40%	56.90%	(43.97)%	21.70%
Net Assets, End of Period (in thousands)	$73,246	$112,809	$99,472	$62,274	$137,367
Average Net Assets for the Period (in thousands)	$94,128	$101,085	$78,097	$101,523	$133,221
Ratio of Gross Expenses to Average Net Assets(1)	1.04%(2)	1.13%(2)	1.22%(2)	1.11%(2)	1.07%(2)
Ratio of Net Expenses to Average Net Assets(1)	1.04%(2)	1.13%(2)	1.22%(2)	1.11%(2)	1.07%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.36)%	(0.50)%	(0.56)%	(0.23)%(3)	0.39%
Portfolio Turnover Rate	83%	79%	101%	92%	67%

*	See Note 5 in Notes to Financial Statements.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.77% and 0.77%, respectively, in 2011, 0.76% and 0.76%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009, 0.85% and 0.85%, respectively, in 2008, 0.82% and 0.82%, respectively, in 2007 for Institutional Shares and 1.01% and 1.01%, respectively, in 2011, 1.02% and 1.02%, respectively, in 2010, 1.18% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Institutional Shares and 0.02% for Service Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

16 | DECEMBER 31, 2011

Service II Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$5.79	$4.65	$2.96	$5.28	$4.35
Income from Investment Operations:
Net investment income/(loss)	.01	(.01)	–	–	.02
Net gain/(loss) on investments (both realized and unrealized)	(.53)	1.15	1.69	(2.32)	.93
Total from Investment Operations	(.52)	1.14	1.69	(2.32)	.95
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.02)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	.01	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other:	.01	–	–	–	(.02)
Net Asset Value, End of Period	$5.28	$5.79	$4.65	$2.96	$5.28
Total Return	(8.81)%	24.52%	57.09%	(43.89)%	21.75%
Net Assets, End of Period (in thousands)	$25,847	$30,755	$18,971	$11,844	$26,188
Average Net Assets for the Period (in thousands)	$31,926	$20,569	$16,142	$19,274	$25,482
Ratio of Gross Expenses to Average Net Assets(2)	1.04%(3)	1.11%(3)	1.20%(3)	1.11%(3)	1.07%(3)
Ratio of Net Expenses to Average Net Assets(2)	1.04%(3)	1.11%(3)	1.20%(3)	1.11%(3)	1.07%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.36)%	(0.47)%	(0.54)%	(0.24)%(4)	0.39%
Portfolio Turnover Rate	83%	79%	101%	92%	67%

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption fees aggregated less than $.01 on a per share basis.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.01% and 1.01%, respectively, in 2011, 0.99% and 0.99%, respectively, in 2010, 1.17% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Schedule of Investments

Lipper Variable Annuity Science & Technology Funds	Funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

°° Schedule of Fair Valued Securities (as of December 31, 2011)

		Value as a
	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Workday, Inc. – Private Placement	$338,660	0.3%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Technology Portfolio
Workday, Inc. – Private Placement	10/13/11	$338,660	$338,660	0.3%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2011. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
E-Commerce/Services	$417,126	$527,061	$–
Electronic Components – Semiconductors	5,406,268	589,151	–
Internet Content – Entertainment	508,328	591,668	–
Media	–	–	338,660
All Other	94,153,686	–	–

Money Market	–	217,000	–

Total Investments in Securities	$100,485,408	$1,924,880	$338,660

Investments in Securities Sold Short:
Computer Services	$(565,306)	$(246,700)	$–
All Other	(1,952,678)	–	–

Total Investments in Securities Sold Short	$(2,517,984)	$(246,700)	$–

18 | DECEMBER 31, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Other Financial Instruments(a):	$–	$(2,233)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the period ended December 31, 2011)

			Change in			Transfers
	Balance as of		Unrealized			In and/or
	December	Realized	Appreciation/			Out of	Balance as of
	31, 2010	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	December 31, 2011

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
Media	$–	$–	$–	$338,660	$–	$–	$338,660

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$27,525,143

Janus Aspen Series | 19

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

20 | DECEMBER 31, 2011

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s

22 | DECEMBER 31, 2011

disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will

Janus Aspen Series | 23

Notes to Financial Statements (continued)

generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on

24 | DECEMBER 31, 2011

securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2010	–	$–
Options written	7,372	432,070
Options closed	(3,417)	(297,450)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2011	3,955	$134,620

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2010	–	$–
Options written	2,649	259,263
Options closed	(1,944)	(228,948)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2011	705	$30,315

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Outstanding swap contracts at value	$27,857	Options written, at value	$22,507
Foreign Exchange Contracts	Forward currency contracts	9,216	Forward currency contracts	16,799

Total		$37,073		$39,306

Janus Aspen Series | 25

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$(37,250)	$(224,985)	$–	$(262,235)

Foreign Exchange Contracts	–	–	–	(415,816)	(415,816)

Total	$–	$(37,250)	$(224,985)	$(415,816)	$(678,051)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$27,857	$389,326	$–	$417,183

Foreign Exchange Contracts	–	–	–	113,897	113,897

Total	$–	$27,857	$389,326	$113,897	$531,080

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the fiscal year.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes,

26 | DECEMBER 31, 2011

wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the fiscal year ended December 31, 2011.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no

28 | DECEMBER 31, 2011

assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. As of December 31, 2011, Janus Aspen Global Technology Portfolio had deposits with brokers of $3,357,481. The deposits represent restricted cash held as collateral in relation to short sales.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Portfolio	Expense Limit (%)

Janus Aspen Global Technology Portfolio	0.95

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their

Janus Aspen Series | 29

Notes to Financial Statements (continued)

designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2011.

For the fiscal year ended December 31, 2011, Janus Capital assumed $52,639 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the fiscal year ended December 31, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the fiscal year ended December 31, 2011 were $33,860 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	$59,638,576	$(68,171,746)	$5,680	$217,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract

30 | DECEMBER 31, 2011

adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Late-Year	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Loss	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Aspen Global Technology Portfolio	$–	$–	$(8,024,913)	$(759,747)	$139,883	$3,881,077

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2011

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Global Technology Portfolio	$(8,024,913)	$(8,024,913)

During the fiscal year ended December 31, 2011, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Technology Portfolio	$17,448,946

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Technology Portfolio	$99,460,668	$10,929,466	$(7,641,186)

Information on the tax components of securities sold short as of December 31, 2011 is as follows:

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	(Appreciation)	Depreciation

Janus Aspen Global Technology Portfolio	$(3,357,481)	$(55,258)	$648,055

Janus Aspen Series | 31

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(544,760)

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(377,286)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31, 2011

Janus Aspen Global
Technology Portfolio

Institutional Shares
2011	0.80%
2010	0.87%
2009	0.95%
2008	0.85%
2007	0.82%

Service Shares
2011	1.04%
2010	1.13%
2009	1.22%
2008	1.11%
2007	1.07%

Service II Shares
2011	1.04%
2010	1.11%
2009	1.20%
2008	1.11%
2007	1.07%

32 | DECEMBER 31, 2011

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	473	512
Reinvested dividends and distributions	–	–
Shares repurchased	(496)	(283)
Net Increase/(Decrease) in Portfolio Shares	(23)	229
Shares Outstanding, Beginning of Period	869	640
Shares Outstanding, End of Period	846	869
Transactions in Portfolio Shares – Service Shares
Shares sold	1,523	3,111
Reinvested dividends and distributions	–	–
Shares repurchased	(7,261)	(5,043)
Net Increase/(Decrease) in Portfolio Shares	(5,738)	(1,932)
Shares Outstanding, Beginning of Period	19,914	21,846
Shares Outstanding, End of Period	14,176	19,914
Transactions in Portfolio Shares – Service II Shares
Shares sold	3,403	2,712
Reinvested dividends and distributions	–	–
Shares repurchased	(3,826)	(1,479)
Net Increase/(Decrease) in Portfolio Shares	(423)	1,233
Shares Outstanding, Beginning of Period	5,315	4,082
Shares Outstanding, End of Period	4,892	5,315

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$105,344,318	$120,311,761	$–	$–

9.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

34 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of various Portfolios was good to very good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for almost all of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

36 | DECEMBER 31, 2011

mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by almost all of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2010. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared

38 | DECEMBER 31, 2011

but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40 | DECEMBER 31, 2011

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

42 | DECEMBER 31, 2011

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Aspen Global Technology Portfolio	5/11-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-126	109-02-81119 02-12

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Janus Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

Portfolio Snapshot
We believe the market often under-values predictable growth companies due to misunderstandings around the value of long-duration growth, company’s life cycle transition or management quality and incentives. We believe buying undervalued companies with strong competitive positions and predictable cash flows should allow us to outperform the benchmark and peers over time with lower volatility. We perform in-depth research and focus on a company’s long-term strategy, with a view formed independent of conversations with management, to identify predictable growth companies in attractive industries with reasonable valuations.
Jonathan Coleman lead co-portfolio manager	Barney Wilson co-portfolio manager

Performance Review

For the 12-month period ended December 31, 2011, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned -5.30% and -5.54%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 2.64%. Its secondary benchmark, the S&P 500 Index, returned 2.11% and its supplemental benchmark, the Core Growth Index, an equally weighted combination of the S&P 500 Index and Russell 1000 Growth Index, returned 2.38%.

Investment Environment

Trading was volatile and correlations remained elevated as global macro risks continued to dominate market sentiment. Europe’s debt problems stayed at the forefront as politicians failed to come up with a long-term solution that could contain the crisis. Leading economic indicators showed signs of improvement in the U.S. and the unemployment rate ticked down, relieving concerns of a double-dip recession. Housing starts, consumer spending and confidence also rose, helping to drive stocks higher late in the period.

Performance Discussion

It was a frustrating environment for stock pickers as correlations remained high and markets continued to trade in “risk on, risk off” patterns, taking cues from headlines around the debt crisis in Europe and fiscal situation in the U.S. We believe these macro issues had minimal (if any) impact on the fundamentals of companies in the Portfolio, however. Businesses we invest in have generally reported strong results and continue to have exciting, long-duration opportunities for growth. Over a full market cycle, we think these companies will be rewarded with higher multiples and prices.

In constructing the Portfolio, we have sought to identify a core group of companies with wide competitive barriers to entry, strong management teams and multi-year growth potential. These businesses tend to generate cash from operations that exceeds their capital expenditures, providing cash flows that can be returned to shareholders or used for acquisitions or reinvestment in the business. Many of these businesses also have higher expected growth rates and as we transitioned much of the Portfolio into these stocks, we feel the overall growth profile of the Portfolio improved.

To a lesser degree in the Portfolio, we have attempted to identify “positive change” stocks – companies going through a transition that we think will be successful. We bought shares in a department store chain, JC Penney, for example, because we have confidence that the new management team is in the early stages of a dramatic turnaround in the retailer’s positioning and relevance to consumers. Another recent addition is a technology company, Autodesk, that makes 3D design software for industrial uses. While the stock price fell in 2011, the company has a good track record and is entering a large new market in product life cycle management. We also think this type of software is becoming more widely adopted, representing a structural change in the industry that should benefit the company.

Our technology holdings detracted from relative results, primarily due to weakness in three enterprise technology stocks, Cisco Systems, EMC and Oracle. Networking giant Cisco has reported disappointing gross margins, raising concerns over competition the company is facing. We sold the position. EMC declined on concerns of a slowdown in enterprise technology spending. Long term, we think the storage company’s product portfolio in hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise

2 | DECEMBER 31, 2011

(unaudited)

information technology. Oracle fell after the company reported earnings and software licensing revenue below expectations for its fiscal second quarter and issued a cautious outlook. The business is still growing and taking share, however, and we like its high returns on capital and recurring revenues. While the quarter came in slightly below expectations, it did not alter our multi-year view. We added to our position late in the period on weakness in the stock price.

Our holdings in financials declined on an absolute basis and detracted from relative results. The largest detractor in the sector was Morgan Stanley, which fell amid worries of balance sheet risk and exposure to Europe. While we see improvements and growth potential in its wealth management business, the company’s investment banking business remains susceptible to regulatory and capital market headwinds. We sold the position to redeploy capital into opportunities that we felt offered more attractive risk/reward. Another weak performer was a U.S. brokerage firm, Charles Schwab. The company continues to grow its customer base and assets, but needs to find a way to earn more on its customers’ huge cash balances if interest rates remain low for an extended period. Overall, we reduced our exposure to financials during the period and have concentrated on banking and insurance companies with exposure to growing end markets in Asia. We also maintained holdings in a U.S. asset manager, T. Rowe Price, with a solid management team that has continued to create value.

In energy – a sector that detracted from performance – we are focusing on oil-field services and equipment companies. Much of the world’s easy-to-extract oil has been found and companies are now tapping deep-sea wells and on-shore, horizontal shale formations for new production. We think this is resulting in greater usage of services and equipment, creating a long-term opportunity for companies with exposure to these trends. We are also investing in exploration and production businesses that are disciplined capital allocators and are likely to benefit from firm crude prices and tight supplies, which we believe is a long term, structural shift in the market.

Contributing to relative results were our selections in industrials. We have generally focused on business models with long-term competitive advantages and less cyclical characteristics. Our top holding in the sector, for example, is Precision Castparts, a company that makes castings and other complex metal products for the aerospace industry. Its highly specialized product gives it a wide competitive moat, in our view. We also believe the company’s opportunities in aerostructures (components, doors and flight-control assemblies) and recent entry into oil and gas are underestimated by the market.

Detractors

Shares of network equipment provider Cisco Systems dropped significantly after the company gave lower-than-expected guidance. The company cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. We sold the position.

EMC fell. The storage company’s product portfolio in hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise information technology.

Oracle declined after issuing fiscal second quarter results and guidance below expectations. We like the enterprise software company long term for its recurring maintenance contracts, historically dominant market share and pricing power. Its generally stable cash flows are appealing to us as well.

Contributors

Apple was the top contributor during the period. We continue to hold Apple because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments.

Philip Morris International performed well. We like the tobacco company for its pure international exposure, stable markets, minimal litigation risk and ability to implement price increases. Its cash generative business has historically led to high dividend payouts and share repurchases.

CBS was a top performer. The mass media company continues to benefit from the ongoing improvement in advertising and its ownership of the top-rated network. We like the company’s role as a provider of content, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by re-transmitting its network to cable and satellite providers.

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the Portfolio. We

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

sometimes sell calls on portions of existing long holdings. We do this at stock prices at which we’d be willing to trim the securities. The option trades are initiated to generate income based on fundamental research and our view of volatility. We also sell puts on stocks that we would like to own at prices lower than today’s levels. During the period, our aggregate derivative positions detracted slightly from relative results. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

The last 12 months have been tumultuous and we expect volatility to remain elevated in 2012. Markets may continue to trade on headlines related to Europe’s debt crisis, the U.S. fiscal situation or other macro issues, and we are likely to see some periods of extreme risk aversion, as we did in 2011.

While macro issues may pressure the markets, they do not heavily influence our outlook or security selection. Much more important to us is identifying companies with long-duration growth drivers, quality management teams and competitive advantages that can help them grow margins and gain market share. While the markets may be volatile, we continue to identify companies with strong businesses and valuations that are likely to provide attractive total returns on a multi-year basis.

We also think this is an opportune time to own large cap equities. The spread between the earnings yields of stocks and the yields of Treasuries is historically wide, offering greater potential for total returns in equities on a multi-year basis. With the risk of inflation eroding one’s principal in bonds, we think the odds are stacked in favor of equities, especially if they have growing free cash flows. We have constructed the Portfolio with strong cash flow producing, long-duration growth companies and are excited about their prospects as we head into a new year.

Thank you for your investment in Janus Aspen Janus Portfolio.

4 | DECEMBER 31, 2011

(unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.03%
CBS Corp. – Class B	0.53%
Philip Morris International, Inc.	0.52%
Limited Brands, Inc.	0.47%
International Business Machines Corp.	0.46%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.65%
EMC Corp.	–0.61%
Oracle Corp.	–0.60%
Morgan Stanley	–0.58%
Baker Hughes, Inc.	–0.51%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Industrials	0.39%	9.18%	12.98%
Other**	0.22%	0.67%	0.00%
Utilities	–0.01%	0.00%	0.08%
Consumer Discretionary	–0.12%	13.00%	14.36%
Materials	–0.28%	4.43%	5.33%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	–1.94%	5.76%	4.29%
Energy	–1.75%	12.88%	11.30%
Consumer Staples	–0.88%	8.21%	11.00%
Health Care	–0.36%	15.31%	10.29%
Telecommunication Services	–0.31%	2.22%	1.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Apple, Inc. Computers	7.0%
eBay, Inc. E-Commerce/Products	3.4%
Celgene Corp. Medical – Biomedical and Genetic	3.4%
Oracle Corp. Enterprise Software/Services	3.2%
Precision Castparts Corp. Metal Processors and Fabricators	2.4%

19.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 1.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of December 31, 2010

6 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the May 1, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	–5.30%	0.51%	1.89%	6.28%	0.70%

Janus Aspen Janus Portfolio – Service Shares	–5.54%	0.27%	1.64%	5.99%	0.92%

Russell 1000® Growth Index	2.64%	2.50%	2.60%	7.04%

S&P 500® Index	2.11%	–0.25%	2.92%	7.67%

Core Growth Index	2.38%	1.13%	2.78%	7.40%

Lipper Quartile – Institutional Shares	4th	3rd	3rd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	198/243	121/198	77/133	16/26

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Janus Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, Barney Wilson is co-portfolio manager of Janus Aspen Janus Portfolio.

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$908.10	$2.55

Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$907.00	$3.75

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

†	Expenses are equal to the annualized expense ratio of 0.53% for Institutional Shares and 0.78% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 | DECEMBER 31, 2011

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2011

Shares		Value

Common Stock – 95.8%
Apparel Manufacturers – 0.8%
937,100	Prada SpA*,**	$4,241,282
Applications Software – 1.6%
337,015	Microsoft Corp.	8,748,909
Athletic Footwear – 1.2%
63,345	NIKE, Inc. – Class B	6,104,558
Beverages – Wine and Spirits – 1.2%
68,404	Pernod-Ricard S.A.**	6,343,441
Brewery – 3.1%
161,682	Anheuser-Busch InBev N.V.**	9,897,723
180,554	SABMiller PLC**	6,354,041
		16,251,764
Cable/Satellite Television – 0.9%
79,145	Time Warner Cable, Inc. – Class A	5,031,248
Commercial Banks – 0.7%
161,072	Standard Chartered PLC**	3,523,856
Commercial Services – Finance – 0.5%
7,240	MasterCard, Inc. – Class A	2,699,217
Computer Aided Design – 0.8%
13,292	ANSYS, Inc.*	761,366
117,240	Autodesk, Inc.*	3,555,889
		4,317,255
Computers – 7.0%
91,755	Apple, Inc.*,**	37,160,775
Computers – Integrated Systems – 0.7%
78,925	Teradata Corp.*	3,828,652
Computers – Memory Devices – 2.3%
559,575	EMC Corp.*	12,053,245
Consulting Services – 0.7%
88,835	Verisk Analytics, Inc.*	3,564,949
Containers – Metal and Glass – 1.6%
236,945	Ball Corp.	8,461,306
Cosmetics and Toiletries – 1.6%
91,450	Colgate-Palmolive Co.	8,449,066
Dialysis Centers – 0.2%
16,845	DaVita, Inc.*	1,277,019
Distribution/Wholesale – 0.6%
75,278	Fastenal Co.	3,282,874
Diversified Operations – 2.1%
114,485	Danaher Corp.	5,385,374
121,715	Tyco International, Ltd. (U.S. Shares)	5,685,308
		11,070,682
E-Commerce/Products – 4.5%
35,055	Amazon.com, Inc.*	6,068,021
594,150	eBay, Inc.*	18,020,569
		24,088,590
Electronic Components – Miscellaneous – 1.7%
291,810	TE Connectivity, Ltd. (U.S. Shares)	8,990,666
Electronic Components – Semiconductors – 1.2%
856,194	ON Semiconductor Corp.*	6,609,818
Electronic Connectors – 1.3%
154,765	Amphenol Corp. – Class A	7,024,783
Enterprise Software/Services – 3.2%
667,225	Oracle Corp.	17,114,321
Finance – Investment Bankers/Brokers – 0.3%
146,720	Charles Schwab Corp.	1,652,067
Food – Miscellaneous/Diversified – 1.4%
219,986	Unilever N.V.**	7,564,029
Industrial Automation and Robotics – 1.4%
48,900	Fanuc Corp.	7,485,926
Industrial Gases – 1.7%
83,310	Praxair, Inc.	8,905,839
Instruments – Controls – 1.8%
356,732	Sensata Technologies Holding N.V.*,**	9,374,917
Internet Content – Entertainment – 0.2%
101,535	Zynga, Inc.*	955,444
Investment Management and Advisory Services – 1.2%
115,290	T. Rowe Price Group, Inc.	6,565,766
Life and Health Insurance – 1.0%
556,404	Prudential PLC**	5,516,178
Medical – Biomedical and Genetic – 4.2%
265,741	Celgene Corp.*	17,964,092
126,919	Vertex Pharmaceuticals, Inc.*	4,214,980
		22,179,072
Medical – Drugs – 1.9%
129,785	Endo Pharmaceuticals Holdings, Inc.*	4,481,476
124,654	Valeant Pharmaceuticals International, Inc.	5,820,095
		10,301,571
Medical – Generic Drugs – 2.2%
310,770	Mylan, Inc.*	6,669,124
49,660	Perrigo Co.	4,831,918
		11,501,042
Medical – Wholesale Drug Distributors – 0.9%
121,255	AmerisourceBergen Corp.	4,509,473
Medical Products – 2.2%
220,260	Covidien PLC (U.S. Shares)**	9,913,903
30,095	Varian Medical Systems, Inc.*	2,020,277
		11,934,180
Metal Processors and Fabricators – 2.4%
75,870	Precision Castparts Corp.	12,502,617
Multimedia – 1.3%
189,285	Walt Disney Co.	7,098,188
Oil – Field Services – 2.3%
101,450	Baker Hughes, Inc.	4,934,528
86,965	Halliburton Co.	3,001,162
66,115	Schlumberger, Ltd. (U.S. Shares)	4,516,316
		12,452,006
Oil and Gas Drilling – 0.8%
74,920	Helmerich & Payne, Inc.	4,372,331
Oil Companies – Exploration and Production – 5.0%
53,885	Apache Corp.	4,880,903
107,085	Canadian Natural Resources, Ltd.	4,001,767
80,700	EOG Resources, Inc.	7,949,757
74,750	Occidental Petroleum Corp.	7,004,075
375,500	OGX Petroleo e Gas Participacoes S.A.*	2,742,993
		26,579,495

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2011

Shares		Value

Oil Companies – Integrated – 0.4%
82,005	Petroleo Brasileiro S.A. (ADR)	$2,037,824
Oil Field Machinery and Equipment – 1.7%
128,577	Dresser-Rand Group, Inc.*	6,417,278
41,905	National Oilwell Varco, Inc.	2,849,121
		9,266,399
Pharmacy Services – 1.2%
141,885	Express Scripts, Inc. – Class A*	6,340,841
Pipelines – 2.1%
245,620	Enterprise Products Partners L.P.	11,391,856
Retail – Apparel and Shoe – 2.3%
308,215	Limited Brands, Inc.	12,436,475
Retail – Discount – 1.7%
109,160	Costco Wholesale Corp.	9,095,211
Retail – Jewelry – 0.8%
84,955	Compagnie Financiere Richemont S.A.	4,298,415
Retail – Major Department Stores – 2.8%
86,875	JC Penney Co., Inc.	3,053,656
236,225	Nordstrom, Inc.	11,742,745
		14,796,401
Retail – Restaurants – 0.8%
41,860	McDonald’s Corp.	4,199,814
Semiconductor Components/Integrated Circuits – 1.7%
454,013	Atmel Corp.*	3,677,505
2,083,942	Taiwan Semiconductor Manufacturing Co., Ltd.	5,218,806
		8,896,311
Soap and Cleaning Preparations – 0.5%
55,345	Reckitt Benckiser Group PLC**	2,732,704
Telecommunication Equipment – 0%
289	Nortel Networks Corp. (U.S. Shares)*	5
Telecommunication Services – 1.1%
212,125	Amdocs, Ltd. (U.S. Shares)*,**	6,051,926
Television – 1.2%
226,905	CBS Corp. – Class B	6,158,202
Tobacco – 1.1%
72,225	Philip Morris International, Inc.	5,668,218
Toys – 0.6%
106,356	Mattel, Inc.	2,952,443
Transportation – Railroad – 0.2%
10,610	Union Pacific Corp.	1,124,023
Transportation – Services – 2.5%
125,765	C.H. Robinson Worldwide, Inc.	8,775,882
103,700	Expeditors International of Washington, Inc.	4,247,552
		13,023,434
Wireless Equipment – 1.4%
161,435	Crown Castle International Corp.*	7,232,288

Total Common Stock (cost $445,446,305)		509,391,207

Money Market – 3.9%
20,499,925	Janus Cash Liquidity Fund LLC, 0% (cost $20,499,925)	20,499,925

Total Investments (total cost $465,946,230) – 99.7%		529,891,132

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		1,766,591

Net Assets – 100%		$531,657,723

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$9,897,723	1.9%
Brazil	4,780,817	0.9%
Canada	9,821,867	1.9%
Curacao	4,516,316	0.8%
France	6,343,441	1.2%
Guernsey	6,051,926	1.1%
Ireland	9,913,903	1.9%
Italy	4,241,282	0.8%
Japan	7,485,926	1.4%
Netherlands	16,938,946	3.2%
Switzerland	18,974,389	3.6%
Taiwan	5,218,806	1.0%
United Kingdom	18,126,779	3.4%
United States††	407,579,011	76.9%

Total	$529,891,132	100.0%

††	Includes Cash Equivalents (73.0% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
British Pound 1/19/12	3,080,000	$4,776,327	$49,971
Euro 1/19/12	2,200,000	2,847,288	126,298

		7,623,615	176,269

HSBC Securities (USA), Inc.:
British Pound 2/2/12	2,225,000	3,453,682	3,444
Euro 2/2/12	4,700,000	6,083,434	53,189

		9,537,116	56,633

JPMorgan Chase & Co.:
British Pound 1/12/12	1,410,000	2,189,117	11,005
Euro 1/12/12	3,425,000	4,432,509	148,173

		6,621,626	159,178

RBC Capital Markets Corp.:
British Pound 1/5/12	2,000,000	3,105,364	82,956
Euro 1/5/12	3,390,000	4,387,015	242,132

		7,492,379	325,088

Total		$31,274,736	$717,168

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2011

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2011	Janus
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$465,946
Unaffiliated investments at value	$509,391
Affiliated investments at value	20,500
Cash	822
Receivables:
Investments sold	994
Portfolio shares sold	20
Dividends	327
Foreign dividend tax reclaim	34
Non-interested Trustees’ deferred compensation	16
Other assets	14
Forward currency contracts	717
Total Assets	532,835
Liabilities:
Payables:
Investments purchased	82
Portfolio shares repurchased	651
Dividends	–
Advisory fees	215
Fund administration fees	5
Distribution fees and shareholder servicing fees	38
Non-interested Trustees’ fees and expenses	10
Non-interested Trustees’ deferred compensation fees	16
Accrued expenses and other payables	160
Total Liabilities	1,177
Net Assets	$531,658
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$623,572
Undistributed net investment income*	1,651
Undistributed net realized loss from investment and foreign currency transactions*	(158,224)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	64,659
Total Net Assets	$531,658
Net Assets - Institutional Shares	$352,646
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,442
Net Asset Value Per Shares	$22.84
Net Assets - Service Shares	$179,012
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,922
Net Asset Value Per Share	$22.60

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2011	Janus
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$1
Dividends	8,875
Dividends from affiliates	15
Foreign tax withheld	(198)
Total Investment Income	8,693
Expenses:
Advisory fees	3,428
Shareholder reports expense	121
Transfer agent fees and expenses	1
Registration fees	17
Custodian fees	27
Professional fees	62
Non-interested Trustees’ fees and expenses	14
Fund administration fees	28
Distribution fees and shareholder servicing fees - Service Shares	538
Other expenses	62
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	4,298
Expense and Fee Offset	–
Net Expenses	4,298
Net Investment Income	4,395
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	80,451
Net realized loss from swap contracts	(181)
Net realized gain from written options contracts	319
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(115,859)
Change in unrealized net appreciation/(depreciation) of swap contracts	(326)
Change in unrealized net appreciation/(depreciation) of written option contracts	(135)
Net Loss on Investments	(35,731)
Net Decrease in Net Assets Resulting from Operations	$(31,336)

See Notes to Financial Statements.

12 | DECEMBER 31, 2011

Statements of Changes in Net Assets

	Janus Aspen
	Janus
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$4,395	$6,244
Net realized gain from investment and foreign currency transactions(1)	80,589	324,394
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(116,320)	(267,824)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(31,336)	62,814
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(2,290)	(4,351)
Service Shares	(943)	(855)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(3,233)	(5,206)
Capital Share Transactions:
Shares Sold
Institutional Shares	13,914	16,839
Service Shares	13,008	97,297
Reinvested Dividends and Distributions
Institutional Shares	2,290	4,351
Service Shares	943	855
Shares Repurchased
Institutional Shares	(65,293)	(88,860)
Service Shares	(64,807)	(1,910,734)
Net Decrease from Capital Share Transactions	(99,945)	(1,880,252)
Net Decrease in Net Assets	(134,514)	(1,822,644)
Net Assets:
Beginning of period	666,172	2,488,816
End of period	$531,658	$666,172

Undistributed Net Investment Income*	$1,651	$968

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$24.26	$21.43	$15.81	$26.43	$23.12
Income from Investment Operations:
Net investment income	.20	.16	.12	.22	.24
Net gain/(loss) on investments (both realized and unrealized)	(1.48)	2.91	5.60	(10.68)	3.25
Total from Investment Operations	(1.28)	3.07	5.72	(10.46)	3.49
Less Distributions:
Dividends (from net investment income)*	(.14)	(.24)	(.10)	(.16)	(.18)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.14)	(.24)	(.10)	(.16)	(.18)
Net Asset Value, End of Period	$22.84	$24.26	$21.43	$15.81	$26.43
Total Return	(5.30)%	14.52%	36.26%	(39.70)%	15.14%
Net Assets, End of Period (in thousands)	$352,646	$424,037	$441,921	$353,051	$677,593
Average Net Assets for the Period (in thousands)	$393,230	$409,886	$380,924	$525,042	$686,441
Ratio of Gross Expenses to Average Net Assets	0.62%	0.70%(1)	0.68%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets	0.62%	0.70%(1)	0.68%	0.66%	0.66%
Ratio of Net Investment Income to Average Net Assets	0.81%	0.60%	0.59%	0.87%	0.89%
Portfolio Turnover Rate	90%	43%	56%	69%	78%

Service Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$24.03	$21.11	$15.59	$26.08	$22.84
Income from Investment Operations:
Net investment income	.09	.03	.07	.14	.32
Net gain/(loss) on investments (both realized and unrealized)	(1.41)	2.97	5.52	(10.50)	3.07
Total from Investment Operations	(1.32)	3.00	5.59	(10.36)	3.39
Less Distributions:
Dividends (from net investment income)*	(.11)	(.08)	(.07)	(.13)	(.15)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.11)	(.08)	(.07)	(.13)	(.15)
Net Asset Value, End of Period	$22.60	$24.03	$21.11	$15.59	$26.08
Total Return	(5.54)%	14.26%	35.93%	(39.85)%	14.84%
Net Assets, End of Period (in thousands)	$179,012	$242,135	$2,046,895	$1,152,236	$1,211,381
Average Net Assets for the Period (in thousands)	$216,273	$962,905	$1,528,802	$1,251,357	$569,659
Ratio of Gross Expenses to Average Net Assets	0.87%	0.92%(1)	0.92%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets	0.87%	0.92%(1)	0.92%	0.91%	0.91%
Ratio of Net Investment Income to Average Net Assets	0.56%	0.39%	0.32%	0.61%	0.58%
Portfolio Turnover Rate	90%	43%	56%	69%	78%

*	See Note 5 in Notes to Financial Statements.
(1)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.70% and 0.70%, respectively, in 2010 for Institutional Shares and 0.92% and 0.92%, respectively, in 2010 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

14 | DECEMBER 31, 2011

Notes to Schedule of Investments

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio
Common Stock
Oil Companies – Integrated	$–	$2,037,824	$–
All Other	507,353,383	–	–

Money Market	–	20,499,925	–

Total Investments in Securities	$507,353,383	$22,537,749	$–

Other Financial Instruments(a):	$–	$717,168	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$91,764,002

Janus Aspen Series | 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

16 | DECEMBER 31, 2011

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and

Janus Aspen Series | 17

Notes to Financial Statements (continued)

repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are

18 | DECEMBER 31, 2011

summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make

20 | DECEMBER 31, 2011

delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2010	6,505	$585,842
Options written	1,522	237,371
Options closed	(6,946)	(591,572)
Options expired	(392)	(84,536)
Options exercised	(689)	(147,105)

Options outstanding at December 31, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2010	5,005	$1,190,913
Options written	1,000	162,000
Options closed	(5,860)	(1,289,879)
Options expired	(145)	(63,034)
Options exercised	–	–

Options outstanding at December 31, 2011	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a

Janus Aspen Series | 21

Notes to Financial Statements (continued)

notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$717,168

Total		$717,168

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$(180,849)	$(130,775)	$–	$(311,624)

Foreign Exchange Contracts	–	–	–	(87,391)	(87,391)

Total	$–	$(180,849)	$(130,775)	$(87,391)	$(399,015)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$(326,427)	$(152,711)	$–	$(479,138)

Foreign Exchange Contracts	–	–	–	450,816	450,816

Total	$–	$(326,427)	$(152,711)	$450,816	$(28,322)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the fiscal year.

3.	Other Investments and Strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial

22 | DECEMBER 31, 2011

institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the fiscal year ended December 31, 2011.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a

24 | DECEMBER 31, 2011

specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Janus Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

Only the base fee rate applied until July 2011 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began July 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or

Janus Aspen Series | 25

Notes to Financial Statements (continued)

negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2011, the Portfolio recorded a Performance Adjustment of $(472,854).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the

26 | DECEMBER 31, 2011

Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2011.

For the fiscal year ended December 31, 2011, Janus Capital assumed $52,639 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the fiscal year ended December 31, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	$204,806,222	$(189,863,230)	$15,354	$20,499,925

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

	Undistributed	Undistributed		Late-Year	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Loss	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Aspen Janus Portfolio(1)	$1,670,808	$9,516,485	$(158,757,732)	$(6,854,709)	$(18,986)	$62,529,602

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2011

		Accumulated
Portfolio	December 31, 2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(158,757,732)	$(158,757,732)

(1)	Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2011, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Janus Portfolio	$67,320,307

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Janus Portfolio	$467,361,530	$85,385,836	$(22,856,234)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$3,232,215	$–	$–	$–

28 | DECEMBER 31, 2011

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$5,206,471	$–	$–	$–

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Janus Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	573	744
Reinvested dividends and distributions	94	208
Shares repurchased	(2,702)	(4,098)
Net Increase/(Decrease) in Portfolio Shares	(2,035)	(3,146)
Shares Outstanding, Beginning of Period	17,477	20,623
Shares Outstanding, End of Period	15,442	17,477
Transactions in Portfolio Shares – Service Shares
Shares sold	544	4,545
Reinvested dividends and distributions	39	39
Shares repurchased	(2,736)	(91,484)
Net Increase/(Decrease) in Portfolio Shares	(2,153)	(86,900)
Shares Outstanding, Beginning of Period	10,075	96,975
Shares Outstanding, End of Period	7,922	10,075

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$539,198,738	$654,396,683	$–	$–

8.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

Janus Aspen Series | 29

Notes to Financial Statements (continued)

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30 | DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Janus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Janus Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

Janus Aspen Series | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

32 | DECEMBER 31, 2011

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of various Portfolios was good to very good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for almost all of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by almost all of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

34 | DECEMBER 31, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios

36 | DECEMBER 31, 2011

reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2011:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Janus Portfolio	100%

38 | DECEMBER 31, 2011

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Aspen Series | 39

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

40 | DECEMBER 31, 2011

Officers

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts.

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	5/11-Present	Vice President and Assistant Director of Equity Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2004-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-126	109-02-81111 02-12

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Moderate Allocation Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Moderate Allocation Portfolio (unaudited)

Portfolio Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Since inception on August 31, 2011 through December 31, 2011, Janus Aspen Moderate Allocation Portfolio’s Institutional Shares and Service Shares returned -0.38% and -0.38%, respectively, compared with a 0.86% return by the Moderate Allocation Index. The index is an internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (18%) and the MSCI Emerging Markets Index (2%). The Portfolio’s primary benchmark, the S&P 500 Index, returned 3.96% during the period.

Economic Overview

Equities touched their lows in September on the increasing probability of a Greece default and investor disquiet over the U.S. Federal Reserve’s (the “Fed”) downbeat economic outlook. Stocks later rebounded on hopes European leaders were taking steps to resolve the region’s debt crisis. Improving economic data in the U.S. also boosted sentiment. Following a period of spiking European government bond yields, particularly in Italy and Spain, and changes in governments in Greece, Italy and Spain, central banks announced a coordinated plan to make dollar funding cheaper for European banks. China also announced the reserve requirement ratio for its banks would be lowered in an effort to boost liquidity after having raised the ratio six times during the year. Later in the period, German and French officials announced plans for a new euro-zone fiscal program to combat the debt crisis. Meanwhile, in the U.S., employment, manufacturing and housing data showed improvement. The U.S. Federal Reserve’s assessment of the economy was guardedly more upbeat, but it was still marked by “significant downside risks.”

Fixed income markets remained volatile throughout the period, as pressure to resolve the European debt crisis ratcheted higher and U.S. politicians continued to demonstrate near paralysis over U.S. fiscal policy. Meanwhile, data continued to reflect a strengthening U.S. economy, with signs of increased hiring and rising consumer confidence. Long maturity Treasuries led aggregate fixed income indices higher during the period, as the 30-year Treasury Bond yield dipped from 3.60% to 2.89%. Corporate investment grade bond spreads widened moderately, while high-yield spreads slightly tightened.

Portfolio Overview

The Portfolio underperformed the Moderate Allocation Index due to its non-U.S. equity allocation. International lagged domestic stocks during the period as a consequence of ongoing worries over Europe and an expected slowdown in global growth. Our fixed income allocation helped insulate the Portfolio’s performance during the sell-off in September, but it wasn’t enough to offset our international equity exposure. Individually, Janus Aspen Overseas Portfolio was the largest absolute detractor followed by Janus International Equity Fund and INTECH International Fund, reflecting their relative aggressiveness with Janus Aspen Overseas Portfolio as the most active. Contributors were led by INTECH U.S. Value Fund, Janus Aspen Flexible Bond Portfolio and INTECH U.S. Growth Fund.

We do not expect to change our international allocation either as a percentage of the Portfolio or to the underlying fund allocations themselves. In terms of our overall allocation to equities, the percent allocated to non-U.S. equity is a strategic decision that is not driven by near-term results or a desire to be tactical. Within our international allocation, we like exposure to a range of options (aggressively active in Janus Aspen Overseas Portfolio, moderately active in Janus International Equity Fund and mathematical in INTECH International Fund).

There were few changes to the Portfolio during the period. Among those was adding to our position in Janus Global Real Estate Fund and lowering our exposure to the Janus Research Fund.

2 | DECEMBER 31, 2011

(unaudited)

Looking ahead, we’re hopeful the easing in the market’s crisis mentality that we have seen recently will continue, which should offer an opportunity for asset diversification to provide investors with strong risk-adjusted performance.

Thank you for investing in Janus Aspen Moderate Allocation Portfolio.

Janus Aspen Series | 3

Janus Aspen Moderate Allocation Portfolio (unaudited)

Janus Aspen Moderate Allocation Portfolio (% of Total Investments)

Janus Aspen Flexible Bond Portfolio – Institutional Shares	34.4%
INTECH U.S. Value Fund(1) – Class I Shares	10.5%
Perkins Large Cap Value Fund – Class I Shares	10.1%
Janus International Equity Fund – Class I Shares	8.5%
INTECH U.S. Growth Fund(2) – Class I Shares	7.1%
Janus Short-Term Bond Fund – Class I Shares	5.0%
INTECH International Fund(3) – Class I Shares	4.7%
Janus Aspen Overseas Portfolio – Institutional Shares	4.6%
Janus Research Fund – Class I Shares	4.6%
Janus Global Real Estate Fund – Class I Shares	2.4%
Janus Triton Fund – Class I Shares	2.1%
Janus Fund – Class I Shares	2.0%
Janus Twenty Fund – Class D Shares	2.0%
Perkins Small Cap Value Fund – Class I Shares	2.0%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Aspen Moderate Allocation Portfolio At A Glance

Asset Allocation – (% of Total Investments)
As of December 31, 2011

4 | DECEMBER 31, 2011

(unaudited)

Performance

Cumulative Total Return – for the periods ended December 31, 2011		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Moderate Allocation Portfolio – Institutional Shares	–0.38%	1.55%	1.12%(a)

Janus Aspen Moderate Allocation Portfolio – Service Shares	–0.38%	1.80%	1.37%(b)

S&P 500® Index	3.96%

Moderate Allocation Index	0.86%

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown reflects estimated annualized expenses that the share classes of the Portfolio expect to incur during their initial fiscal year. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Moderate Allocation Portfolio (unaudited)

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/ janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Portfolio and to the underlying funds held within the Portfolio, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolio among underlying Janus funds. Performance of the Portfolio depends on that of the underlying funds, which are subject to the volatility of the financial markets.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit.

The Portfolio’s performance for very short time periods may not be indicative of future performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Portfolio as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – August 31, 2011

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(8/31/11)	(12/31/11)	(8/31/11 - 12/31/11)†

Actual	$1,000.00	$996.20	$3.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(8/31/11)	(12/31/11)	(8/31/11 - 12/31/11)†

Actual	$1,000.00	$996.20	$3.36*

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

†	Actual Expenses paid reflect only the inception period (August 31, 2011 to December 31, 2011). Therefore actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.00% for Institutional Shares and 1.00% for Service Shares multiplied by the average account value over the period, multiplied by 123/365 (to reflect the period); however, hypothetical expenses are multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period for Service Shares. Without these waivers, the expenses paid during the period would have been $4.20 for Service Shares.

6 | DECEMBER 31, 2011

Janus Aspen Moderate Allocation Portfolio

Schedule of Investments

As of December 31, 2011

Shares		Value

Mutual Funds(1) – 138.7%
Equity Funds – 84.1%
2,468	INTECH International Fund(2) – Class I Shares	$16,242
1,900	INTECH U.S. Growth Fund(3) – Class I Shares	24,701
3,814	INTECH U.S. Value Fund(4) – Class I Shares	36,233
418	Janus Aspen Overseas Portfolio – Institutional Shares	15,965
252	Janus Fund – Class I Shares	6,888
1,021	Janus Global Real Estate Fund – Class I Shares	8,145
3,037	Janus International Equity Fund – Class I Shares	29,335
571	Janus Research Fund – Class I Shares	16,024
439	Janus Triton Fund – Class I Shares	7,176
134	Janus Twenty Fund – Class D Shares	6,833
2,765	Perkins Large Cap Value Fund – Class I Shares	34,780
348	Perkins Small Cap Value Fund – Class I Shares	7,101
		209,423
Fixed Income Funds – 54.6%
9,660	Janus Aspen Flexible Bond Portfolio – Institutional Shares	118,631
5,685	Janus Short-Term Bond Fund – Class I Shares	17,339
		135,970

Total Investments (total cost $352,641) – 138.7%		345,393

Liabilities, net of Cash, Receivables and Other Assets– (38.7)%		(96,392)

Net Assets – 100%		$249,001

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 7

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2011	Moderate
(all numbers in thousands except net asset value per share)	Allocation Portfolio

Assets:
Investments at cost	$353
Affiliated investments at value	$345
Receivables:
Dividends	–
Non-interested Trustees’ deferred compensation	–
Other assets	–
Total Assets	345
Liabilities:
Payables:
Investments purchased	27
Advisory fees	29
Fund administration fees	–
Distribution fees and shareholder servicing fees	–
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Audit fees	31
Accrued expenses and other payables	9
Total Liabilities	96
Net Assets	$249
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$254
Undistributed net investment income*	–
Undistributed net realized gain from investment and foreign currency transactions*	2
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7)
Total Net Assets	$249
Net Assets - Institutional Shares	$125
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13
Net Asset Value Per Shares	$9.79
Net Assets - Service Shares	$124
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13
Net Asset Value Per Share	$9.79

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

8 | DECEMBER 31, 2011

Statement of Operations

Janus Aspen
For the fiscal period ended December 31, 2011	Moderate
(all numbers in thousands)	Allocation Portfolio(1)

Investment Income:
Dividends from affiliates	$5
Total Investment Income	5
Expenses:
Advisory fees	–
Shareholder reports expense	7
Transfer agent fees and expenses	1
Registration fees	13
Professional fees	34
Non-interested Trustees’ fees and expenses	–
Fund administration fees	–
Distribution fees and shareholder servicing fees - Service Shares	–
Other expenses	3
Total Expenses	58
Net Expenses	58
Less: Excess Expense Reimbursement	(57)
Net Expenses after Expense Reimbursement	1
Net Investment Income	4
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions(2)	(1)
Capital gain distributions from Underlying Funds	3
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7)
Net Loss on Investments	(5)
Net Decrease in Net Assets Resulting from Operations	$(1)

(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 9

Statement of Changes in Net Assets

Janus Aspen
Moderate Allocation
For the fiscal period ended December 31	Portfolio
(all numbers in thousands)	2011(1)

Operations:
Net investment income	$4
Net realized gain/(loss) from investment and foreign currency transactions(2)	(1)
Capital gain distribution from Underlying Funds	3
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1)
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(2)
Service Shares	(2)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–
Service Shares	–
Net Decrease from Dividends and Distributions	(4)
Capital Share Transactions:
Shares Sold
Institutional Shares	125
Service Shares	125
Reinvested Dividends and Distributions
Institutional Shares	2
Service Shares	2

Net Increase from Capital Share Transactions	254
Net Increase in Net Assets	249
Net Assets:
Beginning of period	–
End of period	$249

Undistributed Net Investment Income*	$–

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.

See Notes to Financial Statements.

10 | DECEMBER 31, 2011

Financial Highlights

Institutional Shares

Janus Aspen
Moderate Allocation
Portfolio
For a share outstanding during the fiscal period ended December 31	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.17
Net loss on investments (both realized and unrealized)	(.21)
Total from Investment Operations	(.04)
Less Distributions:
Dividends (from net investment income)*	(.17)
Distributions (from capital gains)*	–
Total Distributions	(.17)
Net Asset Value, End of Period	$9.79
Total Return**	(0.38)%
Net Assets, End of Period (in thousands)	$125
Average Net Assets for the Period (in thousands)	$123
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.00%
Ratio of Net Expenses to Average Net Assets***(2)(3)	1.00%
Ratio of Net Investment Income to Average Net Assets***	5.27%
Portfolio Turnover Rate***	22%

Service Shares

Janus Aspen
Moderate Allocation
Portfolio
For a share outstanding during the fiscal period ended December 31	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.17
Net loss on investments (both realized and unrealized)	(.21)
Total from Investment Operations	(.04)
Less Distributions:
Dividends (from net investment income)*	(.17)
Distributions (from capital gains)*	–
Total Distributions	(.17)
Net Asset Value, End of Period	$9.79
Total Return**	(0.38)%
Net Assets, End of Period (in thousands)	$124
Average Net Assets for the Period (in thousands)	$123
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.00%(4)
Ratio of Net Expenses to Average Net Assets***(2)(3)	1.00%(4)
Ratio of Net Investment Income to Average Net Assets***	5.28%
Portfolio Turnover Rate***	22%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 31, 2011 (inception date) through December 31, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Portfolio invests.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.25% and 1.25%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments

Barclays Capital U.S. Aggregate Bond Index	Made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Moderate Allocation Portfolio
Mutual Funds
Equity Funds	$–	$209,423	$–
Fixed-Income Funds	–	135,970	–
Total Investments in Securities	$–	$345,393	$–

12 | DECEMBER 31, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Moderate Allocation Portfolio (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended December 31, 2011. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio in this report is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Underlying Funds
The Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: 55%-65% stocks and 35%-45% bonds and money market instruments for the Portfolio. The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategy of the underlying funds at any time without prior notice to Fund shareholders.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE EQUITY SECURITIES ASSET CATEGORY

INTECH GLOBAL DIVIDEND FUND seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH INTERNATIONAL FUND (formerly named INTECH RISK-MANAGED INTERNATIONAL FUND) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. CORE FUND (formerly named INTECH RISK-MANAGED CORE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. GROWTH FUND (formerly named INTECH RISK-MANAGED GROWTH FUND) seeks long-term growth of capital. The fund invests under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. VALUE FUND (formerly named INTECH RISK-MANAGED VALUE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances,

Janus Aspen Series | 13

Notes to Financial Statements (continued)

at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

JANUS ASIA EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in one or more Asian countries; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, an Asian country. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

JANUS ASPEN BALANCED PORTFOLIO – INSTITUTIONAL SHARES and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. Each fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS ASPEN ENTERPRISE PORTFOLIO – INSTITUTIONAL SHARES and JANUS ENTERPRISE FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS ASPEN FORTY PORTFOLIO – INSTITUTIONAL SHARES and JANUS FORTY FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO – INSTITUTIONAL SHARES and JANUS GLOBAL TECHNOLOGY FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. Each fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Each fund normally invests in issuers from several different countries, which may include the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS ASPEN JANUS PORTFOLIO – INSTITUTIONAL SHARES and JANUS FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although each fund may invest in companies of any size, they generally invest in larger, more established companies. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS ASPEN OVERSEAS PORTFOLIO – INSTITUTIONAL SHARES and JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under

14 | DECEMBER 31, 2011

normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund typically invests 80% or more of their assets in issuers located outside the United States, they also may invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of their assets in a single country. Each fund may have significant exposure to emerging markets. Each fund may also invest in U.S. and foreign debt securities.

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO – INSTITUTIONAL SHARES and PERKINS MID CAP VALUE FUND seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. Each fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. Each fund may invest, under normal circumstances, up to 20% of their assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

JANUS ASPEN WORLDWIDE PORTFOLIO – INSTITUTIONAL SHARES and JANUS WORLDWIDE FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets. Each fund may also invest in foreign equity and debt securities.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World IndexSM, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds (“ETFs”). The fund may invest in companies of any market capitalization.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL MARKET NEUTRAL FUND (formerly named JANUS LONG/SHORT FUND) seeks long-term capital appreciation independent of stock market direction. The fund’s market neutral strategy attempts to create a

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Notes to Financial Statements (continued)

portfolio that limits stock market risk and delivers absolute returns. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and ETFs in an effort to insulate the fund’s performance from general stock market movements. The fund seeks a combination of long and short positions that may provide positive returns regardless of market direction, through a complete market cycle. The fund will generally buy long securities that the portfolio manager believes will go up in price and will sell short ETFs and other equity securities the portfolio manager believes will go down in price. The fund may also take long and short positions in derivative instruments that provide exposure to the equity markets, including swaps, options, futures, and other index-based instruments. The fund’s investments may include holdings across different industries, sectors, and regions. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may also have significant exposure to emerging markets.

JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS PROTECTED SERIES – GLOBAL seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any

16 | DECEMBER 31, 2011

share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS PROTECTED SERIES – GROWTH seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for each share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories, and may at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common

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Notes to Financial Statements (continued)

stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS SELECT VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, and zero-coupon bonds), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE FIXED-INCOME SECURITIES ASSET CATEGORY

JANUS ASPEN FLEXIBLE BOND PORTFOLIO – INSTITUTIONAL SHARES and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds,

18 | DECEMBER 31, 2011

corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities. Each fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including ETFs. The fund may also invest in floating rate loans, buy backs or dollar rolls, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
The Portfolio’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading

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Notes to Financial Statements (continued)

halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

20 | DECEMBER 31, 2011

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants,

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Notes to Financial Statements (continued)

swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

There were no Level 3 securities during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that

22 | DECEMBER 31, 2011

counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each underlying fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to an underlying fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, an underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Portfolio during the period ended December 31, 2011.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Aspen Flexible Bond Portfolio – Institutional Shares, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to

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Notes to Financial Statements (continued)

understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Aspen Balanced Portfolio – Institutional Shares, Janus Aspen Flexible Bond Portfolio – Institutional Shares, Janus Aspen Global Technology Portfolio – Institutional Shares, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Global Market Neutral Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Global Market Neutral Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such

24 | DECEMBER 31, 2011

coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Global Market Neutral Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Global Market Neutral Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Global Market Neutral Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Global Market Neutral Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Global Market Neutral Fund’s agreement with its lender, the NAV per share of Janus Global Market Neutral Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Global Market Neutral Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Global Market Neutral Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Global Market Neutral Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Global Market Neutral Fund compared with what it would have been without leverage.

Counterparties
Portfolio or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio or underlying funds. The Portfolio or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s or underlying funds’ exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on each respective Statement of Assets and Liabilities, if applicable.

The Portfolio or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Portfolio’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance.

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Notes to Financial Statements (continued)

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Aspen Balanced Portfolio – Institutional Shares, Janus Aspen Flexible Bond Portfolio – Institutional Shares, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. The underlying funds may pay fees such as facility fees. Such fees may affect the underlying funds’ returns.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not

26 | DECEMBER 31, 2011

backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Aspen Flexible Bond Portfolio – Institutional Shares, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds, maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The underlying funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the underlying funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the underlying funds to collateralize the loan. If the underlying funds are unable to recover a security on loan, the underlying funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the underlying funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The lending fees and an underlying fund’s portion of the interest income earned on cash collateral are included on the underlying fund’s Statement of Operations in its most recent annual or semiannual reports (if applicable).

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, particularly Janus Aspen Flexible Bond Portfolio – Institutional Shares, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. The underlying Janus Global Market Neutral Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities,

28 | DECEMBER 31, 2011

which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Moderate Allocation Portfolio	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s and the underlying funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Moderate Allocation Portfolio	0.39

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, fails below the expense limit. The recoupment for such reimbursement expires August 31, 2014. For the fiscal period ended December 31, 2011, total reimbursement by Janus Capital was $57,122 for the Portfolio. As of December 31, 2011, the recoupment that may be potentially made to Janus Capital is $57,122.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Portfolio. For its consulting services, Janus Capital pays Wilshire an annual

Janus Aspen Series | 29

Notes to Financial Statements (continued)

fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the period ended December 31, 2011.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the period ended December 31, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio and underlying funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

30 | DECEMBER 31, 2011

During the period ended December 31, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	(Loss)	Income	at 12/31/11

Janus Aspen Moderate Allocation Portfolio
INTECH International Fund(1) – Class I Shares	2,600	$18,285	(132)	$(956)	$(101)	$152	$16,242
INTECH U.S. Growth Fund(2) – Class I Shares	1,993	25,599	(93)	(1,222)	(25)	212	24,701
INTECH U.S. Value Fund(3) – Class I Shares	3,995	36,868	(181)	(1,722)	(12)	602	36,233
Janus Aspen Flexible Bond Portfolio – Institutional Shares	10,185	125,303	(524)	(6,488)	(75)	1,998	118,631
Janus Aspen Overseas Portfolio – Institutional Shares	478	20,633	(60)	(2,659)	(304)	–	15,965
Janus Fund – Class I Shares	265	7,299	(13)	(354)	(12)	46	6,888
Janus Global Real Estate Fund – Class I Shares	1,085	9,166	(64)	(567)	(58)	142	8,145
Janus International Equity Fund – Class I Shares	3,198	33,431	(161)	(1,734)	(196)	491	29,335
Janus Research Fund – Class I Shares	638	17,999	(67)	(1,946)	(59)	138	16,024
Janus Short-Term Bond Fund – Class I Shares	5,966	18,285	(281)	(863)	(8)	120	17,339
Janus Triton Fund – Class I Shares	460	7,501	(21)	(359)	(17)	19	7,176
Janus Twenty Fund – Class D Shares	141	8,270	(7)	(424)	(82)	12	6,833
Perkins Large Cap Value Fund – Class I Shares	2,902	37,408	(137)	(1,825)	(115)	978	34,780
Perkins Small Cap Value Fund – Class I Shares	365	8,102	(17)	(389)	(48)	285	7,101

		$374,149		$(21,508)	$(1,112)	$5,195	$345,393

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2011, as indicated in the following table. As of December 31, 2011, 100% of the outstanding shares of the Portfolio were held by Janus Capital.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Portfolio	8/31/11	Purchases	Purchases	Redemptions	Redemption	12/31/11

Janus Aspen Moderate Allocation Portfolio - Institutional Shares	$–	$125,000	8/31/11	$–	–	$125,000
Janus Aspen Moderate Allocation Portfolio - Service Shares	–	125,000	8/31/11	–	–	125,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year Loss	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Moderate Allocation Portfolio	$283	$2,826	$–	$(42)	$(7)	$(8,318)

Janus Aspen Series | 31

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Moderate Allocation Portfolio	$353,711	$1,401	($9,719)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal period ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Moderate Allocation Portfolio	$4,260	$–	$–	$–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets and do not include expenses of the underlying funds and/or investment companies in which the Portfolio invests.

For the fiscal period ended December 31

Janus Aspen Moderate
Allocation Portfolio

Institutional Shares
2011(1)	69.84%

Service Shares
2011(1)	70.08%

(1)	Period from August 31, 2011 (inception date) through December 31, 2011.

32 | DECEMBER 31, 2011

7.	Capital Share Transactions

Janus Aspen Moderate
Allocation Portfolio
For the fiscal period ended December 31	2011(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	13
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Portfolio Shares	13
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	13
Transactions in Portfolio Shares – Service Shares:
Shares sold	13
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Portfolio Shares	13
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	13

(1)	Period from August 31, 2011 (inception date) through December 31, 2011.

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Moderate Allocation Portfolio	$374,149	$20,396	$–	$–

9.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Moderate Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Moderate Allocation Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period August 31, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

34 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital, the investment adviser of Janus Aspen Moderate Allocation Portfolio (the “New Portfolio”), considered the proposed investment advisory agreement for the New Portfolio at meetings held in 2009, 2010 and most recently on June 23, 2011. In the course of their consideration of the agreement, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Throughout their consideration of the agreement, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreement, and also met separately with their independent legal counsel. Based on the Trustees’ evaluation of information provided to them, as well as other information, including information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Portfolios, the Trustees unanimously approved the investment advisory agreement for the New Portfolio for an initial term through February 1, 2013, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategy of the New Portfolio. In addition, the Trustees reviewed the financial condition of Janus Capital, as well as its resources and key personnel that will be providing investment and risk management services to the New Portfolio. The Trustees also considered other services provided to the New Portfolio by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, assuming certain risks while serving as the New Portfolio’s administrator, monitoring adherence to the New Portfolio’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders, overseeing the activities of other services providers, and monitoring compliance with various Portfolio policies and procedures, and those of its underlying funds, and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of the proposed investment advisory agreement. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Portfolio effectively.

Costs of Services Provided

The Trustees noted the information regarding the proposed fees and expenses of the New Portfolio in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted servicing that is provided by Janus Capital for the New Portfolio relative to those other clients, including administration services, oversight of services providers, Trustee support, regulatory compliance and other administration services, and that, in serving the New

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

Portfolio, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the advisory fee payable by the New Portfolio to Janus Capital was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Portfolio increases and investments in the underlying Janus funds. The Trustees noted that the New Portfolio is part of the overall Janus funds complex, which means, among other things, that the New Portfolio may share directly in economies of scale through the lower charges of certain third-party service providers that are based in part on the combined scale of all of the Janus funds. The Trustees considered any benefits realized based on the competitive market for the New Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the New Portfolio. They recognized that two affiliates of Janus Capital separately serve the New Portfolio as transfer agent and distributor, respectively. They also considered Janus Capital’s proposed use of commissions to be paid by the underlying funds to be held by the New Portfolio on its portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the New Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreement and the fees to be paid by the New Portfolio therefor (and fees of the underlying funds), the New Portfolio and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital may benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the underlying funds and that the New Portfolio would indirectly benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of the New Portfolio could attract other business to Janus Capital or its other funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Portfolio.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are independent Trustees, concluded that approval of the New Portfolio’s agreement was in the best interest of the New Portfolio and its shareholders.

36 | DECEMBER 31, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2010. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, changes in the target allocations, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | DECEMBER 31, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the period ended December 31, 2011:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Moderate Allocation Portfolio	32%

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40 | DECEMBER 31, 2011

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Aspen Moderate Allocation Portfolio	5/09 - Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006).

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-126	109-02-81125 02-12

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Overseas Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Snapshot
I believe that company fundamentals drive share prices over the long term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Performance Overview

Janus Aspen Overseas Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -32.17%, -32.34% and -32.33%, respectively, over the 12-month period ended December 31, 2011. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned -13.71%, and its secondary benchmark, the MSCI EAFE Index, returned -12.14% during the period.

In a difficult market environment, the Portfolio fell sharply and significantly underperformed its indices. I don’t believe in sugarcoating: the performance of Janus Aspen Overseas Portfolio this year has been simply terrible. I am very disappointed with the short-term performance of the Portfolio, but my investment approach has not changed, and I remain optimistic about the attractive valuations and long-term prospects for the companies in our Portfolio. Difficult markets can present tremendous investment opportunities. I am finding a number of strong franchises on sale around the world. I believe I can take advantage of the global market downturn by concentrating the Portfolio in our highest conviction ideas.

Economic Update

Riskier assets struggled this year. The combination of uprisings in the Middle East, a tragic earthquake in Japan, the political impasse over fiscal policy in the United States, and the sovereign debt crisis in Europe created tremendous global uncertainty and weakened markets. In particular, political fighting in Europe raised fears that excessive government debt levels in a few European countries could create financial market instability around the globe. Investors took shelter in perceived safe havens, such as U.S. Treasuries and defensive stocks. Global equity markets rebounded somewhat late on hopes European leaders were taking steps to resolve the region’s debt crisis. We saw policymakers moving toward stronger fiscal integration but we remain far from a comprehensive solution. Positive signs included changes to more fiscally conservative governments in Spain, Italy and Greece; more aggressive market intervention by the European Central Bank and the early pieces of a pan-European agreement.

Economic growth in the U.S., Europe and Japan was below my expectations due to government austerity programs, low levels of consumer confidence and an unwillingness by corporations to take risk. Growth in key emerging markets such as China, India, and Brazil slowed recently but remains at robust levels. I am surprised that despite significantly better short-term and long-term growth prospects and generally stronger sovereign balance sheets, these key emerging markets sharply underperformed the major developed markets over the past 12 months. I believe this underperformance stems from inflationary fears in emerging markets and decreased risk tolerance among investors.

Portfolio Positioning

While always opportunistic, Janus Aspen Overseas Portfolio has taken a particularly contrarian approach over the past few years. We added significant investments in beaten up financial stocks, cyclical stocks, and emerging market stocks. This approach achieved some success in prior years, but in the 2011 environment of extreme risk aversion, contrarian investing clearly has not worked. I believe, however, there are reasons for optimism. The global economic slowdown is easing inflationary pressures in emerging markets and should allow for some relaxation of monetary policies in these countries. Also, I believe that European leaders finally have realized that a comprehensive approach to sovereign debt issues is the only way to prevent the crisis from spreading to the core of Europe. Most importantly for the Portfolio, I see a tremendous disconnect between the intrinsic value of many of our key companies and their stock prices. I believe we have invested in a number of strong companies that have attractive valuations and that can emerge as long-term winners in their industries. With all eyes seemingly on Europe, I can’t predict when risk appetite once again returns to the markets, but I am optimistic that over time the valuations of our companies

2 | DECEMBER 31, 2011

(unaudited)

will not be based on indiscriminate market fear, but on earnings, cash flows, and business fundamentals.

During this difficult market environment, I tried to concentrate the Portfolio in our highest conviction ideas. I believe that our top holdings have strong, durable franchises and compelling valuations. I took advantage of weakness to add to some of our favorite international companies such as Li & Fung, the global leader in sourcing logistics for retailers; Reliance Industries, the leading Indian energy conglomerate; BBVA, a leading bank in Spain and Latin America; Adani Enterprises, a leading company in power, ports, and coal in India; Petrobras, one of the world’s fastest growing large oil companies; and Nintendo, one of the world’s leading games companies. These stocks fell sharply during the market downturn and offered what I considered attractive valuations. As a result of significant emerging market underperformance, we found a number of compelling investment opportunities in India, Brazil, Hong Kong and China, and I increased the Portfolio’s overall weight in emerging markets during the period.

Although they are within the guidelines of the Portfolio, our positions in the U.S. warrant discussion. Janus Aspen Overseas Portfolio is opportunistic and has made investments in special situations companies and at times in the U.S. In the aftermath of the 2008 global financial crisis and subsequent global economic downturn, I found a greater number of special situations than usual and a number of them were U.S.-based companies. Our U.S. exposure rose. More recently, the Portfolio’s weight in the U.S. declined when I sold holdings in Celgene, Valero, and Bank of America.

Detractors from Performance

Broadly speaking, the Portfolio’s heavy weighting in emerging markets hurt performance. On a geographic basis, holdings in India, Brazil, the U.S. and Hong Kong were significant negative contributors to performance during the period. Holdings in the U.K. had the largest positive contribution of all countries. On a sector basis, investments in financials, consumer discretionary, and energy had the greatest negative impact on relative performance. Investments in technology had a positive impact on performance.

Currency detracted from the Portfolio’s absolute performance and from the Portfolio’s performance relative to its primary benchmark, the MSCI All Country World ex-U.S. Index. During the period, currency detracted approximately 3.48% from the Portfolio’s return. Relative to the MSCI All Country World ex-U.S. Index, currency including currency hedges had a negative impact of approximately 2%. I hedged most of our yen exposure due to my concerns that Japan’s high level of government debt would eventually lead to a weaker yen. The yen rose versus the dollar during the period, but I continue to be concerned about Japan’s fiscal situation. I maintained the Portfolio’s yen hedge.

India, which was among the weakest performing large markets in the world for the year, desperately needs large infrastructure projects and other economic reforms. A well-intentioned, grass roots campaign to expose government corruption, however, fostered an environment where politicians and bureaucrats were reluctant to approve projects or change policies. Inflation also remained higher than desired. This environment hurt our core Indian holdings, specifically Adani Enterprises and Reliance Industries. I still believe in the long-term opportunities for these companies.

Hong Kong based Li & Fung, the Portfolio’s largest position, was the second biggest individual detractor during the period. Concerns about the outlook for U.S. and European retail sales and cost pressures associated with the Wal-Mart deal hurt the stock. In economic downturns, I believe the company can improve its competitive position by taking advantage of its scale, diverse network of supplier relationships and strong balance sheet. Also, Li & Fung has the opportunity to increase dramatically its business with Wal-Mart in the medium- to long-term. I took advantage of the fall in the stock price to buy more shares of Li & Fung during the period.

Contributors to Performance

U.K. semiconductor intellectual property company, ARM Holdings, was the largest positive contributor to performance during the period. ARM’s competitive advantages in designing low-power semiconductor processors and widespread acceptance from semiconductor customers positioned the company to grow rapidly across a wide variety of end markets including smartphones, autos, and appliances. We believe that the company will continue to see rapid growth, but after several years of strong stock performance, the valuation of ARM no longer appeared as compelling relative to other ideas. As a result, I significantly cut the position.

U.K. software company, Autonomy, was the second largest contributor to performance. Autonomy’s software provides users with more advanced ways to search and organize unstructured data. We believe the company has significant competitive advantages and exciting growth opportunities in a world that is experiencing explosive email and Internet

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

growth. During the period, Hewlett-Packard announced an acquisition of Autonomy and I sold our position in the company.

Derivatives

In aggregate, derivatives detracted from performance during the period. In addition to the currency hedge on the Japanese yen mentioned earlier, the portfolio also very selectively utilized swaps and options during the period. Reasons for using these instruments included hedging downside risks, achieving market access, and establishing positions more quickly. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

Investment Strategy and Outlook

The underperformance of the Portfolio has been painful. Conviction always is important but in difficult times, it is critical. My conviction in the portfolio comes from our team’s tremendous, in-depth fundamental research. Janus’ investment team travels millions of miles every year to meet with companies and their competitors, suppliers and customers. These meetings help us understand our companies better and lay the foundation for high-conviction investments.

I did not foresee this difficult year for global financial markets. I am a steward of your money. I take my responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings.

Despite a bad year and a relatively bleak near-term outlook for the global economy, I remain optimistic about the long-term. Sovereign debt issues will not hold back global growth forever. New technologies, urbanization, infrastructure development, trade, and the desire of people around the world for a better life will continue to drive long-term economic growth. The market downturn offers the opportunity to buy some great companies at bargain prices. I continue to believe that the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting prospects and undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

4 | DECEMBER 31, 2011

(unaudited)

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	1.20%
Autonomy Corp. PLC	0.89%
Valeant Pharmaceuticals International, Inc.	0.56%
Valero Energy Corp.	0.49%
ASML Holding N.V.	0.36%

5 Bottom Performers – Holdings

Contribution

Reliance Industries, Ltd.	–2.28%
Li & Fung, Ltd.	–2.17%
Adani Enterprises, Ltd.	–1.84%
Ford Motor Co.	–1.73%
Bank of America Corp.	–1.68%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Information Technology	2.09%	10.07%	6.44%
Materials	0.71%	5.17%	12.68%
Utilities	0.21%	0.86%	4.17%
Other**	0.17%	0.79%	0.00%
Health Care	–0.48%	1.39%	6.33%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Financials	–5.13%	26.83%	24.14%
Consumer Discretionary	–4.19%	21.46%	9.10%
Energy	–3.42%	12.01%	11.37%
Industrials	–2.87%	16.64%	10.73%
Consumer Staples	–2.54%	4.38%	9.04%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Li & Fung, Ltd. Distribution/Wholesale	8.5%
Ford Motor Co. Automotive – Cars and Light Trucks	5.2%
United Continental Holdings, Inc. Airlines	5.1%
Delta Air Lines, Inc. Airlines	5.0%
Reliance Industries, Ltd. Oil Refining and Marketing	4.3%

28.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 25.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of December 31, 2010

6 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the May 1, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	–32.17%	–1.28%	8.10%	10.40%	0.68%

Janus Aspen Overseas Portfolio – Service Shares	–32.34%	–1.52%	7.83%	10.28%	0.93%

Janus Aspen Overseas Portfolio – Service II Shares	–32.33%	–1.50%	7.89%	10.32%	0.93%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–13.71%	–2.92%	6.31%	N/A**

Morgan Stanley Capital International EAFE® Index	–12.14%	–4.72%	4.67%	3.83%

Lipper Quartile – Institutional Shares	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	303/305	21/215	8/131	1/34

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

This Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

Janus Aspen Overseas Portfolio held approximately 11.3% of its assets in Indian securities as of December 31, 2011, and the Portfolio may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

8 | DECEMBER 31, 2011

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$734.80	$2.67

Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$733.80	$3.76

Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$733.80	$3.80

Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

†	Expenses are equal to the annualized expense ratio of 0.61% for Institutional Shares, 0.86% for Service Shares and 0.87% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Aspen Series | 9

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2011

Shares		Value

Common Stock – 96.8%
Agricultural Chemicals – 1.0%
276,284	Potash Corp. of Saskatchewan, Inc.	$11,422,994
103,410	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	4,268,765
		15,691,759
Agricultural Operations – 0.2%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.ß,	3,299,224
Airlines – 12.2%
9,579,237	Delta Air Lines, Inc.*	77,496,027
14,567,628	International Consolidated Airlines Group S.A.*	33,340,606
4,149,388	United Continental Holdings, Inc.*,**	78,298,952
		189,135,585
Automotive – Cars and Light Trucks – 5.2%
7,508,974	Ford Motor Co.**	80,796,560
Building – Residential and Commercial – 1.3%
3,624,800	MRV Engenharia e Participacoes S.A.	20,802,017
Chemicals – Diversified – 1.0%
348,334	K+S A.G.	15,741,159
Commercial Banks – 9.1%
6,748,744	Banco Bilbao Vizcaya Argentaria S.A.	58,339,946
10,700	Banco do Brasil S.A.	136,010
14,734,068	Commercial Bank of Ceylon PLC	12,941,649
6,438,600	Hatton National Bank PLC	8,556,523
9,198,532	Intesa Sanpaolo S.P.A.	15,403,500
15,195,231	Lloyds Banking Group PLC*	6,111,926
1,637,655	Punjab National Bank, Ltd.	24,080,622
486,890	State Bank of India, Ltd.	14,845,560
		140,415,736
Distribution/Wholesale – 10.2%
4,803,903	Adani Enterprises, Ltd.	26,561,693
71,291,940	Li & Fung, Ltd.	132,003,412
		158,565,105
Diversified Banking Institutions – 6.0%
950,571	BNP Paribas	37,334,459
967,144	Deutsche Bank A.G.	36,840,184
824,394	Societe Generale – Class A	18,355,072
		92,529,715
Diversified Operations – 1.5%
1,707,000	Aitken Spence & Co. PLC	1,805,207
22,233,465	Melco International Development, Ltd.	16,518,431
302,885	Orascom Development Holding A.G.	4,628,754
		22,952,392
Diversified Operations – Commercial Services – 1.8%
18,303,333	John Keells Holdings PLC	27,362,558
Electric – Integrated – 1.2%
1,285,000	Centrais Eletricas Brasileiras S.A.	18,504,827
Electronic Components – Semiconductors – 1.6%
2,646,191	ARM Holdings PLC	24,323,723
Entertainment Software – 0.3%
279,100	Nexon Co., Ltd.**	4,015,123
Finance – Investment Bankers/Brokers – 1.5%
7,411,600	Nomura Holdings, Inc.**	22,441,882
Finance – Mortgage Loan Banker – 0.8%
1,069,135	Housing Development Finance Corp.	13,128,615
Food – Meat Products – 0.7%
3,274,000	JBS S.A.	10,676,278
Hotels and Motels – 2.6%
23,407,835	Shangri-La Asia, Ltd.	40,387,957
Internet Content – Entertainment – 0.9%
850,238	Youku.com, Inc. (ADR)*	13,323,230
Medical – Generic Drugs – 0.6%
229,625	Teva Pharmaceutical S.P. (ADR)	9,267,665
Metal – Diversified – 2.0%
1,721,734	Ivanhoe Mines, Ltd.*	30,580,430
Oil and Gas Drilling – 1.7%
1,343,952	Karoon Gas Australia, Ltd.*	6,198,204
1,200,330	Nabors Industries, Ltd.*	20,813,722
		27,011,926
Oil Companies – Exploration and Production – 3.3%
3,116,098	Cairn Energy PLC*	12,836,172
405,417	Niko Resources, Ltd.	19,198,097
2,525,100	OGX Petroleo e Gas Participacoes S.A.*	18,445,622
		50,479,891
Oil Companies – Integrated – 2.0%
1,258,200	Petroleo Brasileiro S.A. (ADR)**	31,266,270
Oil Refining and Marketing – 4.3%
5,114,549	Reliance Industries, Ltd.	66,744,383
Property and Casualty Insurance – 0.9%
3,104,013	Reliance Capital, Ltd.	13,737,157
Real Estate Operating/Development – 10.2%
29,200,684	China Overseas Land & Investment, Ltd.	48,803,790
2,403,110	Cyrela Brazil Realty S.A.	19,126,925
1,998,991	DLF, Ltd.	6,892,943
70,494,732	Evergrande Real Estate Group, Ltd.	29,227,951
12,938,000	Hang Lung Properties, Ltd.	36,816,734
5,510,620	PDG Realty S.A. Empreendimentos e Participacoes	17,437,736
		158,306,079
Retail – Miscellaneous/Diversified – 2.1%
2,460,276	SM Investments Corp.	32,857,137
Semiconductor Components/Integrated Circuits – 0%
1	Taiwan Semiconductor Manufacturing Co., Ltd.	3
Semiconductor Equipment – 3.1%
1,155,278	ASML Holding N.V.	48,551,457
Sugar – 2.4%
7,836,042	Bajaj Hindusthan, Ltd.*	3,512,199
426,300	Bajaj Hindusthan, Ltd. (GDR)	191,068
3,032,876	Cosan, Ltd. – Class A	33,240,321
		36,943,588
Telecommunication Services – 0.3%
3,915,909	Reliance Communications, Ltd.	5,165,903
Toys – 2.9%
329,000	Nintendo Co., Ltd.**	45,320,338

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares		Value

Web Portals/Internet Service Providers – 1.9%
1,844,555	Yahoo!, Inc.*,**	$29,752,672

Total Common Stock (cost $1,606,846,916)		1,500,078,344

Money Market – 3.0%
46,269,118	Janus Cash Liquidity Fund LLC, 0% (cost $46,269,118)	46,269,118

Total Investments (total cost $1,653,116,034) – 99.8%		1,546,347,462

Cash, Receivables and Other Assets, net of Liabilities**– 0.2%		2,882,262

Net Assets – 100%		$1,549,229,724

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$6,198,204	0.4%
Bermuda	226,445,412	14.7%
Brazil	136,395,685	8.8%
Canada	65,470,286	4.2%
Cayman Islands	45,850,405	3.0%
France	55,689,531	3.6%
Germany	52,581,343	3.4%
Hong Kong	102,138,955	6.6%
India	174,860,143	11.3%
Israel	9,267,665	0.6%
Italy	15,403,500	1.0%
Japan	71,777,343	4.7%
Netherlands	48,551,457	3.1%
Philippines	32,857,137	2.1%
Spain	91,680,552	5.9%
Sri Lanka	50,665,937	3.3%
Switzerland	4,628,754	0.3%
Taiwan	3	0.0%
United Kingdom	43,271,821	2.8%
United States††	312,613,329	20.2%

Total	$1,546,347,462	100.0%

††	Includes Cash Equivalents (17.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 1/19/12	3,815,000,000	$49,591,943	$(430,839)

HSBC Securities (USA), Inc.: Japanese Yen 2/2/12	3,405,000,000	44,274,865	(464,312)

JPMorgan Chase & Co.: Japanese Yen 1/12/12	3,041,000,000	39,524,866	(396,725)

RBC Capital Markets Corp.: Japanese Yen 1/5/12	2,000,000,000	25,990,903	5,068

Total		$159,382,577	$(1,286,808)

Total Return Swaps outstanding at December 31, 2011

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Depreciation

Goldman Sachs International	4,306,489,663 JPY	1-month JPY LIBOR plus 35 basis points	Custom Japanese Bank Stock Basket	12/24/12	$(363,844)
Morgan Stanley & Co. International PLC	3,963,567,617 JPY	1-month JPY LIBOR plus 50 basis points	Custom Japanese Bank Stock Basket	12/28/12	(138,768)
Morgan Stanley & Co. International PLC	16,797,060	1-month USD LIBOR plus 85 basis points	Sberbank	1/17/13	(2,500,895)
UBS A.G.	23,781,850	1-month USD LIBOR plus 85 basis points	Sberbank	7/16/12	(5,039,588)

Total					$(8,043,095)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2011	Overseas
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,653,116
Unaffiliated investments at value	$1,500,078
Affiliated investments at value	46,269
Restricted cash (Note 1)	15,894
Receivables:
Portfolio shares sold	1,648
Dividends	35
Foreign dividend tax reclaim	173
Non-interested Trustees’ deferred compensation	46
Other assets	39
Forward currency contracts	5
Total Assets	1,564,187
Liabilities:
Payables:
Due to custodian	3,194
Portfolio shares repurchased	1,266
Dividends	–
Outstanding swap contracts at value	8,043
Advisory fees	603
Fund administration fees	14
Distribution fees and shareholder servicing fees	238
Non-interested Trustees’ fees and expenses	36
Non-interested Trustees’ deferred compensation fees	46
Accrued expenses and other payables	225
Forward currency contracts	1,292
Total Liabilities	14,957
Net Assets	$1,549,230
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,579,105
Undistributed net investment income*	7,979
Undistributed net realized gain from investment and foreign currency transactions*	78,264
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(116,118)
Total Net Assets	$1,549,230
Net Assets - Institutional Shares	$473,616
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,413
Net Asset Value Per Shares	$38.15
Net Assets - Service Shares	$896,544
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	23,984
Net Asset Value Per Share	$37.38
Net Assets - Service II Shares	$179,070
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,762
Net Asset Value Per Share	$37.60

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2011

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2011	Overseas
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$3
Dividends	29,566
Dividends from affiliates	43
Foreign tax withheld	(1,697)
Total Investment Income	27,915
Expenses:
Advisory fees	12,817
Shareholder reports expense	214
Transfer agent fees and expenses	2
Registration fees	62
Custodian fees	380
Professional fees	89
Non-interested Trustees’ fees and expenses	83
Fund administration fees	91
Distribution fees and shareholder servicing fees - Service Shares	3,082
Distribution fees and shareholder servicing fees - Service II Shares	677
Other expenses	68
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	17,565
Expense and Fee Offset	(5)
Net Expenses	17,560
Net Investment Income	10,355
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	101,958
Net realized loss from swap contracts	(40,667)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(838,291)
Change in unrealized net appreciation/(depreciation) of swap contracts	(14,368)
Net Loss on Investments	(791,368)
Net Decrease in Net Assets Resulting from Operations	$(781,013)

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$10,355	$6,930
Net realized gain from investment and foreign currency transactions(1)	61,291	224,950
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(852,659)	291,317
Net Increase/(Decrease) in Net Assets Resulting from Operations	(781,013)	523,197
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(2,940)	(4,679)
Service Shares	(4,676)	(7,168)
Service II Shares	(1,005)	(1,887)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(6,131)	–
Service Shares	(12,299)	–
Service II Shares	(2,677)	–
Net Decrease from Dividends and Distributions	(29,728)	(13,734)
Capital Share Transactions:
Shares Sold
Institutional Shares	80,885	91,356
Service Shares	191,200	199,565
Service II Shares	19,176	46,195
Redemption Fees
Service II Shares	22	62
Reinvested Dividends and Distributions
Institutional Shares	9,062	4,661
Service Shares	16,975	7,168
Service II Shares	3,681	1,887
Shares Repurchased
Institutional Shares	(125,552)	(209,547)
Service Shares	(319,424)	(277,236)
Service II Shares	(92,445)	(124,115)
Net Decrease from Capital Share Transactions	(216,420)	(260,004)
Net Increase/(Decrease) in Net Assets	(1,027,161)	249,459
Net Assets:
Beginning of period	2,576,391	2,326,932
End of period	$1,549,230	$2,576,391

Undistributed Net Investment Income*	$7,979	$3,442

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

14 | DECEMBER 31, 2011

Financial Highlights

Institutional Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$57.10	$45.89	$26.49	$65.36	$51.21
Income from Investment Operations:
Net investment income	.42	.41	.43	.76	.50
Net gain/(loss) on investments (both realized and unrealized)	(18.65)	11.15	20.22	(30.76)	14.02
Total from Investment Operations	(18.23)	11.56	20.65	(30.00)	14.52
Less Distributions:
Dividends (from net investment income)*	(.23)	(.35)	(.21)	(.63)	(.37)
Distributions (from capital gains)*	(.49)	–	(1.04)	(8.24)	–
Total Distributions	(.72)	(.35)	(1.25)	(8.87)	(.37)
Net Asset Value, End of Period	$38.15	$57.10	$45.89	$26.49	$65.36
Total Return	(32.25)%	25.33%	79.15%	(52.04)%	28.41%
Net Assets, End of Period (in thousands)	$473,616	$751,518	$716,237	$402,911	$987,570
Average Net Assets for the Period (in thousands)	$632,218	$708,368	$554,581	$736,913	$915,608
Ratio of Gross Expenses to Average Net Assets	0.65%	0.68%	0.70%	0.69%	0.70%
Ratio of Net Expenses to Average Net Assets	0.65%	0.68%	0.70%	0.69%	0.70%
Ratio of Net Investment Income to Average Net Assets	0.66%	0.47%	0.64%	1.31%	0.70%
Portfolio Turnover Rate	32%	30%	44%	56%	59%

Service Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$56.04	$45.08	$26.07	$64.56	$50.62
Income from Investment Operations:
Net investment income	.27	.20	.34	.68	.38
Net gain/(loss) on investments (both realized and unrealized)	(18.25)	11.03	19.86	(30.36)	13.82
Total from Investment Operations	(17.98)	11.23	20.20	(29.68)	14.20
Less Distributions:
Dividends (from net investment income)*	(.19)	(.27)	(.15)	(.57)	(.26)
Distributions (from capital gains)*	(.49)	–	(1.04)	(8.24)	–
Total Distributions	(.68)	(.27)	(1.19)	(8.81)	(.26)
Net Asset Value, End of Period	$37.38	$56.04	$45.08	$26.07	$64.56
Total Return	(32.41)%	25.02%	78.66%	(52.15)%	28.09%
Net Assets, End of Period (in thousands)	$896,544	$1,475,804	$1,254,824	$757,331	$1,549,980
Average Net Assets for the Period (in thousands)	$1,232,913	$1,328,827	$1,001,144	$1,251,214	$1,326,458
Ratio of Gross Expenses to Average Net Assets	0.90%	0.93%	0.95%	0.94%	0.95%
Ratio of Net Expenses to Average Net Assets	0.90%	0.93%	0.95%	0.94%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.41%	0.21%	0.39%	1.10%	0.44%
Portfolio Turnover Rate	32%	30%	44%	56%	59%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights  (continued)

Service II Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$56.37	$45.34	$26.20	$64.83	$50.80
Income from Investment Operations:
Net investment income	.22	.17	.34	.67	.38
Net gain/(loss) on investments (both realized and unrealized)	(18.32)	11.12	19.98	(30.51)	13.89
Total from Investment Operations	(18.10)	11.29	20.32	(29.84)	14.27
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.27)	(.15)	(.57)	(.26)
Distributions (from capital gains)*	(.49)	–	(1.04)	(8.24)	–
Redemption fees	–(1)	.01	.01	.02	.02
Total Distributions and Other	(.67)	(.26)	(1.18)	(8.79)	(.24)
Net Asset Value, End of Period	$37.60	$56.37	$45.34	$26.20	$64.83
Total Return	(32.42)%	25.02%	78.77%	(52.15)%	28.17%
Net Assets, End of Period (in thousands)	$179,070	$349,069	$355,871	$201,067	$438,573
Average Net Assets for the Period (in thousands)	$270,750	$346,296	$275,760	$364,379	$363,622
Ratio of Gross Expenses to Average Net Assets	0.90%	0.93%	0.95%	0.94%	0.95%
Ratio of Net Expenses to Average Net Assets	0.90%	0.93%	0.95%	0.94%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.41%	0.23%	0.38%	1.07%	0.42%
Portfolio Turnover Rate	32%	30%	44%	56%	59%

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

16 | DECEMBER 31, 2011

Notes to Schedule of Investments

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

∞  Schedule of Fair Valued Securities (as of December 31, 2011)

		Value as a
	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Chaoda Modern Agriculture Holdings, Ltd.	$3,299,224	0.2%

	$3,299,224	0.2%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Agricultural Operations	$–	$–	$3,299,224
Internet Content – Entertainment	–	13,323,230	–
Medical – Generic Drugs	–	9,267,665	–
Oil Companies – Integrated	–	31,266,270	–
Retail – Miscellaneous/Diversified	–	32,857,137	–
Sugar	36,752,520	191,068	–
All Other	1,373,121,230	–	–

Money Market	–	46,269,118	–

Total Investments in Securities	$1,409,873,750	$133,174,488	$3,299,224

Other Financial Instruments(a):	$–	$(9,329,903)	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 17

Notes to Schedule of Investments (continued)

Level 3 Valuation Reconciliation of Assets (as of the fiscal year ended December 31, 2011)

			Change in			Transfers
	Balance as of		Unrealized			In and/or
	December	Realized	Appreciation/			Out of	Balance as of
	31, 2010	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	December 31, 2011

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Agricultural Operations	$–	$–	$(31,644,208)	$–	$–	$34,943,432	$3,299,224
Commercial Banks	–	(76,047,644)(c)	76,047,644	–	–	–	–
Food – Catering	–	(10,229,502)(d)	10,229,502	–	–	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.
(c)	Anglo Irish Bank Corp., Ltd. was written off during the period.
(d)	FUJI Food & Catering Services Holdings, Ltd. was written off during the period.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$291,945,739

18 | DECEMBER 31, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

20 | DECEMBER 31, 2011

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of December 31, 2011, Janus Aspen Overseas Portfolio had restricted cash in the amount of $15,894,397. The restricted cash represents collateral received in relation to swap contracts invested in by the Portfolio at December 31, 2011. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Overseas Portfolio	$30,500,682	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

22 | DECEMBER 31, 2011

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

24 | DECEMBER 31, 2011

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Locations	Fair Value	Statement of Assets and Liabilities Locations	Fair Value

Equity Contracts			Outstanding swap contracts at value	$8,043,095
Foreign Exchange Contracts	Forward currency contracts	$5,068	Forward currency contracts	1,291,876

Total		$5,068		$9,334,971

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$(40,667,347)	$(5,541,476)	$–	$(46,208,823)
Foreign Exchange Contracts	–	–	–	(20,082,959)	(20,082,959)

Total	$–	$(40,667,347)	$(5,541,476)	$(20,082,959)	$(66,291,782)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$(14,368,064)	$–	$–	$(14,368,064)
Foreign Exchange Contracts	–	–	–	5,635,527	5,635,527

Total	$–	$(14,368,064)	$–	$5,635,527	$(8,732,537)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the fiscal year.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are

Janus Aspen Series | 25

Notes to Financial Statements (continued)

not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing

26 | DECEMBER 31, 2011

their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the fiscal year ended December 31, 2011.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Overseas Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

Only the base fee rate applied until October 2011 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 15 months. When the Portfolio’s performance-based fee structure has been in effect for at least 15 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted

28 | DECEMBER 31, 2011

above, any applicable Performance Adjustment began October 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2011, the Portfolio recorded a Performance Adjustment of $(852,771).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred

Janus Aspen Series | 29

Notes to Financial Statements (continued)

compensation expenses for the fiscal year ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2011.

For the fiscal year ended December 31, 2011, Janus Capital assumed $52,639 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the fiscal year ended December 31, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the fiscal year ended December 31, 2011 were $22,335 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Aspen Overseas Portfolio
Janus Cash Liquidity Fund LLC	$498,533,319	$(490,011,201)	$43,009	$46,269,118

30 | DECEMBER 31, 2011

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Late-Year	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Loss	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Aspen Overseas Portfolio	$–	$166,586,195	$–	$(87,332,749)	$(65,639)	$(109,063,145)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Overseas Portfolio	$1,655,410,607	$364,684,996	$(473,748,141)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$4,740,112	$24,987,881	$–	$(15,175,089)

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$13,734,050	$–	$–	$–

Janus Aspen Series | 31

Notes to Financial Statements (continued)

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Overseas Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,628	1,846
Reinvested dividends and distributions	176	96
Shares repurchased	(2,553)	(4,388)
Net Increase/(Decrease) in Portfolio Shares	(749)	(2,446)
Shares Outstanding, Beginning of Period	13,162	15,608
Shares Outstanding, End of Period	12,413	13,162
Transactions in Portfolio Shares – Service Shares
Shares sold	3,918	4,037
Reinvested dividends and distributions	336	152
Shares repurchased	(6,604)	(5,688)
Net Increase/(Decrease) in Portfolio Shares	(2,350)	(1,499)
Shares Outstanding, Beginning of Period	26,334	27,833
Shares Outstanding, End of Period	23,984	26,334
Transactions in Portfolio Shares – Service II Shares
Shares sold	368	929
Reinvested dividends and distributions	73	40
Shares repurchased	(1,872)	(2,625)
Net Increase/(Decrease) in Portfolio Shares	(1,431)	(1,656)
Shares Outstanding, Beginning of Period	6,193	7,849
Shares Outstanding, End of Period	4,762	6,193

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$661,508,625	$981,516,780	$–	$–

8.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

32 | DECEMBER 31, 2011

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

34 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of various Portfolios was good to very good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for almost all of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

36 | DECEMBER 31, 2011

mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by almost all of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

38 | DECEMBER 31, 2011

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40 | DECEMBER 31, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2011:

Capital Gain Distributions

Portfolio

Janus Aspen Overseas Portfolio	$24,987,881

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Overseas Portfolio	$1,696,237	$29,211,724

Janus Aspen Series | 41

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

42 | DECEMBER 31, 2011

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Aspen Overseas Portfolio	1/01-Present	Vice President of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-126	109-02-81120 02-12

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding any performance adjustment to management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least May 1, 2013. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot This Portfolio seeks to uncover what the portfolio managers believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics.	Tom Perkins co-portfolio manager	Jeffrey R Kautz co-portfolio manager

Performance Overview

During the 12 months ended December 31, 2011, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned -2.64% and -2.98%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap Value Index, which returned -1.38%.

Our stock selection was positive relative to the benchmark. Not surprisingly, the Portfolio held up significantly better in the areas where the index had the largest declines (financials, industrials, information technology and telecommunication services). This is consistent with our approach of identifying higher quality stocks with less downside risk. The primary contributor to the Portfolio’s underperformance was our normal significant underweight in utilities. Utilities, which were up over 20%, detracted over 200 basis points from performance. Also detracting from performance was our small investment in index puts.

Market Commentary

Stocks gave up gains during a significant sell-off in the third quarter, as problems in Europe became much more apparent. The focus was on European sovereign debt issues and undercapitalized European banks. The inability to take substantive action to address those problems created a situation of great uncertainty and raised questions of global contagion.

The stock market rebounded from the third quarter correction, but not enough to entirely offset the losses from the third quarter. The bounce back was fueled by strong earnings reports, improving economic data, and a late December liquidity injection by the European Central Bank (ECB). Despite these short-term trend improvements, our market perspective has not changed, as we remain somewhat cautious with higher than normal cash levels. The environment remains one of extremely strong company fundamentals offset by very challenging economic and financial issues. Economic vulnerability persists with continuous headwinds from the European debt crisis coupled with ongoing governmental and consumer deleveraging, and high unemployment levels. Volatility drives market sentiment, even with the backdrop of continued monetary actions at home (securities repurchases, low interest rates), and, to date, ineffective attempts to remedy the long term capital shortage of European banks. And so, during the short term, uncertainty will likely persist until we regain footing on macro fundamentals.

Contagion risk remains as mounting European debt problems affect financial structures globally. Concerns revolve around the European banking system as many banks are thinly capitalized and carry debt of distressed “PIIGS” (Portugal, Ireland, Italy, Greece and Spain) countries at unrealistically high values. In an effort to absorb any potential shocks from the Euro zone debt crisis and encourage domestic growth, U.S. Fed policy indicates interest rates will remain somewhat artificially low well into 2013.

In spite of macroeconomic headwinds, microeconomic fundamentals remain positive. The market appears reasonably valued with the S&P 500 Index trading at period end at about 13x 2011 earnings estimates of $95, and an earnings yield of almost 8%. As compared to 10-year Treasury yields of slightly under 2%, there is a 6% risk premium to owning stocks – the highest level in three decades. Moreover, for the first time in 50 years, stocks yield more than 10-year Treasuries, as the S&P 500 dividend yield currently is over 2%. Corporate balance sheets continue to strengthen, and U.S. banks have much better capital structures than before the financial crisis. By these metrics, equities remain an attractive asset class, especially compared to bonds. Continuing high volatility provides for pricing dislocation and opportunity.

Stocks that hurt relative results

Forest Oil underperformed as the lingering negative sentiment from recent production guide downs as well as a disappointing initial public offering of its Canadian

2 | DECEMBER 31, 2011

(unaudited)

assets weighed on the shares. We believe management will need to prove it is capable of resolving its issues and posting improved performance, for which the market appears not willing to give them credit until results actually do improve. The balance sheet continues to improve and we believe that both Forest Oil and Lone Pine Resources, its Canadian asset unit, remain undervalued.

First Niagara Financial Group was also a disappointment in 2011. With a strong, high-quality earnings stream in our view, no credit problems, a large dividend and robust capital ratios First Niagara was purchased with downside protection in mind. However, two items hurt the stock. First, the bank agreed to purchase a large deposit franchise from HSBC in a deal that required a capital raise. This overhang hurt the stock more than we anticipated. Second, the collapse of interest rates in the U.S. adversely impacted highly liquid balance sheets like First Niagara as re-investment in lower yielding securities dragged down returns. The bank finally raised capital in December, and unfortunately cut the dividend. We retained our position as it sold at less than 10x current earnings as of period end and has a 3.6% dividend yield. We also appreciate the company’s liquid and strong balance sheet and what we believe are good growth prospects.

Stocks that helped relative results

Discover Financial Services continued to execute by reporting several solid quarters, raising estimates and announcing a $1 billion share buyback. We trimmed our position on strength but it remains a top holding given its strong capital position, considerable franchise value, and attractive valuation at about 7x 2011 estimated earnings.

Cabot Oil & Gas was among several energy holdings that benefited from spiking oil prices during the first quarter as a result of unrest in the Middle East and North Africa. Cabot Oil & Gas was especially strong because of a better-than-expected earnings release in which the company raised production guidance. We sold our position in Cabot Oil as we felt the risk-reward profile became less favorable.

Derivatives

Small investments in index put options were maintained during the period for hedging purposes (making an investment in an attempt to reduce the risk of adverse price movements) reflecting our concerns about macroeconomic issues. We believe that these puts provide some insurance against the small but real possibility of a significant market disruption from sovereign risk compounded by contagion and trillions of dollars of derivatives. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of providing steady, above average long-term investment returns on both an absolute and relative basis. In aggregate, these positions detracted from the Portfolio’s performance in the period. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook and Positioning

We believe that our quality-oriented, risk-sensitive investment approach is especially important in this type of difficult environment. High-quality companies with strong balance sheets and high free cash flows will likely hold up better in stressed environments over the long term, and are better positioned against weaker competitors. We have found excellent buys in banks, health care and infrastructure. Banks, from the super regionals to the small cap thrifts, offer good values with solid capital levels in our view, attractive valuations based on normalized earnings and dividend yields of 3%-5%. On the health care side, medical equipment stocks have traded off during the year on growth concerns. However, we think the longer term demographics are favorable to support earnings growth, and in the meantime, the balance sheets appear very strong and free cash flow yields approach 10% in many instances. In the infrastructure area, engineering and construction companies are trading at below average multiples of earnings with strong balance sheets in our view and could benefit from any infrastructure stimulus plan originating from Washington. Given the continuing economic uncertainty, we are maintaining above average cash levels. These cash reserves not only enhance our risk profile, but also give us flexibility to be opportunistic in what is likely to be a volatile market.

Overall, due to the significant number of negative headwinds domestically and abroad, we believe it is important to be risk sensitive while maintaining a long-term focus. The ability to outperform on the downside is a critical component of compounding returns. Volatility is likely to remain high, and it is easy to make short-term mistakes at the expense of long-term results. Our fundamental approach to investing has created above average returns over each full market cycle of our Portfolios’ existence. This reinforces our confidence to pursue our disciplined, value oriented, investment process.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Discover Financial Services	0.46%
Cabot Oil & Gas Corp.	0.38%
Kansas City Southern	0.32%
Petrohawk Energy Corp.	0.28%
EQT Corp.	0.25%

5 Bottom Performers – Holdings

Contribution

Forest Oil Corp.	–0.67%
First Niagara Financial Group, Inc.	–0.48%
SunTrust Banks, Inc.	–0.43%
Life Technologies Corp.	–0.36%
Alcoa, Inc.	–0.31%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Industrials	1.50%	12.15%	10.50%
Financials	1.00%	25.66%	30.14%
Information Technology	0.66%	11.50%	7.27%
Telecommunication Services	0.50%	2.62%	1.41%
Energy	0.32%	13.20%	9.10%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–1.04%	11.15%	11.11%
Health Care	–0.77%	13.14%	5.95%
Materials	–0.09%	4.98%	4.95%
Other**	–0.08%	–4.51%	0.00%
Consumer Staples	0.15%	7.48%	6.64%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4 | DECEMBER 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Ameriprise Financial, Inc. Investment Management and Advisory Services	1.7%
Molson Coors Brewing Co. – Class B Brewery	1.4%
CenturyLink, Inc. Telephone – Integrated	1.4%
Vodafone Group PLC (ADR) Cellular Telecommunications	1.3%
Western Union Co. Commercial Services – Finance	1.3%

7.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of December 31, 2010

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011				Expense Ratios – per the May 1, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	–2.64%	3.18%	10.55%#	0.92%	0.92%(a)

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	–2.98%	2.83%	9.87%*	1.27%	1.27%(b)

Russell Midcap® Value Index	–1.38%	0.04%	9.79%**

Lipper Quartile – Service Shares	3rd	1st	1st

Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	124/226	5/154	3/86

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

See important disclosures on the next page.

6 | DECEMBER 31, 2011

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Service Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	Service Shares inception date – December 31, 2002
#	Institutional Shares inception date – May 1, 2003
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$923.50	$4.07

Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$922.20	$5.77

Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

†	Expenses are equal to the annualized expense ratio of 0.84% for Institutional Shares and 1.19% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | DECEMBER 31, 2011

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Common Stock – 91.3%
Aerospace and Defense – 1.4%
7,600	General Dynamics Corp.	$504,716
13,500	Raytheon Co.	653,130
8,800	Rockwell Collins, Inc.	487,256
		1,645,102
Agricultural Chemicals – 0.5%
12,400	Mosaic Co.	625,332
Applications Software – 0.6%
13,000	Microsoft Corp.**	337,480
18,200	Progress Software Corp.*	352,170
		689,650
Brewery – 1.4%
38,900	Molson Coors Brewing Co. – Class B	1,693,706
Building – Residential and Commercial – 0.4%
24,400	M.D.C. Holdings, Inc.	430,172
Cellular Telecommunications – 1.3%
55,700	Vodafone Group PLC (ADR)	1,561,271
Chemicals – Diversified – 0.5%
7,177	FMC Corp.	617,509
Commercial Banks – 0.8%
2,784	First Republic Bank*	85,218
89,500	TCF Financial Corp.	923,640
		1,008,858
Commercial Services – Finance – 1.8%
13,300	Global Payments, Inc.	630,154
82,900	Western Union Co.	1,513,754
		2,143,908
Computer Software – 0.4%
16,500	Akamai Technologies, Inc.*	532,620
Computers – 0.1%
4,100	Hewlett-Packard Co.	105,616
Computers – Integrated Systems – 0.3%
11,900	Diebold, Inc.	357,833
Computers – Memory Devices – 0.3%
10,000	NetApp, Inc.*	362,700
Containers – Paper and Plastic – 0.4%
17,800	Packaging Corp. of America	449,272
Dental Supplies and Equipment – 0.3%
12,400	Patterson Cos., Inc.	366,048
Diversified Operations – 1.4%
10,300	Illinois Tool Works, Inc.	481,113
26,200	Tyco International, Ltd. (U.S. Shares)	1,223,802
		1,704,915
Electric – Integrated – 2.7%
12,900	Entergy Corp.	942,345
24,700	Exelon Corp.	1,071,239
6,200	PG&E Corp.	255,564
35,300	PPL Corp.	1,038,526
		3,307,674
Electronic Components – Miscellaneous – 0.6%
19,000	Garmin, Ltd.	756,390
Electronic Components – Semiconductors – 1.2%
8,600	Altera Corp.	319,060
42,100	QLogic Corp.*	631,500
19,100	Semtech Corp.*	474,062
		1,424,622
Electronic Connectors – 0.4%
9,400	Thomas & Betts Corp.*	513,240
Electronic Forms – 0.5%
22,400	Adobe Systems, Inc.*	633,248
Electronic Parts Distributors – 0.7%
16,600	Tech Data Corp.*	820,206
Engineering – Research and Development Services – 2.9%
32,100	Jacobs Engineering Group, Inc.*	1,302,618
30,200	KBR, Inc.	841,674
37,000	URS Corp.*	1,299,440
		3,443,732
Fiduciary Banks – 1.1%
33,100	State Street Corp.	1,334,261
Filtration and Separations Products – 0.2%
4,000	Pall Corp.	228,600
Finance – Credit Card – 1.1%
55,300	Discover Financial Services	1,327,200
Finance – Investment Bankers/Brokers – 0.8%
16,200	Raymond James Financial, Inc.	501,552
30,300	TD Ameritrade Holding Corp.	474,195
		975,747
Food – Miscellaneous/Diversified – 1.2%
9,000	General Mills, Inc.	363,690
32,500	Unilever PLC (ADR)	1,089,400
		1,453,090
Food – Retail – 0.8%
15,200	Kroger Co.	368,144
27,700	Safeway, Inc.	582,808
		950,952
Food – Wholesale/Distribution – 0.9%
35,100	Sysco Corp.	1,029,483
Gas – Transportation – 0.5%
13,700	AGL Resources, Inc.	578,962
Gold Mining – 1.8%
59,300	Eldorado Gold Corp.	813,003
17,300	Goldcorp, Inc. (U.S. Shares)	765,525
10,700	Newmont Mining Corp.	642,107
		2,220,635
Instruments – Scientific – 1.5%
33,600	PerkinElmer, Inc.	672,000
24,100	Thermo Fisher Scientific, Inc.*	1,083,777
		1,755,777
Internet Security – 0.7%
56,800	Symantec Corp.*	888,920
Intimate Apparel – 0.6%
13,300	Warnaco Group, Inc.*	665,532

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Investment Management and Advisory Services – 3.2%
42,300	Ameriprise Financial, Inc.	$2,099,772
8,800	Franklin Resources, Inc.	845,328
46,300	INVESCO, Ltd.	930,167
		3,875,267
Leisure & Recreation Products – 0.5%
28,600	WMS Industries, Inc.*	586,872
Machinery – Farm – 0.8%
11,700	Deere & Co.	904,995
Machinery – General Industrial – 0.4%
20,650	Babcock & Wilcox Co.*	498,491
Medical – Biomedical and Genetic – 1.6%
18,000	Charles River Laboratories International, Inc.*	491,940
25,900	Life Technologies Corp.*	1,007,769
17,500	Myriad Genetics, Inc.*	366,450
		1,866,159
Medical – Drugs – 1.6%
29,800	Forest Laboratories, Inc.*	901,748
17,100	Novartis A.G. (ADR)	977,607
		1,879,355
Medical – Generic Drugs – 0.6%
19,100	Teva Pharmaceutical S.P. (ADR)	770,876
Medical – HMO – 0.3%
13,200	Health Net, Inc.*	401,544
Medical – Wholesale Drug Distributors – 0.3%
4,600	McKesson Corp.	358,386
Medical Instruments – 0.7%
22,900	St. Jude Medical, Inc.	785,470
Medical Labs and Testing Services – 1.0%
13,900	Laboratory Corp. of America Holdings*	1,194,983
Medical Products – 2.5%
16,600	Becton, Dickinson and Co.	1,240,352
18,800	Covidien PLC (U.S. Shares)	846,188
18,100	Zimmer Holdings, Inc.	966,902
		3,053,442
Medical Sterilization Products – 0.5%
18,700	STERIS Corp.	557,634
Metal – Aluminum – 0.3%
40,900	Alcoa, Inc.	353,785
Metal – Copper – 0.5%
15,600	Freeport-McMoRan Copper & Gold, Inc. – Class B	573,924
Metal Processors and Fabricators – 0.4%
14,800	Kaydon Corp.	451,400
Motion Pictures and Services – 0.3%
11,600	Dolby Laboratories, Inc.*	353,916
Multi-Line Insurance – 1.6%
54,900	Allstate Corp.	1,504,809
45,200	Old Republic International Corp.	419,004
		1,923,813
Multimedia – 0.5%
14,600	Viacom, Inc. – Class B	662,986
Networking Products – 1.0%
57,900	Cisco Systems, Inc.	1,046,832
11,700	Polycom, Inc.*	190,710
		1,237,542
Non-Hazardous Waste Disposal – 0.9%
38,600	Republic Services, Inc.	1,063,430
Oil and Gas Drilling – 0.9%
24,093	Ensco International PLC (ADR)	1,130,444
Oil Companies – Exploration and Production – 6.8%
10,700	Anadarko Petroleum Corp.	816,731
20,800	Bill Barrett Corp.*	708,656
12,800	Devon Energy Corp.	793,600
12,600	EQT Corp.	690,354
76,100	Exco Resources, Inc.	795,245
29,200	Forest Oil Corp.*	395,660
27,255	Lone Pine Resources, Inc.*	191,058
11,818	Noble Energy, Inc.	1,115,501
16,500	Plains Exploration & Production Co.*	605,880
28,600	QEP Resources, Inc.	837,980
14,400	Southwestern Energy Co.*	459,936
15,600	Whitting Petroleum Corp.*	728,364
		8,138,965
Oil Companies – Integrated – 0.9%
20,000	Hess Corp.	1,136,000
Oil Field Machinery and Equipment – 0.5%
9,100	National Oilwell Varco, Inc.	618,709
Pipelines – 1.0%
17,100	Plains All American Pipeline L.P.	1,255,995
Publishing – Books – 1.0%
51,400	Reed Elsevier N.V. (ADR)	1,192,994
Reinsurance – 3.2%
13,350	Berkshire Hathaway, Inc. – Class B*	1,018,605
14,800	Everest Re Group, Ltd.	1,244,532
14,600	PartnerRe, Ltd.	937,466
12,800	Reinsurance Group of America, Inc.	668,800
		3,869,403
REIT – Apartments – 1.3%
3,724	Avalonbay Communities, Inc.	486,354
14,400	BRE Properties, Inc. – Class A	726,912
6,200	Mid-America Apartment Communities, Inc.	387,810
		1,601,076
REIT – Diversified – 2.2%
10,500	Liberty Property Trust	324,240
21,600	Potlatch Corp.	671,976
13,200	Rayonier, Inc.	589,116
54,230	Weyerhaeuser Co.	1,012,474
		2,597,806
REIT – Hotels – 0.3%
28,500	Host Hotels & Resorts, Inc.	420,945
REIT – Mortgage – 0.6%
11,800	Annaly Mortgage Management, Inc.	188,328
49,800	Redwood Trust, Inc.	506,964
		695,292
REIT – Office Property – 1.6%
7,300	Alexandria Real Estate Equities, Inc.	503,481
5,600	Boston Properties, Inc.	557,760

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

REIT – Office Property – (continued)

7,100	Corporate Office Properties	$150,946
25,100	Mack-Cali Realty Corp.	669,919
		1,882,106
REIT – Regional Malls – 0.5%
8,800	Taubman Centers, Inc.	546,480
REIT – Storage – 0.6%
4,985	Public Storage	670,283
REIT – Warehouse and Industrial – 0.4%
14,800	Prologis, Inc.	423,132
Retail – Apparel and Shoe – 1.2%
51,600	American Eagle Outfitters, Inc.	788,964
20,100	Guess?, Inc.	599,382
		1,388,346
Retail – Consumer Electronics – 0.7%
14,100	Best Buy Co., Inc.	329,517
55,900	RadioShack Corp.	542,789
		872,306
Retail – Discount – 0.9%
6,200	Big Lots, Inc.*	234,112
14,200	Wal-Mart Stores, Inc.	848,592
		1,082,704
Retail – Drug Store – 1.4%
21,927	CVS Caremark Corp.	894,183
25,200	Walgreen Co.	833,112
		1,727,295
Retail – Office Supplies – 0.6%
50,800	Staples, Inc.	705,612
Retail – Regional Department Stores – 1.1%
15,400	Kohl’s Corp.	759,990
18,800	Macy’s, Inc.	604,984
		1,364,974
Savings/Loan/Thrifts – 2.0%
114,800	First Niagara Financial Group, Inc.	990,724
50,900	People’s United Financial, Inc.	654,065
55,217	Washington Federal, Inc.	772,486
		2,417,275
Semiconductor Components/Integrated Circuits – 0.7%
10,500	Analog Devices, Inc.	375,690
9,400	Qualcomm, Inc.	514,180
		889,870
Semiconductor Equipment – 0.6%
63,000	Applied Materials, Inc.	674,730
Super-Regional Banks – 3.0%
88,600	Fifth Third Bancorp.	1,126,992
24,800	PNC Financial Services Group, Inc.	1,430,216
57,600	SunTrust Banks, Inc.	1,019,520
		3,576,728
Telephone – Integrated – 1.4%
44,800	CenturyLink, Inc.**	1,666,560
Textile-Home Furnishings – 0.3%
6,532	Mohawk Industries, Inc.*	390,940
Tools – Hand Held – 0.6%
6,400	Snap-On, Inc.	323,968
5,500	Stanley Works	371,800
		695,768
Toys – 0.3%
12,800	Mattel, Inc.	355,328
Transportation – Marine – 0.8%
6,200	Kirby Corp.*	408,208
12,300	Tidewater, Inc.	606,390
		1,014,598
Transportation – Railroad – 1.2%
17,200	CSX Corp.	362,232
6,900	Kansas City Southern*	469,269
6,300	Union Pacific Corp.	667,422
		1,498,923
Transportation – Truck – 0.4%
10,900	J.B. Hunt Transport Services, Inc.	491,263
X-Ray Equipment – 0.7%
48,100	Hologic, Inc.*	842,231

Total Common Stock (cost $102,487,516)		109,792,134

Purchased Option – Call – 0%
100	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $73.91** (premiums paid $29,600)	18,416

Purchased Options – Puts – 0.2%
100	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $63.83	1,695
100	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $66.00	3,178
134	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $67.00	5,422
292	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $70.00	24,257
180	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $71.00	18,877
613	iShares Russell 2000® Index Fund (ETF) expires February 2012 exercise price $70.00	119,881
136	iShares Russell 2000® Index Fund (ETF) expires March 2012 exercise price $67.00	28,626

Total Purchased Options – Puts (premiums paid $526,542)		201,936

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Repurchase Agreement – 8.8%
$10,528,000	ING Financial Markets LLC, 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $10,528,012 collateralized by $779,693 in U.S. Government Agencies 2.2250% – 5.0000%, 7/17/15 – 2/1/36 and by $9,727,799 in U.S. Treasuries 0.2500% – 4.5000%, 5/31/13 – 11/15/41 with respective values of $448,870 and $10,289,759 (cost $10,528,000)	$10,528,000

Total Investments (total cost $113,571,658) – 100.3%		120,540,486

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(350,169)

Net Assets – 100%		$120,190,317

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,112,165	2.6%
Canada	1,578,528	1.3%
Ireland	846,188	0.7%
Israel	770,876	0.6%
Netherlands	1,192,994	1.0%
Switzerland	2,957,799	2.5%
United Kingdom	3,781,115	3.1%
United States††	106,300,821	88.2%

Total	$120,540,486	100.0%

††	Includes Cash Equivalents (79.5% excluding Cash Equivalents).

Schedule of Written Options – Call	Value

iShares Russell 2000® Index Fund (ETF) expires January 2012 100 contracts exercise price $70.55 (premiums received $41,900)	$(41,098)

See Notes to Schedule of Investments and Financial Statements.

12 | DECEMBER 31, 2011

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of December 31, 2011	Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$113,572
Investments at value	$120,540
Receivables:
Portfolio shares sold	59
Dividends	226
Foreign dividend tax reclaim	6
Interest	–
Non-interested Trustees’ deferred compensation	4
Other assets	1
Total Assets	120,836
Liabilities:
Payables:
Options written, at value(1)	41
Due to custodian	7
Portfolio shares repurchased	371
Dividends	3
Advisory fees	62
Fund administration fees	1
Administrative services fees	6
Distribution fees and shareholder servicing fees	17
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	4
Accrued expenses and other payables	132
Total Liabilities	646
Net Assets	$120,190
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$106,502
Undistributed net investment income*	296
Undistributed net realized gain from investment and foreign currency transactions*	6,423
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,969
Total Net Assets	$120,190
Net Assets - Institutional Shares	$41,295
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,686
Net Asset Value Per Shares	$15.37
Net Assets - Service Shares	$78,895
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,198
Net Asset Value Per Share	$15.18

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums of $41,900 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the fiscal year ended December 31, 2011	Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$6
Dividends	2,289
Foreign tax withheld	(15)
Total Investment Income	2,280
Expenses:
Advisory fees	849
Shareholder reports expense	25
Transfer agent fees and expenses	1
Registration fees	39
Custodian fees	17
Professional fees	56
Non-interested Trustees’ fees and expenses	5
Fund administration fees	6
Administrative services fees - Service Shares	84
Distribution fees and shareholder servicing fees - Service Shares	210
Other expenses	53
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,345
Expense and Fee Offset	–
Net Expenses	1,345
Net Investment Income	935
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	9,553
Net realized gain from written options contracts	449
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(14,676)
Change in unrealized net appreciation/(depreciation) of written option contracts	(106)
Net Loss on Investments	(4,780)
Net Decrease in Net Assets Resulting from Operations	$(3,845)

See Notes to Financial Statements.

14 | DECEMBER 31, 2011

Statements of Changes in Net Assets

	Janus Aspen
	Perkins Mid Cap Value
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$935	$822
Net realized gain from investment and foreign currency transactions(1)	10,002	8,534
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(14,782)	6,785
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,845)	16,141
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(322)	(259)
Service Shares	(493)	(386)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(815)	(645)
Capital Share Transactions:
Shares Sold
Institutional Shares	20,032	15,691
Service Shares	16,130	16,933
Reinvested Dividends and Distributions
Institutional Shares	322	259
Service Shares	493	386
Shares Repurchased
Institutional Shares	(16,379)	(13,359)
Service Shares	(17,394)	(22,954)
Net Increase/(Decrease) from Capital Share Transactions	3,204	(3,044)
Net Increase/(Decrease) in Net Assets	(1,456)	12,452
Net Assets:
Beginning of period	121,646	109,194
End of period	$120,190	$121,646

Undistributed Net Investment Income*	$296	$93

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$15.91	$13.85	$10.71	$16.77	$16.64
Income from Investment Operations:
Net investment income	.16	.13	.05	.07	.27
Net gain/(loss) on investments (both realized and unrealized)	(.58)	2.03	3.48	(4.27)	.99
Total from Investment Operations	(.42)	2.16	3.53	(4.20)	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.10)	(.07)	(.08)	(.27)
Distributions (from capital gains)*	–	–	(.31)	(1.78)	(.86)
Return of capital	N/A	N/A	(.01)	N/A	N/A
Total Distributions and Other	(.12)	(.10)	(.39)	(1.86)	(1.13)
Net Asset Value, End of Period	$15.37	$15.91	$13.85	$10.71	$16.77
Total Return	(2.64)%	15.66%	33.69%	(27.68)%(1)	7.42%
Net Assets, End of Period (in thousands)	$41,295	$38,892	$31,424	$14,221	$12,758
Average Net Assets for the Period (in thousands)	$42,054	$35,949	$20,308	$13,956	$13,220
Ratio of Gross Expenses to Average Net Assets(2)	0.83%	0.92%	0.95%	1.24%	0.92%
Ratio of Net Expenses to Average Net Assets(2)	0.83%	0.92%	0.95%	1.24%	0.91%
Ratio of Net Investment Income to Average Net Assets	0.97%	0.99%	0.93%	0.97%	1.66%
Portfolio Turnover Rate	52%	65%	77%	100%	83%

Service Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$15.74	$13.72	$10.63	$16.67	$16.56
Income from Investment Operations:
Net investment income	.11	.08	.04	.06	.22
Net gain/(loss) on investments (both realized and unrealized)	(.58)	2.01	3.41	(4.26)	.97
Total from Investment Operations	(.47)	2.09	3.45	(4.20)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.07)	(.04)	(.06)	(.22)
Distributions (from capital gains)*	–	–	(.31)	(1.78)	(.86)
Return of capital	N/A	N/A	(.01)	N/A	N/A
Total Distributions and Other	(.09)	(.07)	(.36)	(1.84)	(1.08)
Net Asset Value, End of Period	$15.18	$15.74	$13.72	$10.63	$16.67
Total Return	(2.98)%	15.28%	33.14%	(27.88)%(1)	7.04%
Net Assets, End of Period (in thousands)	$78,895	$82,754	$77,766	$56,505	$63,681
Average Net Assets for the Period (in thousands)	$83,879	$76,667	$64,356	$58,398	$68,765
Ratio of Gross Expenses to Average Net Assets(2)	1.19%	1.27%	1.38%	1.59%	1.26%
Ratio of Net Expenses to Average Net Assets(2)	1.19%	1.27%	1.38%	1.59%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.61%	0.53%	0.59%	1.31%
Portfolio Turnover Rate	52%	65%	77%	100%	83%

*	See Note 5 in Notes to Financial Statements.
(1)	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional Shares and Service Shares, respectively.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2011

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio
Common Stock
Cellular Telecommunications	$–	$1,561,271	$–
Food – Miscellaneous/Diversified	363,690	1,089,400	–
Medical – Drugs	901,748	977,607	–
Medical – Generic Drugs	–	770,876	–
Oil and Gas Drilling	–	1,130,444	–
Publishing – Books	–	1,192,994	–
All Other	101,804,104	–	–

Repurchase Agreement	–	10,528,000	–

Total Investments in Securities	$103,069,542	$17,250,592	$–

Investments in Purchased Options:	$–	$220,352	$–

Other Financial Instruments(a):	$–	$(41,098)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Perkins Mid Cap Value Portfolio	$84,647

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series | 17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

18 | DECEMBER 31, 2011

may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax

Janus Aspen Series | 19

Notes to Financial Statements (continued)

provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used

20 | DECEMBER 31, 2011

as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the

Janus Aspen Series | 21

Notes to Financial Statements (continued)

index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

22 | DECEMBER 31, 2011

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2010	–	$–
Options written	700	259,700
Options closed	(200)	(72,600)
Options expired	(400)	(145,200)
Options exercised	–	–

Options outstanding at December 31, 2011	100	$41,900

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2010	923	$157,882
Options written	1,907	326,080
Options closed	(1,155)	(197,141)
Options expired	(1,675)	(286,821)
Options exercised	–	–

Options outstanding at December 31, 2011	–	$–

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments, at value	$220,352	Options written, at value	$41,098

Total		$220,352		$41,098

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(453,895)	$–	$(453,895)

Total	$–	$–	$(453,895)	$–	$(453,895)

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$9,553	$–	$9,553

Total	$–	$–	$9,553	$–	$9,553

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the fiscal year.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as

24 | DECEMBER 31, 2011

recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Portfolio may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it

Janus Aspen Series | 25

Notes to Financial Statements (continued)

receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the fiscal year ended December 31, 2011.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the

26 | DECEMBER 31, 2011

table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

Only the base fee rate applied until February 2007 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon the Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2011, the Portfolio recorded a Performance Adjustment of $42,758.

Janus Capital has agreed to reimburse the Portfolio until at least May 1, 2013 by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustment of management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services

Janus Aspen Series | 27

Notes to Financial Statements (continued)

fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Expense
Portfolio	Limit (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.86

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of, certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2011.

For the fiscal year ended December 31, 2011, Janus Capital assumed $52,639 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the fiscal year ended December 31, 2011.

28 | DECEMBER 31, 2011

The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Late-year	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Loss	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$299,985	$7,830,511	$–	$(741,816)	$(2,972)	$6,303,085

During the fiscal year ended December 31, 2011, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Perkins Mid Cap Value Portfolio	$2,700,110

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and partnerships.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$114,237,401	$13,414,263	$(7,111,178)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$815,132	$–	$–	$–

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$645,110	$–	$–	$–

Janus Aspen Series | 29

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Janus Aspen Perkins
Mid Cap Value Portfolio

Institutional Shares
2011	0.83%
2010	0.92%
2009	0.95%
2008	1.30%
2007	0.92%

Service Shares
2011	1.19%
2010	1.27%
2009	1.38%
2008	1.64%
2007	1.26%

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Perkins Mid Cap Value Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,230	1,093
Reinvested dividends and distributions	20	17
Shares repurchased	(1,008)	(935)
Net Increase/(Decrease) in Portfolio Shares	242	175
Shares Outstanding, Beginning of Period	2,444	2,269
Shares Outstanding, End of Period	2,686	2,444
Transactions in Portfolio Shares – Service Shares
Shares sold	1,018	1,191
Reinvested dividends and distributions	31	26
Shares repurchased	(1,108)	(1,630)
Net Increase/(Decrease) in Portfolio Shares	(59)	(413)
Shares Outstanding, Beginning of Period	5,257	5,670
Shares Outstanding, End of Period	5,198	5,257

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$60,997,002	$62,184,171	$–	$–

30 | DECEMBER 31, 2011

9.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Perkins Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Perkins Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

32 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of various Portfolios was good to very good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for almost all of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

34 | DECEMBER 31, 2011

mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by almost all of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2010. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s

36 | DECEMBER 31, 2011

net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | DECEMBER 31, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2011:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	100%

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

40 | DECEMBER 31, 2011

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0112-126	109-02-81122 02-12

ANNUAL REPORT

December 31, 2011

Janus Aspen Series

Janus Aspen Worldwide Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Snapshot
Janus Aspen Worldwide Portfolio invests globally, seeking companies with competitive advantages that lead to improving returns on invested capital and sustainable long-term growth. We invest where we believe we possess differentiated research insights in an effort to deliver superior risk-adjusted results over time.
George Maris portfolio manager

Performance Overview

Janus Aspen Worldwide Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -13.74%,
-13.99% and -13.98%, respectively, over the 12-month period ended December 31, 2011, while its benchmark, the MSCI World Index, returned -5.54%.

Economic Update

It was a volatile and difficult year for global equity markets. The Japanese tsunami, the Arab Spring, a U.S. downgrade, and China’s slowing economy hurt stock markets. But most damaging was the European crisis as investors questioned the creditworthiness of European Union members. The focus was Greece, but the crisis enveloped Ireland, Portugal, Spain and Italy, and led to broader fears of another Lehman-like financial crisis.

Some equity markets held up during this volatility, including the U.S. and U.K. But most markets around the world faced steep declines, including Japan, Germany, France, Canada, Hong Kong, Taiwan, Brazil and India. The divergence of returns between sectors reflected the fear among investors. Typically defensive sectors such as utilities, health care and consumer staples performed well in 2011. Cyclical sectors like financials and basic materials suffered from fears of financial panic and global recession.

In the fourth quarter, equity markets rebounded from the deep sell-off in the third quarter after positive developments in the European debt crisis and improved U.S. economic data. The utilization of liquidity measures in the European financial system along with new, potentially more fiscally responsible governments in Greece, Italy and Spain eased investor concerns. Despite the modest rebound, performance for most equity markets was still not particularly strong, showing continued investor anxiety.

Performance Overview

The Portfolio underperformed largely due to our financial, energy and consumer discretionary holdings. Our financial sector performance was particularly hurt by the weakness in Societe Generale and Morgan Stanley. Societe Generale is one of two European-centric banks we own. Both were selling at substantial discounts to our assessment of intrinsic value as of period end. Not only do we think our European balance-sheet financials have much stronger capital positions than their market prices reflect, but they have growth opportunities once the crisis subsides. We also hold several U.S. financial institutions, such as Morgan Stanley, which we believe are more attractively positioned than the market prices suggest. Their balance sheets are strong and liquid, with substantially reduced exposures to Europe, and they are taking share from global competitors which do not have the capital strength to compete.

In general, it appears financials are priced for a Lehman-like disaster. We think this outcome is unlikely given the variety of measures in place as a consequence of the Lehman crisis. Furthermore, the scope of the problem does not appear as drastic as it did in 2008. Once the threats of financial panic and contagion go away, we expect a reversion to more normal equity risk premiums for equities in general and for financials in particular. All else equal, lower risk premiums raise stock prices.

We believe that financials, currently the most exposed to fears of crisis, will benefit the most from a revaluation following a constructive resolution.

We therefore maintained our overweight exposure to financials. In this environment, we continue to seek companies with extraordinarily attractive valuations, but the Portfolio could evolve to less economically sensitive financial holdings in the future. Currently, we are willing to accept the risk because of the attractive valuations that we believe reflect fear, not fact.

Indian education company Educomp Solutions and Hong Kong retail outsourcing and logistics firm Li & Fung were the Portfolio’s largest detractors in consumer discretionary. Educomp suffered from poor capital allocation decisions. The company, however, is undertaking a dramatic change in corporate spending which is expected to significantly

2 | DECEMBER 31, 2011

(unaudited)

increase earnings. With the Indian education market offering substantial opportunity, we believe the secular trends benefitting Educomp’s unique business model should sustain substantial growth.

Li & Fung suffered from investor concerns over cost pressure from higher prices for cotton and other commodities as well as weakness in consumer spending on apparel. We think inflationary pressures throughout the retail supply chain should help Li & Fung since its primary objective is to reduce costs for its customers. We believe this environment plays to Li & Fung’s strengths in managing vendor costs. We also believe that its relatively new Wal-Mart relationship will help accelerate earnings over the long-term.

Top contributors to the Portfolio’s performance included Japan Tobacco. We think the company can create significant value through better capital allocation, namely using its strong free-cash-flow generation to increase shareholder payouts through dividends and share buybacks. Japan Tobacco is expected to repurchase shares from the Japanese government, a significant shareholder that needs cash to pay for reconstruction efforts related to last March’s earthquake. Further, we believe earnings will rebound as Japan Tobacco recovers market share lost following supply disruptions after the earthquake, and as the Japanese government considers increasing taxes on cigarettes. Higher taxes historically have resulted in stronger earnings without significantly impacting volume.

Our information technology holdings, led by Autonomy, also significantly contributed to performance. Our investment in Autonomy was rewarded when Hewlett Packard in August announced its intent to acquire the U.K. software company. With the shares reflecting the value of the offer and the low likelihood of a competing offer, we exited our position at a substantial gain. (Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio).

Investment Strategy and Outlook

We are positive on equities for 2012. The outlook for Europe seems better now than a year ago. The financial crisis is leading to reforms that address the problem of a monetary union without fiscal coordination. Further, we expect to see reductions in public spending on non-productive endeavors. There will likely be unfortunate economic pain in the short-term, particularly in the peripheral countries, and it will likely spread in varying degrees throughout Europe. We believe these measures should lay the base for healthy economic growth in the future. They will likely drive investor confidence, starting with lower yields and ultimately leading to higher equity valuations, especially as global equities appear to be inexpensive relative to other assets.

We believe the U.S. economy is stabilizing, but we expect a contentious election in 2012 to keep the environment in flux. U.S. corporations, however, are in great shape with strong cash positions, healthy profit margins and good potential for growth. Unless the government does something drastic, we think the outlook for the corporate sector is attractive.

In Japan, we think the reduction in government ownership in companies and in cross-ownership among companies should support stock prices by freeing up capital for higher return uses. Japan remains a levered economy with demographic challenges, but its skill in manufacturing and proximity to China offers growth potential. We also believe the Yen is unlikely to continue its recent strength if the crisis in Europe calms. A weaker Yen would help Japanese manufacturers.

Among emerging markets, we favor China and Brazil, as they are phasing out their restrictive monetary policies. Greater liquidity will likely boost domestic investment and economic activity. We also think China and Brazil will benefit as the global economy stabilizes. Our view on India is more pessimistic. While the opportunities offered appear great, government gridlock is lasting longer than we anticipated and does not seem likely to abate soon. We are restricting our investments in India to only those companies we consider to possess unique and extraordinary fundamental characteristics.

While we expect a gradual resolution of the European crisis and the uncertainty impacting the global economy, we do not pretend to know the timing. But we know relative valuations are several standard deviations from the norm. We are willing to assume that companies with attractive fundamentals will not remain perpetually undervalued.

Thank you for your investment in Janus Aspen Worldwide Portfolio.

Janus Aspen Series | 3

Janus Aspen Worldwide Portfolio (unaudited)

Janus Aspen Worldwide Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Japan Tobacco, Inc.	0.64%
Aggreko PLC	0.39%
Autonomy Corp. PLC	0.37%
Humana, Inc.	0.31%
Celgene Corp.	0.30%

5 Bottom Performers – Holdings

Contribution

Societe Generale – Class A	–1.34%
Educomp Solutions, Ltd.	–1.12%
Jain Irrigation Systems, Ltd.	–1.10%
Li & Fung, Ltd.	–0.94%
Morgan Stanley	–0.80%

5 Top Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Health Care	0.27%	10.73%	9.78%
Materials	0.10%	6.61%	7.91%
Other**	0.01%	0.03%	0.00%
Telecommunication Services	–0.21%	1.91%	4.28%
Utilities	–0.49%	2.60%	3.90%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	–3.17%	21.78%	19.20%
Energy	–1.62%	12.32%	11.47%
Consumer Discretionary	–1.23%	12.33%	10.35%
Consumer Staples	–0.86%	8.10%	10.16%
Industrials	–0.58%	8.38%	11.21%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4 | DECEMBER 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	2.9%
Japan Tobacco, Inc. Tobacco	2.8%
Celgene Corp. Medical – Biomedical and Genetic	2.6%
Standard Chartered PLC Commercial Banks	2.1%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.1%

12.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 6.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of December 31, 2010

Janus Aspen Series | 5

Janus Aspen Worldwide Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the May 1, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Portfolio – Institutional Shares	–13.74%	–3.55%	0.11%	6.92%	0.65%

Janus Aspen Worldwide Portfolio – Service Shares	–13.99%	–3.80%	–0.15%	6.64%	0.90%

Janus Aspen Worldwide Portfolio – Service II Shares	–13.98%	–3.79%	–0.14%	6.64%	0.89%

Morgan Stanley Capital International World IndexSM	–5.54%	–2.37%	3.62%	5.54%

Morgan Stanley Capital International All Country World IndexSM	–7.35%	–1.93%	4.24%	N/A**

Lipper Quartile – Institutional Shares	4th	3rd	4th	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	115/135	67/90	45/49	3/9

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2010. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

6 | DECEMBER 31, 2011

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective March 14, 2011, George Maris is portfolio manager of Janus Aspen Worldwide Portfolio.

*	The Portfolio’s inception date – September 13, 1993
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Janus Aspen Series | 7

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$844.00	$3.63

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$843.00	$4.78

Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$843.50	$4.65

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

†	Expenses are equal to the annualized expense ratio of 0.78% for Institutional Shares, 1.03% for Service Shares and 1.00% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 | DECEMBER 31, 2011

Janus Aspen Worldwide Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Contract Amounts		Value

Common Stock – 97.9%
Aerospace and Defense – 1.2%
117,500	General Dynamics Corp.	$7,803,175
Agricultural Chemicals – 0.5%
56,755	Mosaic Co.	2,862,155
Agricultural Operations – 0.1%
8,132,810	Chaoda Modern Agriculture Holdings, Ltd.ß,°°	575,956
Apparel Manufacturers – 0.5%
654,061	Prada SpA*,**	2,960,257
Applications Software – 0.5%
116,545	Microsoft Corp.	3,025,508
Automotive – Cars and Light Trucks – 1.3%
745,760	Ford Motor Co.	8,024,378
Building – Residential and Commercial – 1.8%
4,775	NVR, Inc.*	3,275,650
14,048,731	Taylor Woodrow PLC*	8,180,042
		11,455,692
Cable/Satellite Television – 1.8%
492,450	Comcast Corp. – Class A	11,675,989
Coal – 0.9%
395,725	Arch Coal, Inc.	5,741,970
Commercial Banks – 6.0%
2,130,122	Banco Bilbao Vizcaya Argentaria S.A.**	18,413,975
462,600	Banco do Brasil S.A.	5,880,193
608,361	Standard Chartered PLC	13,309,432
		37,603,600
Commercial Services – 0.7%
145,350	Aggreko PLC	4,552,061
Computer Aided Design – 1.5%
163,796	ANSYS, Inc.*	9,382,235
Computers – Integrated Systems – 0.6%
80,010	Teradata Corp.*	3,881,285
Computers – Memory Devices – 0.8%
231,245	EMC Corp.*	4,981,017
Distribution/Wholesale – 1.4%
4,789,815	Li & Fung, Ltd.	8,868,771
Diversified Banking Institutions – 7.1%
461,040	Citigroup, Inc.	12,129,962
366,815	JPMorgan Chase & Co.	12,196,599
777,245	Morgan Stanley	11,759,717
398,464	Societe Generale – Class A**	8,871,772
		44,958,050
E-Commerce/Products – 1.0%
200,510	eBay, Inc.*	6,081,468
Educational Software – 0.7%
1,257,216	Educomp Solutions, Ltd.	4,543,498
Electric – Integrated – 1.2%
351,304	Fortum Oyj**	7,496,704
Electronic Components – Miscellaneous – 1.5%
297,905	TE Connectivity, Ltd. (U.S. Shares)	9,178,453
Energy – Alternate Sources – 0%
2,340,214	Indiabulls Infrastructure and Power, Ltd.°°	0
Enterprise Software/Services – 0.8%
193,525	Oracle Corp.	4,963,916
Food – Confectionary – 1.3%
135,430	Hershey Co.	8,366,865
Food – Miscellaneous/Diversified – 1.4%
260,525	Unilever N.V.**	8,957,928
Food – Wholesale/Distribution – 0.7%
2,572,375	Olam International, Ltd.	4,225,464
Heart Monitors – 0.8%
75,140	HeartWare International, Inc.*	5,184,660
Hotels and Motels – 0.7%
170,035	Accor S.A.**	4,309,516
Independent Power Producer – 1.8%
633,480	NRG Energy, Inc.*	11,478,658
Industrial Automation and Robotics – 1.8%
73,200	Fanuc Corp.**	11,205,926
Industrial Gases – 2.0%
119,190	Praxair, Inc.	12,741,411
Instruments – Controls – 0.5%
114,090	Sensata Technologies Holding N.V.*,**	2,998,285
Internet Content – Entertainment – 0.6%
252,840	Youku.com, Inc. (ADR)*	3,962,003
Internet Gambling – 0.7%
1,622,267	Bwin.Party Digital Entertainment PLC	4,130,982
Life and Health Insurance – 4.1%
3,448,600	AIA Group, Ltd.	10,768,133
904,235	Conseco, Inc.*	5,705,723
966,102	Prudential PLC	9,577,916
		26,051,772
Machinery – Construction and Mining – 0.8%
68,205	Joy Global, Inc.	5,113,329
Medical – Biomedical and Genetic – 4.0%
239,148	Celgene Corp.*,**	16,166,405
62,965	Regeneron Pharmaceuticals, Inc.*	3,490,150
159,630	Vertex Pharmaceuticals, Inc.*	5,301,312
		24,957,867
Medical – Drugs – 1.5%
272,338	GlaxoSmithKline PLC	6,222,368
199,700	Mitsubishi Tanabe Pharma Corp.**	3,160,943
		9,383,311
Medical – Generic Drugs – 2.0%
281,003	Mylan, Inc.*	6,030,324
157,565	Teva Pharmaceutical S.P. (ADR)	6,359,324
		12,389,648
Medical Instruments – 0.6%
119,061	St. Jude Medical, Inc.	4,083,792
Medical Products – 0.9%
81,625	Varian Medical Systems, Inc.*	5,479,486
Metal – Aluminum – 0.6%
3,374,566	Alumina, Ltd.	3,847,675
Metal – Iron – 0.7%
201,035	Cia Vale do Rio Doce (ADR)	4,312,201
Multimedia – 0.9%
327,045	News Corp. – Class A	5,834,483

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 9

Janus Aspen Worldwide Portfolio

Schedule of Investments

As of December 31, 2011

Shares or Contract Amounts		Value

Networking Products – 1.3%
455,580	Cisco Systems, Inc.	$8,236,886
Non-Ferrous Metals – 0.8%
339,385	Titanium Metals Corp.	5,083,987
Office Automation and Equipment – 0.7%
95,300	Canon, Inc.**	4,223,171
Oil – Field Services – 2.2%
210,865	Baker Hughes, Inc.	10,256,473
198,833	Trican Well Service, Ltd.	3,426,136
		13,682,609
Oil Companies – Exploration and Production – 3.1%
78,250	Apache Corp.	7,087,885
132,890	Occidental Petroleum Corp.	12,451,793
		19,539,678
Oil Companies – Integrated – 4.8%
519,531	BG Group PLC	11,103,882
522,295	Petroleo Brasileiro S.A. (ADR)	12,979,031
123,181	Total S.A.**	6,296,619
		30,379,532
Oil Field Machinery and Equipment – 0.4%
52,905	Dresser-Rand Group, Inc.*	2,640,488
Pharmacy Services – 1.0%
115,565	Medco Health Solutions, Inc.*	6,460,083
Pipelines – 1.1%
171,270	Energy Transfer Equity L.P.	6,950,137
Property and Casualty Insurance – 0.9%
244,800	Tokio Marine Holdings, Inc.**	5,424,094
Real Estate Operating/Development – 1.5%
2,321,565	Hang Lung Properties, Ltd.	6,606,310
7,824,000	Shun Tak Holdings, Ltd.	2,921,546
		9,527,856
Retail – Apparel and Shoe – 1.2%
40,800	Fast Retailing Co., Ltd.**	7,423,002
Retail – Drug Store – 1.6%
308,360	Walgreen Co.	10,194,382
Retail – Major Department Stores – 1.5%
192,840	Nordstrom, Inc.	9,586,076
Rubber/Plastic Products – 0.7%
2,647,740	Jain Irrigation Systems, Ltd.	4,315,667
53,269	Jain Irrigation Systems, Ltd. (DVR)*	35,362
		4,351,029
Semiconductor Components/Integrated Circuits – 1.9%
732,725	Atmel Corp.*	5,935,073
2,438,000	Taiwan Semiconductor Manufacturing Co., Ltd.	6,105,471
		12,040,544
Semiconductor Equipment – 0.5%
80,908	ASML Holding N.V.**	3,400,222
Soap and Cleaning Preparations – 0.5%
68,654	Reckitt Benckiser Group PLC	3,389,847
Telecommunication Services – 1.9%
424,905	Amdocs, Ltd. (U.S. Shares)*	12,122,540
Telephone – Integrated – 0.5%
169,951	Telefonica S.A.**	2,943,803
Tobacco – 2.8%
3,802	Japan Tobacco, Inc.**	17,885,952
Transportation – Marine – 1.2%
1,147	A.P. Moller – Maersk Group – Class B	7,574,491
Transportation – Railroad – 1.1%
99,515	Kansas City Southern*	6,768,015
Transportation – Services – 1.5%
187,055	Expeditors International of Washington, Inc.	7,661,773
15,877	Kuehne + Nagel International A.G.	1,783,837
		9,445,610
Vitamins and Nutrition Products – 0.8%
71,180	Mead Johnson Nutrition Co. – Class A	4,892,201
Wireless Equipment – 2.1%
203,755	SBA Communications Corp. – Class A*	8,753,315
463,680	Telefonaktiebolaget L.M. Ericsson – Class B	4,745,874
		13,499,189

Total Common Stock (cost $696,939,530)		617,296,824

Preferred Stock – 0.6%
Automotive – Cars and Light Trucks – 0.6%
27,731	Volkswagen A.G. (cost $5,296,998)	4,153,872

Purchased Options – Calls – 0%
15,000	Chaoda Modern Agriculture Holdings, Ltd. expires January 2012 exercise price 4.0336 HKD	1
15,000	Chaoda Modern Agriculture Holdings, Ltd. expires January 2013 exercise price 4.0336 HKD	1,897

Total Purchased Options – Calls (premiums paid $202,379)		1,898

Warrant – 0.9%
Diversified Financial Services – 0.9%
651,747	JPMorgan Chase & Co., 10/28/18 (cost $7,006,280)	5,539,850

Money Market – 0.6%
3,523,127	Janus Cash Liquidity Fund LLC, 0% (cost $3,523,127)	3,523,127

Total Investments (total cost $712,968,314) – 100.0%		630,515,571

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		62,016

Net Assets – 100%		$630,577,587

See Notes to Schedule of Investments and Financial Statements.

10 | DECEMBER 31, 2011

Schedule of Investments

As of December 31, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,847,675	0.6%
Bermuda	8,868,771	1.4%
Brazil	23,171,425	3.7%
Canada	3,426,136	0.5%
Cayman Islands	4,537,959	0.7%
Denmark	7,574,491	1.2%
Finland	7,496,704	1.2%
France	19,477,907	3.1%
Germany	4,153,872	0.7%
Gibraltar	4,130,982	0.7%
Guernsey	12,122,540	1.9%
Hong Kong	20,295,989	3.2%
India	8,894,527	1.4%
Israel	6,359,324	1.0%
Italy	2,960,257	0.5%
Japan	49,323,088	7.8%
Netherlands	15,356,435	2.4%
Singapore	4,225,464	0.7%
Spain	21,357,778	3.4%
Sweden	4,745,874	0.8%
Switzerland	10,962,290	1.7%
Taiwan	6,105,471	1.0%
United Kingdom	56,335,548	8.9%
United States††	324,785,064	51.5%

Total	$630,515,571	100.0%

††	Includes Cash Equivalents (51.0% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 1/19/12	1,052,000,000	$13,675,157	$(118,805)

HSBC Securities (USA), Inc.:
Euro 2/2/12	7,200,000	9,319,303	94,049
Japanese Yen 2/2/12	939,000,000	12,209,720	(128,044)

		21,529,023	(33,995)

JPMorgan Chase & Co.: Japanese Yen 1/12/12	834,000,000	10,839,769	(108,802)

RBC Capital Markets Corp.: Japanese Yen 1/5/12	639,000,000	8,304,094	1,619

Total		$54,348,043	$(259,983)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2011	Worldwide
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$712,968
Unaffiliated investments at value	$626,992
Affiliated investments at value	3,523
Cash denominated in foreign currency(1)	6
Receivables:
Investments sold	1,680
Portfolio shares sold	30
Dividends	379
Foreign dividend tax reclaim	42
Non-interested Trustees’ deferred compensation	19
Other assets	13
Forward currency contracts	96
Total Assets	632,780
Liabilities:
Payables:
Due to custodian	13
Investments purchased	818
Portfolio shares repurchased	427
Dividends	–
Advisory fees	412
Fund administration fees	5
Distribution fees and shareholder servicing fees	30
Non-interested Trustees’ fees and expenses	12
Non-interested Trustees’ deferred compensation fees	19
Accrued expenses and other payables	110
Forward currency contracts	356
Total Liabilities	2,202
Net Assets	$630,578
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,008,385
Undistributed net investment income*	3,172
Undistributed net realized loss from investment and foreign currency transactions*	(298,260)
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(82,719)
Total Net Assets	$630,578
Net Assets - Institutional Shares	$490,539
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	18,994
Net Asset Value Per Shares	$25.83
Net Assets - Service Shares	$140,029
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,490
Net Asset Value Per Share	$25.51
Net Assets - Service II Shares	$10
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	386
Net Asset Value Per Share	$25.57

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.
(1)	Includes cost of $5,768.

See Notes to Financial Statements.

12 | DECEMBER 31, 2011

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2011	Worldwide
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$132
Dividends	13,822
Dividends from affiliates	12
Foreign tax withheld	(767)
Total Investment Income	13,199
Expenses:
Advisory fees	4,955
Shareholder reports expense	93
Transfer agent fees and expenses	1
Registration fees	17
Custodian fees	45
Professional fees	63
Non-interested Trustees’ fees and expenses	29
Fund administration fees	34
Distribution fees and shareholder servicing fees - Service Shares	414
Distribution fees and shareholder servicing fees - Service II Shares	–
Other expenses	42
Non-recurring costs (Note 4)	2
Costs assumed by Janus Capital Management LLC (Note 4)	(2)
Total Expenses	5,693
Expense and Fee Offset	–
Net Expenses	5,693
Net Investment Income	7,506
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	83,477
Net realized gain from written options contracts	68
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(195,370)
Net Loss on Investments	(111,825)
Net Decrease in Net Assets Resulting from Operations	$(104,319)

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Worldwide
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2011	2010

Operations:
Net investment income	$7,506	$5,522
Net realized gain from investment and foreign currency transactions(1)	83,545	134,649
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(195,370)	(26,510)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(104,319)	113,661
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(3,349)	(3,797)
Service Shares	(795)	(744)
Service II Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(4,144)	(4,541)
Capital Share Transactions:
Shares Sold
Institutional Shares	12,834	16,639
Service Shares	28,432	32,974
Reinvested Dividends and Distributions
Institutional Shares	3,349	3,797
Service Shares	795	744
Service II Shares	–	–
Shares Repurchased
Institutional Shares	(90,547)	(99,156)
Service Shares	(37,546)	(26,634)
Net Decrease from Capital Share Transactions	(82,683)	(71,636)
Net Increase/(Decrease) in Net Assets	(191,146)	37,484
Net Assets:
Beginning of period	821,724	784,240
End of period	$630,578	$821,724

Undistributed Net Investment Income*	$3,172	$412

*	See Note 5 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

14 | DECEMBER 31, 2011

Financial Highlights

Institutional Shares

	Janus Aspen Worldwide Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$30.13	$26.18	$19.27	$35.35	$32.48
Income from Investment Operations:
Net investment income	.31	.20	.29	.37	.27
Net gain/(loss) on investments (both realized and unrealized)	(4.44)	3.92	6.94	(16.11)	2.87
Total from Investment Operations	(4.13)	4.12	7.23	(15.74)	3.14
Less Distributions:
Dividends (from net investment income)*	(.17)	(.17)	(.32)	(.34)	(.27)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.17)	(.17)	(.32)	(.34)	(.27)
Net Asset Value, End of Period	$25.83	$30.13	$26.18	$19.27	$35.35
Total Return	(13.74)%	15.83%	37.70%	(44.69)%	9.66%
Net Assets, End of Period (in thousands)	$490,539	$648,827	$639,936	$522,295	$1,119,569
Average Net Assets for the Period (in thousands)	$587,144	$623,284	$558,029	$826,712	$1,207,006
Ratio of Gross Expenses to Average Net Assets	0.70%	0.65%	0.63%	0.53%	0.67%
Ratio of Net Expenses to Average Net Assets	0.70%	0.65%	0.63%	0.53%	0.67%
Ratio of Net Investment Income to Average Net Assets	1.05%	0.76%	1.35%	1.26%	0.70%
Portfolio Turnover Rate	88%	86%	206%	14%	26%

Service Shares

	Janus Aspen Worldwide Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$29.80	$25.93	$19.10	$35.05	$32.22
Income from Investment Operations:
Net investment income	.19	.12	.24	.21	.16
Net gain/(loss) on investments (both realized and unrealized)	(4.34)	3.88	6.87	(15.87)	2.87
Total from Investment Operations	(4.15)	4.00	7.11	(15.66)	3.03
Less Distributions:
Dividends (from net investment income)*	(.14)	(.13)	(.28)	(.29)	(.20)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.14)	(.13)	(.28)	(.29)	(.20)
Net Asset Value, End of Period	$25.51	$29.80	$25.93	$19.10	$35.05
Total Return	(13.95)%	15.52%	37.40%	(44.84)%	9.39%
Net Assets, End of Period (in thousands)	$140,029	$172,885	$144,294	$96,699	$227,723
Average Net Assets for the Period (in thousands)	$165,580	$151,800	$114,103	$159,561	$230,284
Ratio of Gross Expenses to Average Net Assets	0.95%	0.90%	0.88%	0.78%	0.92%
Ratio of Net Expenses to Average Net Assets	0.95%	0.90%	0.88%	0.78%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.81%	0.50%	1.08%	1.01%	0.46%
Portfolio Turnover Rate	88%	86%	206%	14%	26%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights  (continued)

Service II Shares

	Janus Aspen Worldwide Portfolio
For a share outstanding during each fiscal year ended December 31	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$29.89	$26.00	$19.15	$35.14	$32.30
Income from Investment Operations:
Net investment income	.22	.11	.22	.28	.16
Net gain/(loss) on investments (both realized and unrealized)	(4.40)	3.91	6.91	(15.98)	2.88
Total from Investment Operations	(4.18)	4.02	7.13	(15.70)	3.04
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.13)	(.28)	(.29)	(.20)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–	–	–	–	–
Total Distributions and Other	(.14)	(.13)	(.28)	(.29)	(.20)
Net Asset Value, End of Period	$25.57	$29.89	$26.00	$19.15	$35.14
Total Return	(14.01)%	15.56%	37.40%	(44.82)%	9.40%
Net Assets, End of Period (in thousands)	$10	$12	$10	$7	$13
Average Net Assets for the Period (in thousands)	$11	$10	$8	$10	$13
Ratio of Gross Expenses to Average Net Assets	0.93%	0.89%	0.87%	0.75%	0.92%
Ratio of Net Expenses to Average Net Assets	0.93%	0.89%	0.87%	0.75%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.83%	0.52%	1.10%	1.04%	0.45%
Portfolio Turnover Rate	88%	86%	206%	14%	26%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2011

Notes to Schedule of Investments

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

DVR	Differential Voting Rights

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

∞  Schedule of Fair Valued Securities (as of December 31, 2011)

		Value as a
	Value	% of Net Assets

Janus Aspen Worldwide Portfolio
Chaoda Modern Agriculture Holdings, Ltd.	$575,956	0.1%
Indiabulls Infrastructure and Power, Ltd.	–	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Portfolio
Common Stock
Agricultural Operations	$–	$–	$575,956
Energy – Alternate Sources	–	–	–
Internet Content – Entertainment	–	3,962,003	–
Medical – Generic Drugs	6,030,324	6,359,324	–
Metal – Iron	–	4,312,201	–
Oil Companies – Integrated	17,400,501	12,979,031	–
All Other	565,677,484	–	–

Preferred Stock	–	4,153,872	–

Warrant	–	5,539,850	–

Money Market	–	3,523,127	–

Total Investments in Securities	$589,108,309	$40,829,408	$575,956

Investments in Purchased Options:	$–	$1,898	$–

Other Financial Instruments(a):	$–	$(259,983)	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 17

Notes to Schedule of Investments (continued)

Level 3 Valuation Reconciliation of Assets (as of the fiscal year ended December 31, 2011)

			Change in			Transfers
	Balance as of		Unrealized			In and/or
	December	Realized	Appreciation/			Out of	Balance as of
	31, 2010	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	December 31, 2011

Investments in Securities:
Janus Aspen Worldwide Portfolio
Common Stock
Agricultural Operations	$–	$–	$(5,262,048)	$843,425	$–	$4,994,579	$575,956
Energy – Alternate Sources	–	–	–	–	–	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Portfolio	Aggregate Value

Janus Aspen Worldwide Portfolio	$130,266,041

18 | DECEMBER 31, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Worldwide Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net

Janus Aspen Series | 19

Notes to Financial Statements (continued)

assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.

20 | DECEMBER 31, 2011

Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3

Janus Aspen Series | 21

Notes to Financial Statements (continued)

Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the fiscal year ended December 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that

22 | DECEMBER 31, 2011

they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2011 is indicated in the table below:

	Number of	Premiums
Calls Options	Contracts	Received

Janus Aspen Worldwide Portfolio
Options outstanding at December 31, 2010	–	$–
Options written	810	68,065
Options closed	–	–
Options expired	(810)	(68,065)
Options exercised	–	–

Options outstanding at December 31, 2011	–	$–

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

24 | DECEMBER 31, 2011

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$1,898

Foreign Exchange Contracts	Forward currency contracts	95,668	Forward currency contracts	$355,651

Total		$97,566		$355,651

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	68,065	$–	$68,065

Foreign Exchange Contracts	–	–	–	(3,796,233)	(3,796,233)

Total	$–	$–	$68,065	$(3,796,233)	$(3,728,168)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(200,481)	$–	$(200,481)

Foreign Exchange Contracts	–	–	–	903,532	903,532

Total	$–	$–	$(200,481)	$903,532	$703,051

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the fiscal year.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a

Janus Aspen Series | 25

Notes to Financial Statements (continued)

whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular

26 | DECEMBER 31, 2011

index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the fiscal year ended December 31, 2011.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only

Janus Aspen Series | 27

Notes to Financial Statements (continued)

when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Sovereign Debt
Investments in foreign government debt securities (“sovereign debt”) can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Worldwide Portfolio	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Portfolio	MSCI World IndexSM

Only the base fee rate applied until February 2007 for the Portfolio. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

28 | DECEMBER 31, 2011

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2011, the Portfolio recorded a Performance Adjustment of $438,804.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the

Janus Aspen Series | 29

Notes to Financial Statements (continued)

Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended December 31, 2011.

For the fiscal year ended December 31, 2011, Janus Capital assumed $52,639 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $46,425 was paid by the Trust during the fiscal year ended December 31, 2011. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the fiscal year ended December 31, 2011.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal year reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

30 | DECEMBER 31, 2011

During the fiscal year ended December 31, 2011, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Aspen Worldwide Portfolio
Janus Cash Liquidity Fund LLC	$194,275,972	$(212,519,561)	$11,553	$3,523,127

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Portfolio has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Late-Year	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Loss	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Aspen Worldwide Portfolio	$3,205,931	$–	$(294,496,609)	$(5,459,861)	$(24,022)	$(81,032,554)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2011

	December 31,	December 31,	Accumulated
Portfolio	2016	2017	Capital Losses

Janus Aspen Worldwide Portfolio	$(4,371,577)	$(290,125,032)	$(294,496,609)

During the fiscal year ended December 31, 2011, the following capital loss carryovers were utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Worldwide Portfolio	$86,570,500

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and partnerships.

Janus Aspen Series | 31

Notes to Financial Statements (continued)

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Worldwide Portfolio	$711,548,125	$36,141,091	$(117,173,645)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Portfolio	$4,143,673	$–	$–	$–

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Portfolio	$4,541,225	$–	$–	$–

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Worldwide Portfolio
(all numbers in thousands)	2011	2010

Transactions in Portfolio Shares – Institutional Shares
Shares sold	444	611
Reinvested dividends and distributions	120	147
Shares repurchased	(3,103)	(3,664)
Net Increase/(Decrease) in Portfolio Shares	(2,539)	(2,906)
Shares Outstanding, Beginning of Period	21,533	24,439
Shares Outstanding, End of Period	18,994	21,533
Transactions in Portfolio Shares – Service Shares
Shares sold	973	1,209
Reinvested dividends and distributions	29	29
Shares repurchased	(1,313)	(1,002)
Net Increase/(Decrease) in Portfolio Shares	(311)	236
Shares Outstanding, Beginning of Period	5,801	5,565
Shares Outstanding, End of Period	5,490	5,801
Transactions in Portfolio Shares – Service II Shares(1)
Shares sold	–	–
Reinvested dividends and distributions	2	2
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	2	2
Shares Outstanding, Beginning of Period	384	382
Shares Outstanding, End of Period	386	384
(1) Transactions in Portfolio Shares – Service II Shares are not in thousands.

32 | DECEMBER 31, 2011

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Worldwide Portfolio	$662,779,310	$728,497,224	$–	$–

8.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolio’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Worldwide Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Worldwide Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2012

34 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of various Portfolios was good to very good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for almost all of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable

36 | DECEMBER 31, 2011

mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by almost all of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended December 31, 2010. The ratio also includes expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

38 | DECEMBER 31, 2011

Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 60 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40 | DECEMBER 31, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2011:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Worldwide Portfolio	35%

Janus Aspen Series | 41

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 55 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	55	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	55	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-Present). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

42 | DECEMBER 31, 2011

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	55	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	55	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	55	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	55	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL),The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Aspen Worldwide Portfolio	3/11-Present	Vice President of Janus Capital. Formerly, Portfolio Manager for Northern Trust (2008-2011) and Columbia Management Group (2004-2008).

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44 | DECEMBER 31, 2011

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0112-126	109-02-81112 02-12

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), William D. Cvengros and William D. Stewart who are all “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

	Services that the Fund’s Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2011	$394,690	$0	$88,992	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2010	$307,355	$0	$58,596	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
December 31	Service Providers	Service Providers	Providers
2011	$9,135	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2010	$26,700	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
December 31	(A)	(B)	(C)	and (C)1
2011	$0	$0	$0	$0
2010	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan or Iran in accordance with Section 13(c) of the Investment Company Act of 1940.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
The Registrant has made the following non-material change to its Nominating and Governance Committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees by increasing the number of days for a shareholder to submit further information as requested by the Nominating and Governance Committee from seven to fourteen days.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits

(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series
(Principal Executive Officer)

Date:	February 29, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series
(Principal Executive Officer)

Date:	February 29, 2012

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Aspen Series (Principal Accounting
Officer and Principal Financial Officer)

Date:	February 29, 2012